                                                                    EXHIBIT 10.8


                      THE PACIFIC GAS AND ELECTRIC COMPANY

                                RETIREMENT PLAN

                                     PART I




                               TABLE OF CONTENTS

                                RETIREMENT PLAN


                                                       Page
                                                       ----
1.   Introduction. . . . . . . . . . . . . . . . . . .   1

2.   Eligibility and Participation . . . . . . . . . .   2

3.   Service . . . . . . . . . . . . . . . . . . . . .   2

4.   Break in Service and Reemployment . . . . . . . .   2

5.   Normal Retirement Date. . . . . . . . . . . . . .   3

6.   Basic Pension Benefit Formula . . . . . . . . . .   3

7.   Early Retirement Pension Benefit Formula. . . . .   4

8.   Pensions Where Employment Ends Before Age 55. . .   5

9.   Deferred Retirement . . . . . . . . . . . . . . .   6

10.  Forms of Pension. . . . . . . . . . . . . . . . .   6

11.  Spouse's Pension. . . . . . . . . . . . . . . . .   8

12.  Withdrawal of Participant Contributions on
     Termination of Employment . . . . . . . . . . . .   9

13.  Death Benefits. . . . . . . . . . . . . . . . . .   9

14.  Facility of Payment . . . . . . . . . . . . . . .   9

15.  Benefits Are Not Assignable . . . . . . . . . . .  10

16.  Employer Contributions. . . . . . . . . . . . . .  10

17.  Company's Powers and Duties . . . . . . . . . . .  11

18.  Funding and Investment Provisions . . . . . . . .  11

19.  Administration. . . . . . . . . . . . . . . . . .  12

20.  Claims Procedure. . . . . . . . . . . . . . . . .  12

21.  Qualified Domestic Relations Orders . . . . . . .  13

22.  Amendment, Termination, and Merger. . . . . . . .  13

23.  Definitions and Cross-References. . . . . . . . .  14

SPECIAL PROVISIONS A, B, C, D, E, F, G, H, I, J, K,
 M and N . . . . . . . . . . . . . . . . . . . . . . 21-78

                                RETIREMENT PLAN


1.           Introduction

                     This is the controlling and definitive statement of the
             Pacific Gas and Electric Company Retirement PLAN1/ which, with certain exceptions, is effective on and after Janu-ary 1, 1994, for EMPLOYEES who are employed by Pacific Gas and Electric Company and other EMPLOYERS.

                     This PLAN is a further revision of the PLAN, originally
             placed in effect by the COMPANY January 1, 1937, which has been amended from time to time in the intervening years.
             Rights of PARTICIPANTS in this PLAN will not be less than rights of PARTICIPANTS under COMPANY'S PLAN as it existed before 1994.

                     The purpose of this PLAN is to distribute the corpus
             and income of accumulated PENSION trust funds in accordance with the PLAN. Under no circumstances shall contributions or benefits under this PLAN discriminate in favor of a "highly compensated EMPLOYEE," as that term is defined using the simplified method under CODE Section 414(q)(12) as described in applicable Treasury regulations or other guid-ance issued by the Internal Revenue Service. Forfeitures of nonvested accrued benefits under the PLAN shall not be applied to increase benefits any EMPLOYEE could otherwise receive under the terms of the PLAN.

                     Except for pension adjustments provided for in Special
             Provision G, PARTICIPANTS who retire or terminate employment before the effective date of any amendment are not affected or benefited by such amendments.

                     Since final regulations governing many statutory re-
             quirements of the Employee Retirement Income Security Act of 1974 (ERISA) have not yet been issued, the COMPANY reserves the right to retroactively modify the final language of the revised PLAN to conform to these requirements.

                     As provided for in Section 414(f) of the CODE, the PLAN
             has elected to be treated as a single employer plan.

                     This PLAN consists of Part I and Part II.  Part I
             applies solely to EMPLOYEES not covered by a collective bargaining agreement, and Part II applies solely to EMPLOY-EES whose benefits are the subject of collective bargaining with a union representing EMPLOYEES of the COMPANY.2/


________________________
1/  Words in all capitals are defined in Section 23.
2/ For PLAN YEARS prior to January 1, 1995, only management EMPLOYEES were PARTICIPANTS in Part I of the PLAN; prior to January 1, 1995, weekly-paid, non-union EMPLOYEES participated in Part II.

                                     PART I

2.           Eligibility and Participation

                     An EMPLOYEE automatically becomes a PARTICIPANT in the
             PLAN on the first day of work for an EMPLOYER, and partici-pation continues until the PARTICIPANT's SERVICE is termi-nated.

3.           Service

                     (a) The SERVICE of a PARTICIPANT on any date shall consist of the sum of the following:

                             (1) Any CREDITED SERVICE as of December 31, 1975, as defined under the PLAN prior to the January 1, 1976, amendment and reproduced in Special Provision F, and

                             (2) The elapsed time from the first day of em-ployment with an EMPLOYER (but not earlier than January 1, 1976) to the PARTICIPANT's SEVERANCE FROM SERVICE DATE, excluding any periods of BREAK IN SERVICE and any SERVICE cancelled by the operation of Sections 4 and 13.

                     (b) For EMPLOYEES who attain PART-TIME status at any time on or after January 1, 1991, service benefit accruals will be based on the following SERVICE:

                             (i) Paragraph (a) of this Section will apply to all SERVICE prior to January 1, 1991;

                             (ii) All SERVICE after December 31, 1990 in which the EMPLOYEE is designated as a PART-TIME EMPLOYEE shall be prorated for purposes of benefit accruals based on the ratio of actual straight-time hours worked in the calendar year to the full-time hourly equivalent (2,080 per calendar year) rounded to the nearest month.

4.           Break in Service and Reemployment

                     Upon reemployment with an EMPLOYER after a BREAK IN
             SERVICE, prior SERVICE earned under the PLAN will be treated for eligibility, vesting and/or benefit accrual as follows:

                     (a) If a PARTICIPANT has a BREAK IN SERVICE starting on or after January 1, 1989, the SERVICE of such PARTICIPANT prior to the BREAK IN SERVICE will be cancelled unless such prior SERVICE was at least five years or, in the event that such prior SERVICE was less than five years, if the period of the BREAK IN SERVICE was less than the prior SERVICE.

                     (b) If a PARTICIPANT has a BREAK IN SERVICE starting on or after January 1, 1985, but before January 1, 1989, the SERVICE of such PARTICIPANT prior to the BREAK IN SERVICE will be cancelled unless such prior SERVICE was at least 10 years or, in the event that such prior SERVICE was less than 10 years, such prior SERVICE will be cancelled if the period of the BREAK IN SERVICE is equal to or exceeds the greater of (i) five years or (ii) the period of SERVICE prior to the BREAK IN SERVICE.

                     (c) If a PARTICIPANT has a BREAK IN SERVICE starting on or after January 1, 1976, but before January 1, 1985, the SERVICE of such PARTICIPANT prior to the BREAK IN SERVICE will be cancelled unless such prior SERVICE was at least 10 years or, in the event that such prior SERVICE was less than 10 years, if the period of the BREAK IN SERVICE was less than the prior SERVICE. If the PARTICIPANT's contributions to the PLAN have been withdrawn, restoration of the PARTICIPANT's prior SERVICE will be in accordance with the provisions of Section 12.

                     (d) EMPLOYEES who were PARTICIPANTS in the PLAN prior to January 1, 1976, and whose prior SERVICE would not be restored under the provisions of (a) of this Section, but would have been restored under the provisions of the PLAN prior to the January 1, 1976, amendment, shall continue to be eligible to have their prior SERVICE restored under the rules of the PLAN prior to the January 1, 1976, amendment.
             Such rules are set forth in Special Provision E.

5.           Normal Retirement Date

                     NORMAL RETIREMENT DATE is the first day of the month
             following a PARTICIPANT's 65th birthday.

6.           Basic Pension Benefit Formula

                     A PARTICIPANT whose SERVICE continues to NORMAL RETIRE-
             MENT DATE or beyond3/ is entitled to a BASIC PENSION pay-able on ACTUAL RETIREMENT DATE and on the first day of each month thereafter as long as the PARTICIPANT lives.4/

                     (a) The monthly amount of the BASIC PENSION for a PARTICIPANT whose entire SERVICE is accrued as a PARTICIPANT in Part I of this PLAN shall be a monthly amount equal to
             1.6 percent of the PARTICIPANT's average BASIC MONTHLY
             SALARY for the final 36 consecutive months of SERVICE,5/ multiplied by the number of whole and fractional years of SERVICE. The amount so determined shall take the place of all other retirement income to which a PARTICIPANT might otherwise have been entitled under any suspended plan of an EMPLOYER or predecessor company.

                     (b) The monthly amount of the BASIC PENSION for a PARTICIPANT whose classification is changed and who has accrued SERVICE under both Part I and Part II of this PLAN shall be the larger of (1) or (2) below:

                             (1) The amount produced by computing all years of SERVICE pursuant to the applicable formula for the new classification.

                             (2)     The amount equal to the sum of (i) a
                                     pension benefit for SERVICE prior to the change in classification, computed pursuant to the applicable formula for the PARTICIPANT's old classification in effect at the time of the change in classification; and (ii) a pension benefit for SERVICE after the change in clas-sification, computed pursuant to the formula applicable for

______________________
3/  See Section 9 for the conditions under which this may occur.

4/ See Section 10 for the conditions under which other forms of pension may be substituted for the BASIC PENSION.

5/ A married PARTICIPANT'S EARLY RETIREMENT PENSION shall be in the form of a MARITAL PENSION, computed as provided in Section 10b. In lieu of a MARITAL PENSION, a PARTICIPANT may elect any of the alternative forms of the EARLY RETIREMENT PENSION described in Section 10b. and subject to the rules contained therein.

                                     the PARTICIPANT's new job classification.
                                     Each portion of the BASIC PENSION
                                     calculated under (i) and (ii) above shall be subject to all the applicable reductions imposed in PART I and PART II with respect to age and early retirement, joint pensions, marital pensions, and the election of an alternative spouse's pension.

                     (c) The monthly amount of the BASIC PENSION for a PARTICIPANT receiving LONG TERM DISABILITY PLAN benefits on ACTUAL RETIREMENT DATE shall be computed under (1) or (2) below, as applicable:

                             (1)     For EMPLOYEES receiving LONG TERM
                                     DISABILITY PLAN benefits on January 1,
                                     1988, a monthly benefit equal to 1.6
                                     percent of the larger of (i) the
                                     PARTICIPANT'S BASIC MONTHLY SALARY for the last month of active SERVICE or (ii) the PARTICIPANT'S LONG TERM DISABILITY PLAN benefit for the month immediately preceding ACTUAL RETIREMENT DATE. The result obtained in (i) or (ii) shall be multiplied by the number of whole or fractional years of SERVICE.

                             (2) For EMPLOYEES who start receiving LONG TERM DISABILITY PLAN benefits after January 1, 1988, a monthly benefit equal to 1.6 percent of the larger of (i) the average BASIC MONTHLY SALARY for the final consecutive 36 months of active SERVICE or (ii) the PARTICIPANT'S LONG TERM DISABILITY PLAN benefit for the month immediately preceding ACTUAL RETIREMENT DATE. The result obtained in (a) or (b) shall be multiplied by the number of whole and fractional years of SERVICE.

7.           Early Retirement Pension Benefit Formula

                     If a PARTICIPANT's SERVICE ends after the first day of
             the month following said PARTICIPANT's 55th birthday, and before NORMAL RETIREMENT DATE or death, the PARTICIPANT shall elect to receive either:

             a. A BASIC PENSION computed as provided in Section 6, or a MARITAL PENSION computed as provided in Section 10b., whichever is applicable, payable beginning with NORMAL RETIREMENT DATE; or

             b. An EARLY RETIREMENT PENSION with payments to begin on the PARTICIPANT's EARLY RETIREMENT DATE and to continue on the first day of each month thereafter so long as PARTICIPANT lives. EARLY RETIREMENT DATE is the date selected by the PARTICIPANT for commencement of payment of retirement benefits. This date must be the first day of any month after the termination of SERVICE and before the PARTICIPANT's 65th birthday. To elect an EARLY RETIREMENT PENSION, PARTICIPANT must notify the EMPLOYER in writing at least 30 days before the EARLY RETIREMENT DATE the PARTICIPANT selects. The monthly amount of the PARTICIPANT's EARLY RETIREMENT
                     PENSION6/ will be as follows:

- ----------
6/ A married PARTICIPANT'S EARLY RETIREMENT PENSION shall be in the form of a MARITAL PENSION, computed as provided in Section 10b and Section 7. In lieu of a MARITAL PENSION, a PARTICIPANT may elect any of the alternative forms of the EARLY RETIREMENT PENSION described in Section 10b, and subject to the rules contained therein.

                     (1) If PARTICIPANT has less than 15 years of SERVICE on the EARLY RETIREMENT DATE, the amount of the BASIC PENSION shall be reduced by one-fourth of one percent for each month (three percent per year) between PARTICIPANT's NORMAL RETIREMENT DATE and PARTICIPANT's EARLY RETIREMENT DATE; or

                     (2) If PARTICIPANT has at least 15 but less than 30 years of SERVICE and is 62 years of age or older on the EARLY RETIREMENT DATE, the amount shall be the PARTICIPANT's BASIC PENSION computed to the PARTICIPANT's EARLY RETIREMENT DATE; or

                     (3) If PARTICIPANT has at least 15 but less than 25 years of SERVICE and is less than 62 years of age on the EARLY RETIREMENT DATE, the amount of the BASIC PENSION shall be reduced by one-fourth of one percent for each month (three percent per year) by which PARTICIPANT's EARLY RETIREMENT DATE precedes PARTICIPANT's 62nd birthday, and further reduced by 1/12th of one percent for each month (one percent per year) by which PARTICIPANT's EARLY RETIREMENT DATE precedes PARTICIPANT's 60th birthday; or

                     (4) If PARTICIPANT has at least 25 but less than 30 years of SERVICE and is less than 62 years of age on the EARLY RETIREMENT DATE, the amount of the BASIC PENSION shall be reduced by one-fourth of one percent for each month (three percent per year) by which PARTICIPANT's EARLY RETIREMENT DATE precedes PARTICIPANT's 62nd birthday; or

                     (5) If a PARTICIPANT has at least 30 years of SERVICE and is less than 60 years of age on the EARLY RETIREMENT DATE, the amount of the BASIC PENSION shall be reduced by one-half of one percent for each month (up to a maximum of 12 months or six percent) by which PARTICIPANT'S EARLY RETIREMENT DATE precedes PARTICIPANT's 60th birthday, and further reduced by one-fourth of one percent for each month (three percent per year) by which PARTICIPANT'S EARLY RETIREMENT DATE precedes PARTICIPANT's 59th birthday; or

                     (6) If PARTICIPANT has at least 30 years of SERVICE and is 60 years of age or older on the EARLY RE-TIREMENT DATE, the amount shall be the PARTICIPANT's BASIC PENSION computed to the PARTICIPANT's EARLY RETIREMENT DATE.

                     (7) If a PARTICIPANT has at least 35 years of SERVICE and is 55 years of age or older on EARLY RETIRE-MENT DATE, and such PARTICIPANT was formerly a PARTICIPANT on December 31, 1994, in Part II of the PLAN, the amount shall be the PARTICIPANT'S BASIC PENSION computed to the PARTICIPANT'S EARLY RETIREMENT DATE.

             See Special Provision B for a table of EARLY RETIREMENT reductions.

8.           Pensions Where Employment Ends Before Age 55

                     Until January 1, 1989, a PARTICIPANT with at least
             10 years of SERVICE will be designated as a former EMPLOYEE rather than a retired EMPLOYEE if such PARTICIPANT's SERVICE ends before the first day of the month which follows the PARTICIPANT's 55th birthday. Effective January 1, 1989, any PARTICIPANT with at least five years of SERVICE will be designated as a former EMPLOYEE if such PARTICIPANT's SER-VICE ends before the first day of the month which follows the PARTICIPANT's 55th birthday. Such former EMPLOYEE has a vested right to receive a PENSION with the same rights of election and in the same amounts as provided in Section 7, provided that the earliest election date for commencement of PENSION payments is the first day of the month after the PARTICIPANT's 55th birthday and the latest shall be April 1 of the year following the year in which the PARTICIPANT attains age 70 1/2. Such a PARTICI-PANT is also entitled to the elections provided in Sections 10 (Forms of Pension), 12 (Withdrawal of Partici-pant Contributions on Termination of Employment), 13 (Death Benefits in Certain Cases), and 15 (Facility of Payment).

9.           Deferred Retirement

                     An EMPLOYEE may continue in employment beyond the
             NORMAL RETIREMENT DATE only at the request of an EMPLOYER or as may be required by law. A PARTICIPANT whose employment continues beyond NORMAL RETIREMENT DATE shall not be enti-tled to a pension until PARTICIPANT's ACTUAL RETIREMENT DATE. Any provision of the PLAN notwithstanding, distribu-tions from the PLAN shall comply with the requirements of CODE Section 401(a)(9) and the regulations thereunder. The amount of the PENSION payable shall be the PENSION benefit accrued as of the April 1 following the end of the year in which the EMPLOYEE attains age 70 1/2, adjusted for any elections made by the PARTICIPANT and any forms of PENSION required under Section 10.

                     Pursuant to CODE Section 401(a)(9)(A)(ii), if an EM-
             PLOYEE continues employment beyond the end of the year in which the EMPLOYEE attains age 70 1/2, a PENSION shall be distributed, commencing not later than April 1 of the calen-dar year following the calendar year in which the EMPLOYEE attains age 70 1/2, over the life of the EMPLOYEE or over the joint lives of the EMPLOYEE and the EMPLOYEE'S SPOUSE or other JOINT PENSIONER.

                     If an EMPLOYEE dies after the distribution of the
             EMPLOYEE'S interest in the PLAN has begun, then, in accor-dance with CODE Section 401(a)(9)(B)(i), the remaining portion of the EMPLOYEE'S accrued PENSION benefit, if any, will be distributed at least as rapidly as under the method of distributions being used as of the date of his or her death. If an EMPLOYEE dies before the ACTUAL RETIREMENT DATE, then the EMPLOYEE'S SPOUSE may elect to postpone receiving distributions under the SPOUSE'S PENSION, but postponement of receipt of benefits shall not extend beyond the date that the EMPLOYEE would have attained age 70 1/2. Death benefits provided under the PLAN shall be no more than incidental, within the meaning of the CODE, to the PLAN'S primary purpose of providing retirement benefits to EMPLOY-EES.

10.          Forms of Pension

             (a)     Joint Pension With Non-Spouse

                     For a PARTICIPANT who is unmarried on the ACTUAL RE-TIREMENT DATE, the normal form of a PENSION shall be a BASIC PENSION or an EARLY RETIREMENT PENSION which terminates on the PARTICIPANT'S death. A MARITAL PENSION, as described in 10(b) below, is the normal form of PENSION for PARTICIPANTS who are married on the ACTUAL RETIREMENT DATE. However, any PARTICIPANT, whether married or unmarried, who wishes to have the PENSION continued in whole or in part after the PARTICIPANT'S death for the life of a non-spouse JOINT PENSIONER, may elect to have the applicable normal form of PENSION paid as a JOINT PENSION by giving the EM-PLOYER at least 30 days' advance written notice prior to the PARTICIPANT'S ACTUAL RETIREMENT DATE.

                     If such an election is made, the PARTICIPANT will receive a reduced BASIC or EARLY RETIREMENT PENSION for life and, upon the PARTICIPANT'S death, the non-spouse JOINT PENSIONER designated by the PARTICIPANT will receive that proportion of such reduced PENSION, up to 100 percent, which the PARTICIPANT has elected, for the remainder of the JOINT PENSIONER'S life.

                     Non-spouse JOINT PENSIONS shall be determined in accor-dance with an actuarial formula which is set forth in Special Provision C.

             (b)     Joint Pension With Spouse

                     For a PARTICIPANT who is married on the ACTUAL RETIRE-MENT DATE, the normal form of PENSION shall be a MARI-TAL PENSION, reducing the amount of the PARTICIPANT'S BASIC PENSION and providing that on the PARTICIPANT'S death one-half of such MARITAL PENSION will be contin-ued to the SPOUSE for the remainder of the SPOUSE'S life.

                     In lieu of the MARITAL PENSION, a married PARTICIPANT, by making a QUALIFIED ELECTION prior to ACTUAL RETIRE-MENT DATE, may elect one of the following options:

                     (1) a JOINT PENSION with SPOUSE which provides that an amount equal to either 25, 75 or 100 percent of a reduced BASIC or EARLY RETIREMENT PENSION will, upon the PARTICIPANT'S death, be continued for the remainder of the SPOUSE'S life, or

                     (2) a SPECIAL JOINT PENSION with SPOUSE which provides an amount of one-half or 100 percent of a reduced BASIC or EARLY RETIREMENT PENSION that, upon the PARTICIPANT'S death, will be continued for the remainder of the SPOUSE'S life. However, if the SPOUSE predeceases the PARTICIPANT, future PENSION payments will be restored to the amount of the full BASIC or EARLY RETIREMENT PENSION that the PARTICIPANT would be entitled to receive if no SPECIAL JOINT PENSION with SPOUSE had been elect-ed.

                     MARITAL PENSIONS and JOINT PENSIONS with SPOUSE shall be determined in accordance with an actuarial formula which is set forth in Special Provision D. Special Provision D also includes tables of factors which apply to typical options which may be elected.

                     SPECIAL JOINT PENSIONS with SPOUSE shall also be deter-mined in accordance with the actuarial formula which is set forth in Special Provision D, but actuarially adjusted further to reflect the value of the restora-tion feature. Provision D also includes tables of the factors which apply to SPECIAL JOINT PENSION options that may be elected.

             (c) Basic or Early Retirement Pension Terminating Upon The Death Of The Participant

                     Under this option, no additional PENSION payments are made to anyone after the PARTICIPANT'S death.

             (d)     Conditions Applicable To All Forms Of Pensions

                     The CONSENT of the SPOUSE is required whenever a QUALI-FIED ELECTION is made which would provide benefits to a surviving SPOUSE less than those provided by a MARITAL PENSION.

                     The SPOUSE of a PARTICIPANT may not receive a benefit under any provisions of this Section if a larger SPOUSE'S PENSION is payable under Section 11.

11.          Spouse's Pension

             (a) If a married PARTICIPANT dies while employed by an EMPLOYER and prior to the ACTUAL RETIREMENT DATE, or within 30 days thereafter, the PARTICIPANT's surviving SPOUSE will be eligible to receive a SPOUSE's PENSION if, at the time of the PARTICIPANT'S death, (i) the PARTICIPANT was at least 55 years of age, or (ii) the sum of the PARTICIPANT's age and years of SERVICE equaled 70 or more. (69.5 or more is rounded to 70.)

                     The amount of the SPOUSE's PENSION is one-half of the PENSION that the PARTICIPANT would have been entitled to receive, and will be calculated as if:

                     (1)     the PARTICIPANT had elected a BASIC PENSION under
                             Section 10(b)(3),

                     (2) the first day of the month following the PARTICIPANT's death had been the PARTICIPANT's ACTUAL RETIREMENT DATE, and

                     (3) The PARTICIPANT had in fact retired on that date without reduction for early retirement. However, if the SPOUSE is more than 10 years younger than the PARTICIPANT, the amount of the SPOUSE's PEN-SION shall be reduced 1/20th of one percent for each full month in excess of 120 months' differ-ence in their ages, except that such reduction shall not result in a SPOUSE's PENSION lower than would have been payable if the PARTICIPANT had retired as of the date of death and elected an optional form providing for continuation of 50 percent to a named JOINT PENSIONER with SPOUSE the same sex and age of the SPOUSE, under the provisions of Section 10(b)(1). The SPOUSE's PENSION is payable to the PARTICIPANT's surviving SPOUSE on the first day of the month following the PARTICIPANT's death and the first day of each month thereafter so long as the SPOUSE lives.

             (b) The surviving SPOUSE of a PARTICIPANT or of a former EMPLOYEE who dies prior to actual retirement date shall be entitled to receive a SPOUSE's PENSION under this
                     Section 11(b) if, at the time of the death of the PARTICIPANT or former EMPLOYEE, (i) the PARTICIPANT or former EMPLOYEE had at least five years of SERVICE, and
                     (ii) the surviving SPOUSE does not qualify for a SPOUSE's PENSION under Section 11(a), above.

                     A SPOUSE's PENSION under this Section 11(b) shall be payable on the first day of the month following the later of (i) the date of death or (ii) the month in which the deceased PARTICIPANT or former EMPLOYEE would have attained his 55th birthday. By submitting an election form to the PLAN ADMINISTRATOR, a SPOUSE may elect to begin receiving a SPOUSE's PENSION at a speci-fied later date.

                     Unless a vested PARTICIPANT or vested former EMPLOYEE and his or her SPOUSE have elected otherwise pursuant to a QUALIFIED ELECTION, if a PARTICIPANT dies on or before age 55, the PARTICIPANT'S or FORMER EMPLOYEE'S surviving SPOUSE (if any) will receive the same benefit that would have been payable if the PARTICIPANT or former EMPLOYEE had:

                     (1) separated from SERVICE on the date of death (or date of separation from SERVICE, if earlier),

                     (2)     survived to age 55,

                     (3)     retired with a MARITAL PENSION at age 55,

                     (4) died on the day of retirement, and begun to re-ceive benefit payments at the date as of which the PARTICIPANT or former EMPLOYEE would have attained age 55.

                     Unless a surviving SPOUSE elects otherwise, the surviv-ing SPOUSE will begin to receive payments at the date as of which the PARTICIPANT or former EMPLOYEE would have attained age 55. Benefits commencing after this date will be the ACTUARIAL EQUIVALENT of the benefit to which the surviving SPOUSE would have been entitled if benefits had commenced at this date.

             A PARTICIPANT's SPOUSE may not receive both a SPOUSE's PENSION under this Section and a MARITAL or JOINT PENSION under Section 10. If the PARTICIPANT dies within 30 days after the PARTICIPANT's ACTUAL RETIREMENT DATE, the SPOUSE will receive the larger of the monthly Pensions under this Section and Section 3.10, but not both.

12.          Withdrawal of Participant Contributions on Termination of
             Employment

                     A PARTICIPANT's contributions to the PLAN may not be
             withdrawn prior to ACTUAL RETIREMENT DATE or other termina-tion of SERVICE. After a PARTICIPANT's SERVICE is terminat-ed, the PARTICIPANT, by written notice to the PARTICIPANT's EMPLOYER at least 30 days before the date the PENSION be-gins, may elect to have such CONTRIBUTIONS PLUS INTEREST returned.

                     If a PARTICIPANT elects to withdraw such CONTRIBUTIONS
             PLUS INTEREST, the PENSION the PARTICIPANT would otherwise be entitled to at the NORMAL or EARLY RETIREMENT DATE shall be reduced by an amount that reflects the actuarial value of the contributions withdrawn. The factors used to reduce the PENSION of a PARTICIPANT who has withdrawn his contributions shall comply with CODE Sections 411(a)(7)(D) and 411(c)(2)(B) and are contained in the table set forth in Special Provision I.

13.          Death Benefits

                     If a PARTICIPANT with contributions on deposit in the
             PLAN dies before receiving payments from the PLAN equal to the amount of the PARTICIPANT's CONTRIBUTIONS PLUS INTEREST, the difference between the payments made and the CONTRIBU-TIONS PLUS INTEREST will be paid to the named BENEFICIARY, unless a PENSION is payable to the PARTICIPANT's surviving SPOUSE or JOINT PENSIONER. If a PENSION is payable after such PARTICIPANT's death, and if upon the death of the SPOUSE or JOINT PENSIONER the total combined amount paid to the PARTICIPANT and the SPOUSE or JOINT PENSIONER does not equal the amount of the PARTICIPANT's CONTRIBUTIONS PLUS INTEREST, the difference between the total amount paid and the PARTICIPANT's CONTRIBUTIONS PLUS INTEREST will be paid to the BENEFICIARY of the SPOUSE or JOINT PENSIONER.

14.          Facility of Payment

                     (a) If the present value of all PENSION benefits payable under the PLAN to any individual is less than $3,500.00 as of the date of SEVERANCE FROM SERVICE or ACTUAL RETIREMENT DATE, the equivalent value shall be paid in a lump sum, as directed by the ADMINISTRATOR. For

             PARTICIPANTS terminating before age 55, present value means the ACTUARIAL EQUIVALENT of the normal retirement benefit commencing at NORMAL RETIREMENT DATE. For PARTICIPANTS retiring at or after age 55, present value means the ACTUAR-IAL EQUIVALENT of the early, normal or deferred retirement benefit commencing at ACTUAL RETIREMENT DATE. In determin-ing the present value, the PLAN ADMINISTRATOR shall use the Unisex Mortality Table for 1984 (UP-84) and the interest rates set, as of the first day of the PLAN YEAR in which the lump sum payment is made, by the Pension Benefit Guaranty Corporation for the purpose of determining the present value of a lump sum distribution on PLAN termination.

                     (b) If the ADMINISTRATOR determines that any individu-al entitled to any payment under the PLAN is physically or mentally incompetent to handle the payment and no guardian or conservator has been appointed to receive such payment, the ADMINISTRATOR may cause all payments thereafter becoming due to such individual to be applied for and on behalf of and for the benefit of such individual. Payments made pursuant to this provision shall completely discharge the EMPLOYER, the ADMINISTRATOR, the Trustee, and all fiducia-ries of all further responsibility with respect to such individual.

                     (c) If the distributee of any eligible rollover dis-tribution (as defined below) elects to have the distribution paid directly to an eligible retirement plan (as defined below), and if the distributee specified, according to the manner specified by the PLAN, the eligible retirement plan to which such distribution is to be paid, then the distribu-tion shall be made in the form of a direct trustee-to-trust-ee transfer to the eligible retirement plan specified by the distributee. The trustee-to-trustee transfer shall be made available only if the distribution from the PLAN would be subject to federal income taxation.

                     The term "eligible rollover distribution" shall mean
             any distribution to a PARTICIPANT or former EMPLOYEE of all or part of the balance to the credit of the PARTICIPANT or former EMPLOYEE in the PLAN. The term shall not, however, include any distribution which is one of a series of "sub-stantially equal periodic payments" (as defined at CODE
             Section 402(c)(4)(A), or any distribution that is required under CODE Section 401(a)(9).

                     The term "eligible retirement plan" means an individual
             retirement account described in CODE Section 408(a), an individual retirement annuity described in CODE Section
             408(b) (other than an endowment contract), an annuity plan described in CODE Section 403(a), or a qualified defined contribution plan, the terms of which permit the acceptance of rollover distributions.

15.          Benefits Are Not Assignable

                     Except as may be required by law, a PARTICIPANT's
             interest in the PLAN, either before or after retirement, and that of a PARTICIPANT's SPOUSE, JOINT PENSIONER, or BENEFI-CIARY shall not be subject to assignment, anticipation, sale, transfer, pledge, encumbrance, or charge, whether voluntary or involuntary, and any attempt to so assign, anticipate, sell, transfer, pledge, encumber, or charge shall be void.

16.          Employer Contributions

                     The COMPANY shall contribute to the PLAN such amount of
             EMPLOYER CONTRIBUTIONS as the EMPLOYEE BENEFIT FINANCE COMMITTEE, with the advice of the actuary, shall determine is necessary to keep the PLAN funded in accordance with the Funding Policy and to satisfy any minimum funding standard required by the Internal Revenue SERVICE or the Department of Labor. The EMPLOYEE BENEFIT FINANCE COMMITTEE shall determine and charge to each EMPLOYER its share of the EMPLOYER contribu-tions made by the COMPANY.

17.          Company's Powers and Duties

                     The COMPANY, acting through its Board of Directors or
             Executive Committee, reserves to itself the exclusive power to amend, suspend, or terminate the PLAN as provided below and to appoint and remove from time to time:

                     (a) The individuals comprising the EMPLOYEE BENEFIT FINANCE COMMITTEE;

                     (b) The individuals comprising the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE;

                     (c) The EMPLOYERS whose EMPLOYEES may participate in the PLAN.

                     (d) Except as provided in Section 20, the appropriate committees established by the COMPANY shall serve as the final review committees, under the PLAN, to determine con-clusively for all parties any and all questions arising from the administration of the PLAN and shall have sole and complete discretionary authority and control to manage the operation and administration of the PLAN, including, but not limited to, the determination of all questions relating to eligibility for participation and benefits, interpretation of all PLAN provisions, determination of the amount and kind of benefits payable to any PARTICIPANT, SPOUSE or beneficia-ry, and construction of disputed or doubtful terms. Such decisions shall be conclusive and binding on all parties and not subject to further review.

                     All powers and duties not reserved to the COMPANY are
             delegated to the EMPLOYEE BENEFIT FINANCE COMMITTEE and to the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE. Action of either committee shall be by vote of a majority of the members of the committee at a meeting, or in writing without a meeting, and evidenced by the signature of any member who is so authorized by the committee. The COMPANY indemnifies each member of each committee against any personal liability or expense arising out of any action or inaction of the committee or of any member of the committee or of such individual, except that due to his own willful misconduct.

18.          Funding and Investment Provisions

                     The EMPLOYEE BENEFIT FINANCE COMMITTEE appointed by the
             COMPANY's Board of Directors to serve at its pleasure has the express powers and duties described in this Section.

                     (a) Appointments. The EMPLOYEE BENEFIT FINANCE COM-MITTEE has the sole power and duty from time to time to appoint and remove the Funding Agents, the Investment Manag-er, actuaries, accountants, and such other advisors and consultants as may be needed for the proper financial admin-istration and investment of the assets of the PLAN. Supple-menting such appointments, the EMPLOYEE BENEFIT FINANCE COMMITTEE may enter into appropriate agreements with each Trustee, Investment Manager or other advisors appointed under this paragraph and delegate to them appropriate powers and duties. The EMPLOYEE BENEFIT FINANCE COMMITTEE may appoint and delegate to one or more individuals the power and duty to handle the day-to-day financial administration of the PLAN. Such individuals need not be members of the committee and shall serve at the pleasure of the committee.

                     (b) Funding Policy. The EMPLOYEE BENEFIT FINANCE COMMITTEE has the sole power and duty to establish a funding policy and an investment policy and to review and revise it from time to time as the committee shall determine in its sole discretion. All EMPLOYER contributions to the PLAN shall be paid to Funding Agents which may be one or more insurance companies or corporate trustees, or to any combi-nation thereof, as the EMPLOYEE BENEFIT FINANCE COMMITTEE may determine from time to time. These contributions, and all previous contributions of PARTICIPANTS and EMPLOYERS, together with the proceeds of their investment, shall be held and administered by these Funding Agents pursuant to the agreements between the COMPANY and the Funding Agents. All of the PLAN'S assets held by Funding Agents are avail-able to pay benefits on behalf of all PARTICIPANTS covered by this PLAN.

19.          Administration

                     The EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE, appoint-
             ed by the COMPANY's Board of Directors to serve at its pleasure, is the ADMINISTRATOR of the PLAN and is responsi-ble for the overall administration of the PLAN. The ADMIN-ISTRATOR has the sole power and duty to establish, and from time to time revise, such rules and regulations as may be necessary to administer the PLAN in a nondiscriminatory manner for the exclusive benefit of PARTICIPANTS and all other persons entitled to benefits under the PLAN.

                     The ADMINISTRATOR shall also maintain such records and
             make such computations, interpretations, and decisions as may be necessary or desirable for the proper administration of the PLAN. The ADMINISTRATOR may demand such proof of age of any PARTICIPANT, JOINT PENSIONER, or SPOUSE as it consid-ers necessary, and it may adjust any PENSION or other pay-ment or payments thereafter due under the PLAN as it deems appropriate and equitable to correct any factual error or misrepresentation. The ADMINISTRATOR shall maintain for PARTICIPANTS' inspection copies of the PLAN, trust agree-ment, investment policy, each agreement with an Investment Manager, the latest annual report, PLAN description, and summary description, and any amendments or changes in any of these documents. On written request, PARTICIPANTS may obtain from the ADMINISTRATOR a copy of any of these docu-ments at a cost established by the ADMINISTRATOR from time to time.

                     All expenses of administration may be paid out of the
             PLAN's assets upon authorization by the appropriate commit-tee, unless paid by the COMPANY. Such expenses shall in-clude any expenses incident to the functioning of the ADMIN-ISTRATOR, including, but not limited to, fees for accoun-tants, actuaries, counsel, investment managers and other specialists and their agents, and other costs of administer-ing the PLAN.

20.          Claims Procedure

                     If a claim is denied in whole or in part, the ADMINIS-
             TRATOR shall furnish to the claimant a written notice set-ting forth:

                     (a)     Specific reason(s) for the denial,

                     (b) The PLAN provision(s) on which the denial is based,

                     (c) A description of any material or information, if any, necessary for the claimant to perfect the claim, and an explanation of why such material or information is neces-sary, and

                     (d) Information concerning the steps to be taken if claimant wishes to submit a claim for review.

             The above information shall be furnished to the claimant within 90 days after the claim is received by the ADMINIS-TRATOR.

                     If a claimant is not satisfied with the written notice
             described in the preceding paragraph, such claimant may request a full and fair review by so notifying the ADMINIS-TRATOR in writing within 90 days after receiving such no-tice. If a review is requested the claimant shall also be entitled, upon written request, to review pertinent docu-ments and to submit issues and comments in writing. The EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE shall furnish the claimant with a written final decision within 60 days after receipt of the request for review.

21.          Qualified Domestic Relations Orders

             The EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE shall apply the provisions of this section with regard to a Domestic Relations Order (as defined below) to the extent not incon-sistent with Section 414(p) of the CODE.

             The EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE shall estab-lish procedures, consistent with Section 414(p) of the CODE, to determine the qualified status of any Domestic Relations Order, to administer distributions under any Qualified Domestic Relations Order (as defined below), and to provide to the PARTICIPANT and the Alternate Payee(s) (as defined below) all notices required under Section 414(p) of the CODE with respect to any Domestic Relations Order.

             Within a reasonable period of time after the receipt of a Domestic Relations Order (or any modification thereof), the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE shall determine whether such order is a Qualified Domestic Relations Order.

             For purposes of this section:

             (a) Alternate Payee shall mean any SPOUSE, former SPOUSE, child, or other dependent of a PARTICIPANT who is recognized by a Domestic Relations Order as having a right to receive all, or a portion of, the benefits payable under the PLAN with respect to such PARTICI-PANT.

             (b) Domestic Relations Order shall mean any judgment, decree, or order (including approval of a property settlement) which:

                     (1) relates to the provision of child support, alimony payments, or marital property rights to a SPOUSE, former SPOUSE, child, or other dependent of a PARTICIPANT; and

                     (2) is made pursuant to a state domestic relations law (including a community property law).

             (c) Qualified Domestic Relations Order shall mean a Domes-tic Relations Order which meets the requirements of
                     Section 414(p)(1) of the CODE.

22.          Amendment, Termination, and Merger

                     The COMPANY hopes and expects to continue this PLAN
             indefinitely but, because future conditions cannot be fore-seen, its Board of Directors necessarily reserves the right to change, suspend, or terminate the PLAN at any time. However, no change can be made which would adversely affect the rights which any PARTICIPANT, retired EMPLOYEE, former EMPLOYEE, SPOUSE, JOINT PENSIONER, or BENEFICIARY may then have with respect to funds then being held under the PLAN by any Funding Agent or permit any such funds to revert to an EMPLOYER or be used for any purpose except for the exclusive benefit of PARTICIPANTS, Pensioners, and their SPOUSES, JOINT PENSIONERS, and BENEFI-CIARIES.

                     In the event the PLAN is partially terminated, termi-
             nated or suspended, all EMPLOYER contributions with respect to the affected PARTICIPANTS shall cease and the accrued benefits of the affected PARTICIPANTS shall become nonfor-feitable. Subject to applicable requirements of notice to the Pension Benefit Guaranty Corporation governing termina-tion of PENSION benefit plans, the funds held under the PLAN by the Funding Agents shall be applied to provide the PEN-SIONS, benefits and refunds accrued to the date of termina-tion or suspension and to the extent funded. Such provision shall be made in such manner as the ADMINISTRATOR shall direct, including the purchase of paid-up annuities, distri-bution in installments, or lump-sum distributions and shall be in conformance with the requirements and priorities established by various governmental agencies to oversee PLAN suspensions and terminations. Notwithstanding any contrary provisions of the PLAN, after its termination and after all liabilities for the payment of PENSIONS, benefits and re-funds to the date of termination have been satisfied or provided for in accordance with the foregoing, any funds remaining with the Funding Agents shall be returned to the COMPANY.

                     This PLAN shall not be merged into or consolidated with
             any other PLAN, nor shall any of its assets or liabilities be transferred to any other PLAN, unless each PARTICIPANT in this PLAN would (if such other PLAN then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit such PARTICIPANT would have been entitled to receive immediately before the merger, consolidation, or transfer (if this PLAN had then terminated).

23.          Definitions and Cross-References

             Actual Retirement Date:          The date of one of the following, whichever
                                              is applicable:

                                              (a)    The date on which an EARLY RETIREMENT
                                                     PENSION begins, or

                                              (b)    The PARTICIPANT's Normal Retirement
                                                     Date, or

                                              (c)    If the PARTICIPANT continues in the
                                                     employ of an EMPLOYER beyond Normal
                                                     Retirement Date, the first day of
                                                     the month following termination of
                                                     SERVICE.

             Actuarial Equivalent or          For purposes of determining actuarially
             Actuarial Equivalence:           equivalent benefits under this PLAN, the
                                              provisions of Special Provision D shall
                                              apply.

             Administrator:                   The EMPLOYEE BENEFIT ADMINISTRATIVE
                                              COMMITTEE referred to in Section 20,
                                              201 Mission Street, 19th Floor, Mail
                                              Code P19A, P.O. Box 770000, San
                                              Francisco, California 94177.

             Basic Monthly Salary:            The rate of pay used to calculate the
                                              monthly earnings from an EMPLOYER,
                                              adjusted to reflect nuclear premium
                                              payments, if

                                              any, but excluding payments from the LONG
                                              TERM DISABILITY PLAN and all other bonuses,
                                              premiums, special allowances, overtime pay,
                                              or any other payments.  For a PARTICIPANT
                                              who is paid weekly or bi-weekly, BASIC
                                              MONTHLY SALARY shall be equal to the
                                              PARTICIPANT'S weekly pay rate multiplied
                                              by 4.33, rounded up to the nearest Five
                                              Dollars.

                                              For purposes of calculating a PARTICIPANT'S
                                              accrued benefit under this PLAN, the
                                              compensation limitations of CODE Section
                                              401(a)(17) shall be applicable.  For
                                              purposes of calculating accruals after
                                              December 31, 1993, the amount of a
                                              PARTICIPANT'S compensation taken into
                                              account shall not exceed $150,000, or such
                                              greater amount permitted by the Secretary
                                              of the Treasury. For purposes of calculating
                                              accruals after December 31, 1988, and before
                                              January 1, 1994, the amount of compensation
                                              taken into account shall not exceed
                                              $200,000, or such greater amount permitted
                                              by the Secretary of the Treasury.

                                              Unless otherwise provided under this PLAN,
                                              each CODE Section 401(a)(17) employee's
                                              accrued benefit under this PLAN will be the
                                              greater of the accrued benefit determined
                                              for the employee under 1 or 2 below:

                                              1.     The employee's accrued benefit
                                                     determined with respect to the
                                                     benefit formula applicable for
                                                     the PLAN YEAR beginning on or after
                                                     January 1, 1994, as applied to the
                                                     employee's total years of SERVICE
                                                     taken into account under the PLAN for
                                                     the purposes of benefit accruals, or

                                              2.     The sum of:

                                                     (a)     the employee's accrued
                                                             benefit as of the last day of
                                                             the last PLAN YEAR beginning
                                                             before January 1, 1994,
                                                             frozen in accordance with
                                                             CODE Section 1.401(a)(4)-13,
                                                             and

                                                     (b)     the employee's accrued
                                                             benefit determined under the
                                                             benefit formula applicable
                                                             for the PLAN YEAR beginning
                                                             on or after January 1, 1994,
                                                             as applied to the employee's
                                                             years of service credited to
                                                             the employee for PLAN YEARS
                                                             beginning on or after January
                                                             1, 1994, for purposes of
                                                             benefit accruals.

                                              A CODE Section 401(a)(17) employee means an
                                              employee whose current accrued benefit as
                                              of a date on or after the first day of the
                                              first PLAN YEAR beginning on or after
                                              January 1, 1994, is based on compensation
                                              for a year beginning prior to the first day
                                              of the first PLAN YEAR beginning on or
                                              after January 1, 1994,  that exceeded
                                              $150,000.

             Basic Pension:                   The PENSION due at the later of NORMAL
                                              RETIREMENT DATE or ACTUAL RETIREMENT DATE
                                              and unreduced because of marital status.
                                              See Sections 6 and 10b.

             Beneficiary:                     The individual or individuals or inter-vivos
                                              trust or trusts that a PARTICIPANT, SPOUSE,
                                              or JOINT PENSIONER designates to receive any
                                              death benefits due pursuant to Section 13.
                                              Such designation must be made on forms pro-
                                              vided by the EMPLOYER and filed with the
                                              ADMINISTRATOR.  A PARTICIPANT, or the
                                              PARTICIPANT's SPOUSE (if receiving a
                                              SPOUSE's PENSION), or the PARTICIPANT's
                                              JOINT PENSIONER (if receiving a Joint
                                              PENSION), may change the designated
                                              Beneficiary from time to time by filing
                                              an appropriate written notice with the
                                              ADMINISTRATOR.  In the absence of a
                                              designation, the Beneficiary shall be the
                                              estate of the person entitled to make the
                                              designation.  There were no employee
                                              contributions after December 31, 1972.
                                              Therefore, EMPLOYEES who first became
                                              Participants in the PLAN after said date
                                              were not required or permitted to name a
                                              Beneficiary.

             Break in Service:                A BREAK IN SERVICE occurs 12 months after
                                              the SEVERANCE FROM SERVICE DATE if during
                                              such 12-month period an EMPLOYEE does not
                                              work for an EMPLOYER.  Once a Break in
                                              Service occurs, it continues until an
                                              EMPLOYEE is reemployed by an EMPLOYER.

             Code:                            CODE shall mean the Internal Revenue CODE
                                              of 1986, as amended from time to time.

             Company:                         Pacific Gas and Electric Company.

             Consent:                         The CONSENT by a SPOUSE that is required
                                              for a QUALIFIED ELECTION.  Any such CONSENT
                                              shall be effective only with respect to
                                              such SPOUSE.  A CONSENT permitting desig-
                                              nation by the PARTICIPANT without further
                                              CONSENT from the SPOUSE must acknowledge
                                              that the SPOUSE has the right to limit
                                              CONSENT to a specific BENEFICIARY and also
                                              to a specific benefit form, and that the
                                              SPOUSE voluntarily elects to relinquish
                                              either or both of such rights.  A revocation
                                              of a prior QUALIFIED ELECTION be made by a
                                              PARTICIPANT without the CONSENT of the
                                              SPOUSE at any time prior to

                                              the commencement of benefits.  An unlimited
                                              number of revocations shall be permitted.
                                              No CONSENT obtained under this provision
                                              shall be valid unless the PARTICIPANT has
                                              received proper NOTICE.

             Contributions Plus Interest:     The cumulative total of contributions made
                                              by a PARTICIPANT to the PLAN under Section
                                              13; paragraph (b) of Special Provision F;
                                              and to the COMPANY's Retirement PLAN as it
                                              existed before 1969, plus interest at two
                                              percent per year on a PARTICIPANT's
                                              contributions made after 1953, compounded
                                              annually to 1976, together with interest
                                              at five percent compounded annually after
                                              1975 on all contributions and previous
                                              interest.

             Credited Service:                See Special Provision F.

             Early Retirement Date:           See Section 7.

             Early Retirement Pension:        See Section 7.

             Employee:                        An EMPLOYEE of an EMPLOYER who is not
                                              covered by a collective bargaining agree-
                                              ment.  A "leased employee," as defined
                                              in Section 414(n) of the CODE, shall not
                                              be considered an EMPLOYEE eligible to become
                                              a PARTICIPANT in the PLAN.  Notwithstanding
                                              any other provisions in the PLAN, solely
                                              for purposes of CODE Section 414(n)(3), the
                                              term EMPLOYEE shall, to the extent required
                                              by CODE Section 414, include leased
                                              EMPLOYEES.

             Employee Benefit
             Administrative Committee:        The EMPLOYEE BENEFIT ADMINISTRATIVE
                                              COMMITTEE referred to in Section 19.

             The Employee Benefit
             Finance Committee:               The EMPLOYEE BENEFIT FINANCE COMMITTEE
                                              referred to in Section 18.

             Employer:                        Pacific Gas and Electric Company, Pacific
                                              Gas Transmission Company, Pacific Service
                                              Employees Association, and any other
                                              company, association, or credit union
                                              designated by the Board of Directors as
                                              eligible to participate in this PLAN is
                                              an EMPLOYER.

             Joint Pension:                   See Section 10.

             Joint Pensioner:                 The individual designated by a PARTICIPANT
                                              upon the election of a JOINT PENSION who
                                              will be entitled upon the PARTICIPANT's
                                              death to receive a PENSION, as explained in
                                              Section 10.

             Long Term Disability Plan:       Part B of the Pacific Gas and Electric
                                              Company's Group Life Insurance and Long
                                              Term Disability Plan.

             Marital Pension:                 See Section 10(b).

             Maximum Pension:                 See Special Provision H.

             Normal Retirement Date:          The first of the month following the PARTI-
                                              CIPANT's 65th birthday.

             Notice:                          The NOTICE that is required by this PLAN
                                              pursuant to CODE Section 417 in order to
                                              waive the MARITAL PENSION.

                                              In the case of MARITAL PENSION, the PLAN
                                              shall provide to each PARTICIPANT, and to
                                              each vested former EMPLOYEE, no less than
                                              30 days and no more than 90 days prior to
                                              the annuity starting date a written expla-
                                              nation of:  (i) the terms and conditions
                                              of the MARITAL PENSION, (ii) the right to
                                              make and the effect of an election to waive
                                              the MARITAL PENSION, (iii) the rights of
                                              the PARTICIPANT'S or the former EMPLOYEE'S
                                              SPOUSE, (iv) the right to make an election
                                              to waive the MARITAL PENSION and the effect
                                              of revoking a previous election to waive
                                              the MARITAL PENSION, and (v) the relative
                                              values of the various optional forms of
                                              benefit under the PLAN.

             Participant:                     See Section 2.

             Part-Time Employee:              An EMPLOYEE whose regularly scheduled work
                                              week is less than 40 hours.

             Pension:                         Retirement income payable under the PLAN.

             Plan:                            The Company's Retirement Plan as amended,
                                               revised and set forth herein.

             Plan Year:                       The PLAN YEAR shall be the calendar year
                                              which shall also be the limitation year for
                                              purposes of applying the annual benefit
                                              limitations of CODE Section 415.

             Qualified Election:              An election qualifying under CODE Section
                                              417(a) to waive either, or both, of the 50
                                              percent spousal survivor annuities that are
                                              based on the MARITAL PENSION and that are
                                              described in Sections 10(b) or 11(b) of the
                                              PLAN.  Any such waiver shall not be consi-
                                              dered a QUALIFIED ELECTION unless: (a) the
                                              PARTICIPANT'S SPOUSE furnishes written
                                              CONSENT to the election, (b) the election
                                              designates a specific alternate BENEFICIARY,
                                              including any class of BENEFICIARIES or any
                                              contingent BENEFICIARIES, which may not be
                                              changed without spousal CONSENT (or the
                                              SPOUSE expressly permits designations by the
                                              PARTICIPANT without any further spousal
                                              CONSENT, (c) the SPOUSE'S CONSENT acknow-
                                              ledges the effect of the election, and
                                              (d) the SPOUSE'S CONSENT is witnessed by a
                                              PLAN representative or a notary public.  A
                                              PARTICIPANT'S

                                              waiver of the survivor annuity will not
                                              constitute a QUALIFIED ELECTION unless the
                                              form of benefit payment may not be changed
                                              without spousal CONSENT, or the SPOUSE
                                              expressly permits designations by the
                                              PARTICIPANT without any further spousal
                                              CONSENT.  If it is established to the satis-
                                              faction of the PLAN representative that such
                                              written CONSENT may not be obtained because
                                              there is no SPOUSE or the SPOUSE cannot be
                                              located, then a waiver will be deemed a
                                              QUALIFIED ELECTION.

             Service:                         For full-time EMPLOYEES, the period of time
                                              commencing with the first day of work for an
                                              EMPLOYER and ending on PARTICIPANT's
                                              SEVERANCE FROM SERVICE Date.  For periods of
                                              PART-TIME and intermittent employment,
                                              SERVICE for purposes of benefit accrual is
                                              prorated based on the ratio of actual hours
                                              worked in the calendar year to the full-time
                                              equivalent (2,080 per calendar year) rounded
                                              to the nearest month.  Such proration is
                                              applicable for any employment period
                                              beginning with initiation of PART-TIME or
                                              intermittent status on or after January 1,
                                              1991, and ending on the earlier of Partici-
                                              pant's return to full time status or the
                                              PARTICIPANT'S SEVERANCE FROM SERVICE DATE.
                                              The method of computing SERVICE is
                                              described in Section 3.

             Severance from Service Date:     (i)    The date prior to NORMAL RETIREMENT
                                                     DATE on which an EMPLOYEE quits,
                                                     retires, is discharged or dies, or
                                                     the ACTUAL RETIREMENT DATE; or

                                              (ii)   The first anniversary of the first
                                                     date of a period in which a
                                                     PARTICIPANT remains absent from work
                                                     for an EMPLOYER for any reason other
                                                     than a quit, retirement, discharge,
                                                     or death.

                                              For the purpose of determining the Severance
                                              from SERVICE Date, the following periods
                                              shall not be considered as absences from
                                              work for an EMPLOYER:

                                              (a)    Absence on a leave of absence
                                                     authorized by an EMPLOYER.

                                              (b)    Absence because of illness or injury
                                                     as long as the PARTICIPANT is enti-
                                                     tled to receive sick leave pay or
                                                     is entitled to receive benefits under
                                                     the provisions of the Voluntary Wage
                                                     Benefit Plan, a state disability
                                                     plan, Part B of the Group Life
                                                     Insurance and Long Term Disability
                                                     Plan, or a Workers' Compensation
                                                     Law.

                                              (c)    Absence for military service or
                                                     service in the Merchant Marines so
                                                     long as reemployment rights are pro-
                                                     tected by law.

                                              (d)    Absence caused by layoff for lack of
                                                     work of less than 12 continuous
                                                     months for a PARTICIPANT who has less
                                                     than five years of SERVICE, or 24
                                                     continuous months for a PARTICIPANT
                                                     who has five years or more of
                                                     SERVICE.

             Special Joint Pension:           See Section 10.

             Spouse:                          (a)    If a PARTICIPANT dies in SERVICE,
                                                     SPOUSE shall mean the PARTICIPANT's
                                                     wife or husband at the time of the
                                                     PARTICIPANT's death.

                                              (b)    If a PARTICIPANT dies after ACTUAL
                                                     RETIREMENT DATE, SPOUSE shall mean
                                                     the PARTICIPANT's wife or husband at
                                                     the time of the PARTICIPANT's Actual
                                                     Retirement.

             Spouse's Pension:                See Section 11.

                              SPECIAL PROVISION A

             Payment of all PENSIONS to PARTICIPANTS which commenced before January 1, 1969, under the Retirement Plan of the COMPANY, its Past Service Plan, its Supplemental Benefits and under any applicable retirement plan of a predecessor company shall continue to be made under the PLAN, without regard to the separate sources from which such pensions were previously paid.


                              SPECIAL PROVISION B

                EARLY RETIREMENT REDUCTIONS IN PERCENTAGE POINTS

                   Years Of Service At Early Retirement Date

           Age at          Less Than       15 But Less         25 But Less        30 Years
           Retirement      15 Years        Than 25 Years       Than 30 Years      And Above
           ----------      ---------       -------------       -------------      ---------
              64               3                0                   0                 0
              63               6                0                   0                 0
              62               9                0                   0                 0
              61              12                3                   3                 0
              60              15                6                   6                 0
              59              18               10                   9                 6
              58              21               14                  12                 9
              57              24               18                  15                12
              56              27               22                  18                15
              55              30               26                  21                18

                              SPECIAL PROVISION C

                         JOINT PENSION WITH NON-SPOUSE

                       (Entire Provision Amended 1/1/88)

             The amount of non-spouse JOINT PENSION shall be determined by the use of Actuarial Tables which provide 12%, 16%, 25%, 33-1/3%, 50%, 66-2/3%, 75%
and 100% of the JOINT PENSION to a non-spouse JOINT PENSIONER who survives the death of the PARTICIPANT.

             Partial Actuarial Tables of 50% and 100% have been attached.

             The following tables illustrate the factors to be applied for typical options which may be elected for 50% and 100%.

EXAMPLE: Assume the PARTICIPANT is age 62 and elects a 50% or 100% option with a non-spouse age 50. Also assume that the PARTICIPANT's BASIC PENSION is $1,000 per month.

Non-                                                      Non-          Non-Spouse's Pension
Spouse's      Option        Basic         Reduced         Spouse's           In Event of
 Option       Factor        Pension       Pension         Portion       Participant's Death
- --------      ------        -------       -------         --------      --------------------
   50%         .861    X    $1,000.   =    $861.     X       .50    =          $430.50
  100%         .756    X    $1,000.   =    $756.     X      1.00    =          $756.00

Tables for 12%, 16%, 33-1/3%, 66-2/3%, or 75% are available upon request. Tables for Beneficiary's Age at Pensioner's Retirement of less than 25 years or greater than 84 years are also available upon request.

                              SPECIAL PROVISION C

            FACTORS TO BE APPLIED TO EMPLOYEE'S RETIREMENT INCOME
            TO DETERMINE INCOME UNDER CONTINGENT ANNUITANT OPTION
         IF 50% OF SUCH INCOME IS CONTINUED TO CONTINGENT ANNUITANT


BENEFICIARY'S                                                                                                   BENEFICIARY'S
   AGE AT                                     PENSIONER WHOSE RETIREMENT AGE IS:                                   AGE AT
 PENSIONER'S                                                                                                     PENSIONER'S
 RETIREMENT       55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70   RETIREMENT
- -------------   ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -------------
     25         .844  .836  .827  .817  .807  .797  .786  .775  .763  .751  .738  .725  .711  .697  .682  .667        25
     26         .847  .838  .829  .819  .809  .799  .788  .777  .765  .753  .740  .727  .713  .699  .684  .669        26
     27         .849  .840  .831  .821  .811  .801  .790  .779  .767  .755  .742  .729  .715  .701  .686  .671        27
     28         .851  .842  .833  .824  .814  .803  .793  .781  .769  .757  .745  .731  .718  .703  .689  .674        28
     29         .853  .844  .835  .826  .816  .806  .795  .784  .772  .760  .747  .734  .720  .706  .691  .676        29

     30         .855  .847  .838  .828  .818  .808  .797  .786  .774  .762  .750  .736  .723  .708  .694   .679       30
     31         .858  .849  .840  .831  .821  .811  .800  .789  .777  .765  .752  .739  .725  .711  .696   .681       31
     32         .860  .852  .843  .833  .824  .813  .803  .792  .780  .768  .755  .742  .728  .714  .699   .684       32
     33         .863  .854  .846  .836  .826  .816  .806  .794  .783  .771  .758  .745  .731  .717  .702   .687       33
     34         .866  .857  .848  .839  .829  .819  .809  .797  .786  .774  .761  .748  .734  .720  .705   .690       34

     35         .868  .860  .851  .842  .832  .822  .812  .801  .789  .777  .764  .751  .737  .723  .708   .693       35
     36         .871  .863  .854  .845  .835  .825  .815  .804  .792  .780  .768  .754  .741  .727  .712   .697       36
     37         .874  .866  .857  .848  .839  .829  .818  .807  .796  .784  .771  .758  .744  .730  .715   .700       37
     38         .877  .869  .860  .851  .842  .832  .821  .811  .799  .787  .775  .761  .748  .734  .719   .704       38
     39         .880  .872  .864  .855  .845  .835  .825  .814  .803  .791  .778  .765  .752  .737  .723   .708       39

     40         .884  .875  .867  .858  .849  .839  .829  .818  .806  .795  .782  .769  .756  .741  .727   .712       40
     41         .887  .879  .870  .862  .852  .843  .832  .822  .810  .798  .786  .773  .760  .746  .731   .716       41
     42         .890  .882  .874  .865  .856  .846  .836  .826  .814  .803  .790  .777  .764  .750  .735   .720       42
     43         .893  .886  .877  .869  .860  .850  .840  .830  .818  .807  .794  .782  .768  .754  .740   .725       43
     44         .897  .889  .881  .873  .864  .854  .844  .834  .823  .811  .799  .786  .773  .759  .744   .729       44

     45         .900  .893  .885  .876  .868  .858  .848  .838  .827  .816  .803  .791  .777  .764  .749   .734       45
     46         .904  .896  .889  .880  .872  .862  .853  .842  .832  .820  .808  .795  .782  .768  .754   .739       46
     47         .907  .900  .892  .884  .876  .867  .857  .847  .836  .825  .813  .800  .787  .774  .759   .744       47
     48         .911  .904  .896  .888  .880  .871  .861  .851  .841  .830  .818  .805  .792  .779  .764   .750       48
     49         .914  .907  .900  .892  .884  .875  .866  .856  .846  .835  .823  .811  .798  .784  .770   .755       49

                              SPECIAL PROVISION C

           FACTORS TO BE APPLIED TO EMPLOYEE'S RETIREMENT INCOME TO DETERMINE INCOME UNDER CONTINGENT ANNUITANT OPTION IF 50%
              OF SUCH INCOME IS CONTINUED TO CONTINGENT ANNUITANT


BENEFICIARY'S                                                                                                   BENEFICIARY'S
   AGE AT                                     PENSIONER WHOSE RETIREMENT AGE IS:                                   AGE AT
 PENSIONER'S                                                                                                     PENSIONER'S
 RETIREMENT      55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70    RETIREMENT
- -------------   ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -------------
     50         .918  .911  .904  .896  .888  .880  .870  .861  .850  .840  .828  .816  .803  .790  .775  .761       50
     51         .921  .915  .908  .900  .892  .884  .875  .866  .855  .845  .833  .821  .808  .795  .781  .767       51
     52         .925  .918  .912  .904  .897  .888  .880  .870  .860  .850  .839  .827  .814  .801  .787  .773       52
     53         .928  .922  .916  .908  .901  .893  .884  .875  .865  .855  .844  .832  .820  .807  .793  .779       53
     54         .932  .926  .919  .913  .905  .897  .889  .880  .870  .860  .849  .838  .826  .813  .799  .785       54

     55         .935  .929  .923  .917  .909  .902  .894  .885  .876  .866  .855  .844  .832  .819  .806  .792       55
     56         .938  .933  .927  .921  .914  .906  .898  .890  .881  .871  .861  .849  .838  .825  .812  .798       56
     57         .942  .936  .931  .925  .918  .911  .903  .895  .886  .876  .866  .855  .844  .831  .819  .805       57
     58         .945  .940  .934  .928  .922  .915  .908  .900  .891  .882  .872  .861  .850  .838  .825  .812       58
     59         .948  .943  .938  .932  .926  .920  .912  .905  .896  .887  .878  .867  .856  .844  .832  .819       59

     60         .951  .947  .942  .936  .930  .924  .917  .910  .902  .893  .883  .873  .863  .851  .839  .826       60
     61         .954  .950  .945  .940  .934  .928  .922  .914  .907  .898  .889  .879  .869  .858  .846  .833       61
     62         .957  .953  .948  .944  .938  .932  .926  .919  .912  .904  .895  .885  .875  .864  .853  .840       62
     63         .960  .956  .952  .947  .942  .937  .931  .924  .917  .909  .901  .891  .882  .871  .860  .848       63
     64         .963  .959  .955  .951  .946  .941  .935  .929  .922  .914  .906  .897  .888  .878  .867  .855       64

     65         .965  .962  .958  .954  .949  .944  .939  .933  .927  .920  .912  .903  .894  .884  .874  .862       65
     66         .968  .965  .961  .957  .953  .948  .943  .938  .931  .925  .917  .909  .900  .891  .881  .870       66
     67         .970  .967  .964  .960  .956  .952  .947  .942  .936  .930  .923  .915  .907  .897  .888  .877       67
     68         .972  .970  .967  .963  .960  .955  .951  .946  .940  .934  .928  .920  .913  .904  .894  .884       68
     69         .975  .972  .969  .966  .963  .959  .955  .950  .945  .939  .933  .926  .918  .910  .901  .891       69

     70         .977  .974  .972  .969  .966  .962  .958  .954  .949  .944  .938  .931  .924  .916  .908  .898       70
     71         .979  .976  .974  .971  .968  .965  .961  .957  .953  .948  .942  .936  .930  .922  .914  .905       71
     72         .980  .978  .976  .974  .971  .968  .965  .961  .957  .952  .947  .941  .935  .928  .920  .912       72
     73         .982  .980  .978  .976  .973  .971  .968  .964  .960  .956  .951  .946  .940  .933  .926  .918       73
     74         .984  .982  .980  .978  .976  .973  .970  .967  .964  .960  .955  .950  .945  .939  .932  .925       74

                              SPECIAL PROVISION C

           FACTORS TO BE APPLIED TO EMPLOYEE'S RETIREMENT INCOME
           TO DETERMINE INCOME UNDER CONTINGENT ANNUITANT OPTION
        IF 50% OF SUCH INCOME IS CONTINUED TO CONTINGENT ANNUITANT


BENEFICIARY'S                                                                                                   BENEFICIARY'S
   AGE AT                                     PENSIONER WHOSE RETIREMENT AGE IS:                                   AGE AT
 PENSIONER'S                                                                                                     PENSIONER'S
 RETIREMENT       55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70   RETIREMENT
- -------------   ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -------------
     75         .985  .984  .982  .980  .978  .976  .973  .970  .967  .963  .959  .954  .949  .944  .937  .931        75
     76         .987  .985  .984  .982  .980  .978  .976  .973  .970  .966  .963  .958  .954  .948  .943  .936        76
     77         .988  .987  .985  .984  .982  .980  .978  .975  .973  .970  .966  .962  .958  .953  .948  .942        77
     78         .989  .988  .987  .985  .984  .982  .980  .978  .975  .972  .969  .966  .962  .957  .952  .947        78
     79         .990  .989  .988  .987  .985  .984  .982  .980  .978  .975  .972  .969  .965  .961  .957  .952        79

     80         .991  .990  .989  .988  .987  .985  .984  .982  .980  .978  .975  .972  .969  .965  .961  .956        80
     81         .992  .991  .990  .989  .988  .987  .986  .984  .982  .980  .978  .975  .972  .969  .965  .961        81
     82         .993  .992  .991  .991  .990  .988  .987  .986  .984  .982  .980  .978  .975  .972  .968  .964        82
     83         .994  .993  .992  .992  .991  .990  .989  .987  .986  .984  .982  .980  .978  .975  .972  .968        83
     84         .995  .994  .993  .993  .992  .991  .990  .989  .987  .986  .984  .982  .980  .978  .975  .972        84

                              SPECIAL PROVISION C

           FACTORS TO BE APPLIED TO EMPLOYEE'S RETIREMENT INCOME
           TO DETERMINE INCOME UNDER CONTINGENT ANNUITANT OPTION
        IF 50% OF SUCH INCOME IS CONTINUED TO CONTINGENT ANNUITANT


BENEFICIARY'S                                                                                                   BENEFICIARY'S
   AGE AT                                     PENSIONER WHOSE RETIREMENT AGE IS:                                   AGE AT
 PENSIONER'S                                                                                                     PENSIONER'S
 RETIREMENT       70    71    72    73    74    75    76    77    78    79    80    81    82    83    84    85   RETIREMENT
- -------------   ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -------------
     25         .667  .652  .636  .620  .603  .586  .569  .551  .533  .515  .497  .479  .461  .442  .424  .406       25
     26         .669  .654  .638  .622  .605  .588  .571  .553  .535  .517  .499  .481  .462  .444  .426  .407       26
     27         .671  .656  .640  .624  .607  .590  .573  .555  .537  .519  .501  .483  .464  .446  .427  .409       27
     28         .674  .658  .642  .626  .609  .592  .575  .557  .539  .521  .503  .485  .466  .448  .429  .411       28
     29         .676  .661  .645  .628  .612  .595  .577  .560  .542  .524  .505  .487  .468  .450  .431  .413       29

     30         .679  .663  .647  .631  .614  .597  .580  .562  .544  .526  .507  .489  .470  .452  .433  .414       30
     31         .681  .666  .650  .633  .617  .600  .582  .564  .546  .528  .510  .491  .473  .454  .435  .417       31
     32         .684  .669  .653  .636  .619  .602  .585  .567  .549  .531  .512  .494  .475  .456  .437  .419       32
     33         .687  .671  .655  .639  .622  .605  .588  .570  .552  .533  .515  .496  .477  .459  .440  .421       33
     34         .690  .675  .659  .642  .625  .608  .591  .573  .555  .536  .518  .499  .480  .461  .442  .423       34

     35         .693  .678  .662  .645  .628  .611  .594  .576  .558  .539  .520  .502  .483  .464  .445  .426       35
     36         .697  .681  .665  .649  .632  .614  .597  .579  .561  .542  .524  .505  .486  .467  .448  .429       36
     37         .700  .685  .669  .652  .635  .618  .600  .582  .564  .545  .527  .508  .489  .470  .451  .431       37
     38         .704  .688  .672  .656  .639  .621  .604  .586  .567  .549  .530  .511  .492  .473  .454  .434       38
     39         .708  .692  .676  .659  .643  .625  .607  .589  .571  .552  .534  .515  .495  .476  .457  .438       39

     40         .712  .696  .680  .663  .647  .629  .611  .593  .575  .556  .537  .518  .499  .480  .460  .441       40
     41         .716  .700  .684  .668  .651  .633  .616  .597  .579  .560  .541  .522  .503  .483  .464  .444       41
     42         .720  .705  .689  .672  .655  .638  .620  .602  .583  .564  .545  .526  .507  .487  .468  .448       42
     43         .725  .709  .693  .677  .660  .642  .624  .606  .588  .569  .550  .530  .511  .491  .472  .452       43
     44         .729  .714  .698  .681  .664  .647  .629  .611  .592  .573  .554  .535  .515  .495  .476  .456       44

     45         .734  .719  .703  .686  .669  .652  .634  .616  .597  .578  .559  .539  .520  .500  .480  .460       45
     46         .739  .724  .708  .691  .674  .657  .639  .621  .602  .583  .564  .544  .524  .505  .485  .465       46
     47         .744  .729  .713  .697  .680  .662  .644  .626  .607  .588  .569  .549  .529  .509  .489  .469       47
     48         .750  .734  .718  .702  .685  .668  .650  .631  .613  .594  .574  .554  .535  .515  .494  .474       48
     49         .755  .740  .724  .708  .691  .673  .655  .637  .618  .599  .580  .560  .540  .520  .500  .479       49

                              SPECIAL PROVISION C

           FACTORS TO BE APPLIED TO EMPLOYEE'S RETIREMENT INCOME
           TO DETERMINE INCOME UNDER CONTINGENT ANNUITANT OPTION
        IF 50% OF SUCH INCOME IS CONTINUED TO CONTINGENT ANNUITANT


BENEFICIARY'S                                                                                                   BENEFICIARY'S
   AGE AT                                     PENSIONER WHOSE RETIREMENT AGE IS:                                   AGE AT
 PENSIONER'S                                                                                                     PENSIONER'S
 RETIREMENT       70    71    72    73    74    75    76    77    78    79    80    81    82    83    84    85   RETIREMENT
- -------------   ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -------------
     50         .761  .746  .730  .713  .697  .679  .661  .643  .624  .605  .585  .566  .546  .525  .505  .485        50
     51         .767  .752  .736  .720  .703  .685  .667  .649  .630  .611  .591  .572  .551  .531  .511  .490        51
     52         .773  .758  .742  .726  .709  .692  .674  .655  .637  .617  .598  .578  .558  .537  .517  .496        52
     53         .779  .764  .748  .732  .715  .698  .680  .662  .643  .624  .604  .584  .564  .543  .523  .502        53
     54         .785  .770  .755  .739  .722  .705  .687  .669  .650  .631  .611  .591  .571  .550  .529  .508        54

     55         .792  .777  .762  .746  .729  .712  .694  .676  .657  .638  .618  .598  .578  .557  .536  .515        55
     56         .798  .784  .768  .753  .736  .719  .701  .683  .664  .645  .625  .605  .585  .564  .543  .522        56
     57         .805  .790  .775  .760  .743  .726  .709  .691  .672  .653  .633  .613  .592  .571  .550  .529        57
     58         .812  .798  .783  .767  .751  .734  .717  .699  .680  .661  .641  .621  .600  .579  .558  .537        58
     59         .819  .805  .790  .775  .759  .742  .725  .707  .688  .669  .649  .629  .608  .587  .566  .545        59

     60         .826  .812  .798  .783  .767  .750  .733  .715  .696  .677  .658  .638  .617  .596  .575  .553        60
     61         .833  .820  .805  .790  .775  .758  .741  .724  .705  .686  .667  .646  .626  .605  .584  .562        61
     62         .840  .827  .813  .799  .783  .767  .750  .733  .714  .695  .676  .656  .635  .614  .593  .571        62
     63         .848  .835  .821  .807  .792  .776  .759  .742  .724  .705  .685  .665  .645  .624  .602  .581        63
     64         .855  .843  .829  .815  .800  .785  .768  .751  .733  .715  .695  .675  .655  .634  .612  .591        64

     65         .862  .850  .837  .824  .809  .794  .778  .761  .743  .725  .705  .686  .665  .644  .623  .601        65
     66         .870  .858  .845  .832  .818  .803  .787  .770  .753  .735  .716  .696  .676  .655  .634  .612        66
     67         .877  .866  .854  .841  .827  .812  .797  .780  .763  .745  .727  .707  .687  .666  .645  .623        67
     68         .884  .873  .862  .849  .836  .821  .806  .790  .774  .756  .738  .718  .698  .678  .657  .635        68
     69         .891  .881  .870  .858  .845  .831  .816  .801  .784  .767  .749  .730  .710  .690  .668  .647        69

     70         .898  .888  .878  .866  .853  .840  .826  .811  .795  .778  .760  .741  .722  .702  .681  .659        70
     71         .905  .896  .885  .874  .862  .849  .836  .821  .805  .789  .771  .753  .734  .714  .693  .672        71
     72         .912  .903  .893  .882  .871  .859  .845  .831  .816  .800  .783  .765  .746  .727  .706  .685        72
     73         .918  .910  .900  .890  .879  .868  .855  .841  .826  .811  .794  .777  .759  .739  .719  .698        73
     74         .925  .917  .908  .898  .888  .876  .864  .851  .837  .822  .806  .789  .771  .752  .732  .712        74

                              SPECIAL PROVISION C

           FACTORS TO BE APPLIED TO EMPLOYEE'S RETIREMENT INCOME
           TO DETERMINE INCOME UNDER CONTINGENT ANNUITANT OPTION
        IF 50% OF SUCH INCOME IS CONTINUED TO CONTINGENT ANNUITANT


BENEFICIARY'S                                                                                                   BENEFICIARY'S
   AGE AT                                     PENSIONER WHOSE RETIREMENT AGE IS:                                   AGE AT
 PENSIONER'S                                                                                                     PENSIONER'S
 RETIREMENT      70    71    72    73    74    75    76    77    78    79    80    81    82    83    84    85   RETIREMENT
- -------------   ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -------------
     75         .931  .923  .915  .906  .896  .885  .873  .861  .847  .833  .817  .801  .784  .765  .746  .726       75
     76         .936  .929  .921  .913  .904  .893  .882  .870  .858  .844  .829  .813  .796  .778  .759  .740       76
     77         .942  .935  .928  .920  .911  .902  .891  .880  .868  .854  .840  .825  .808  .791  .773  .754       77
     78         .947  .941  .934  .927  .918  .909  .900  .889  .877  .865  .851  .836  .821  .804  .786  .768       78
     79         .952  .946  .940  .933  .925  .917  .908  .898  .887  .875  .862  .848  .833  .817  .800  .782       79

     80         .956  .951  .945  .939  .932  .924  .916  .906  .896  .885  .872  .859  .845  .829  .813  .795       80
     81         .961  .956  .951  .945  .938  .931  .923  .914  .905  .894  .883  .870  .856  .842  .826  .809       81
     82         .964  .960  .955  .950  .944  .937  .930  .922  .913  .903  .892  .881  .868  .854  .839  .823       82
     83         .968  .964  .960  .955  .950  .943  .937  .929  .921  .912  .902  .891  .879  .866  .851  .836       83
     84         .972  .968  .964  .960  .955  .949  .943  .936  .928  .920  .911  .900  .889  .877  .863  .849       84

                              SPECIAL PROVISION C

           FACTORS TO BE APPLIED TO EMPLOYEE'S RETIREMENT INCOME
           TO DETERMINE INCOME UNDER CONTINGENT ANNUITANT OPTION
        IF 100% OF SUCH INCOME IS CONTINUED TO CONTINGENT ANNUITANT


BENEFICIARY'S                                                                                                   BENEFICIARY'S
   AGE AT                                     PENSIONER WHOSE RETIREMENT AGE IS:                                   AGE AT
 PENSIONER'S                                                                                                     PENSIONER'S
 RETIREMENT       55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70   RETIREMENT
- -------------   ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -------------
     25         .731  .718  .704  .691  .676  .662  .647  .632  .617  .601  .585  .568  .551  .535  .518  .500        25
     26         .734  .721  .707  .694  .679  .665  .650  .635  .619  .603  .587  .571  .554  .537  .520  .503        26
     27         .737  .724  .710  .697  .683  .668  .653  .638  .622  .606  .590  .574  .557  .540  .523  .505        27
     28         .740  .727  .714  .700  .686  .671  .656  .641  .625  .609  .593  .576  .560  .543  .525  .508        28
     29         .744  .731  .717  .703  .689  .675  .660  .644  .629  .613  .596  .580  .563  .545  .528  .511        29

     30         .747  .734  .721  .707  .693  .678  .663  .648  .632  .616  .599  .583  .566  .549  .531  .514        30
     31         .751  .738  .725  .711  .696  .682  .667  .651  .636  .619  .603  .586  .569  .552  .534  .517        31
     32         .755  .742  .728  .715  .700  .686  .671  .655  .639  .623  .607  .590  .573  .555  .538  .520        32
     33         .759  .746  .732  .719  .704  .690  .675  .659  .643  .627  .610  .593  .576  .559  .541  .523        33
     34         .763  .750  .737  .723  .708  .694  .679  .663  .647  .631  .614  .597  .580  .562  .545  .527        34

     35         .768  .754  .741  .727  .713  .698  .683  .667  .651  .635  .618  .601  .584  .566  .549  .531        35
     36         .772  .759  .746  .732  .717  .703  .687  .672  .656  .639  .623  .606  .588  .570  .553  .535        36
     37         .777  .764  .750  .736  .722  .707  .692  .677  .661  .644  .627  .610  .593  .575  .557  .539        37
     38         .781  .768  .755  .741  .727  .712  .697  .681  .665  .649  .632  .615  .597  .579  .561  .543        38
     39         .786  .773  .760  .746  .732  .717  .702  .687  .670  .654  .637  .620  .602  .584  .566  .548        39

     40         .791  .779  .765  .751  .737  .723  .707  .692  .676  .659  .642  .625  .607  .589  .571  .552        40
     41         .797  .784  .771  .757  .743  .728  .713  .697  .681  .665  .648  .630  .612  .594  .576  .557        41
     42         .802  .789  .776  .762  .748  .734  .719  .703  .687  .670  .653  .636  .618  .600  .581  .563        42
     43         .807  .795  .782  .768  .754  .740  .724  .709  .693  .676  .659  .642  .624  .605  .587  .568        43
     44         .813  .800  .788  .774  .760  .746  .731  .715  .699  .682  .665  .648  .630  .611  .593  .574        44

     45         .819  .806  .793  .780  .766  .752  .737  .721  .705  .689  .671  .654  .636  .618  .599  .580        45
     46         .824  .812  .799  .786  .773  .758  .743  .728  .712  .695  .678  .660  .642  .624  .605  .586        46
     47         .830  .818  .806  .793  .779  .765  .750  .734  .718  .702  .685  .667  .649  .631  .612  .593        47
     48         .836  .824  .812  .799  .785  .771  .757  .741  .725  .709  .692  .674  .656  .638  .619  .600        48
     49         .842  .830  .818  .805  .792  .778  .764  .748  .732  .716  .699  .681  .663  .645  .626  .607        49

                              SPECIAL PROVISION C

           FACTORS TO BE APPLIED TO EMPLOYEE'S RETIREMENT INCOME
           TO DETERMINE INCOME UNDER CONTINGENT ANNUITANT OPTION
        IF 100% OF SUCH INCOME IS CONTINUED TO CONTINGENT ANNUITANT


BENEFICIARY'S                                                                                                   BENEFICIARY'S
   AGE AT                                     PENSIONER WHOSE RETIREMENT AGE IS:                                   AGE AT
 PENSIONER'S                                                                                                     PENSIONER'S
 RETIREMENT       55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70   RETIREMENT
- -------------   ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -------------
     50         .848  .837  .825  .812  .799  .785  .771  .756  .740  .723  .706  .689  .671  .652  .633  .614        50
     51         .854  .843  .831  .819  .806  .792  .778  .763  .747  .731  .714  .697  .679  .660  .641  .622        51
     52         .860  .849  .838  .826  .813  .799  .785  .770  .755  .739  .722  .705  .687  .668  .649  .630        52
     53         .866  .855  .844  .832  .820  .807  .793  .778  .763  .747  .730  .713  .695  .676  .657  .638        53
     54         .872  .862  .851  .839  .827  .814  .800  .786  .771  .755  .738  .721  .703  .685  .666  .646        54

     55         .878  .868  .857  .846  .834  .821  .808  .794  .779  .763  .747  .730  .712  .693  .674  .655        55
     56         .884  .874  .864  .853  .841  .829  .816  .802  .787  .771  .755  .738  .721  .702  .683  .664        56
     57         .890  .880  .870  .860  .848  .836  .823  .810  .795  .780  .764  .747  .730  .712  .693  .673        57
     58         .895  .886  .877  .866  .855  .844  .831  .818  .804  .789  .773  .756  .739  .721  .702  .683        58
     59         .901  .893  .883  .873  .863  .851  .839  .826  .812  .798  .782  .766  .749  .731  .712  .693        59

     60         .907  .898  .890  .880  .870  .859  .847  .834  .821  .806  .791  .775  .758  .741  .722  .703        60
     61         .912  .904  .896  .887  .877  .866  .855  .842  .829  .815  .800  .785  .768  .751  .733  .714        61
     62         .918  .910  .902  .893  .884  .873  .862  .851  .838  .824  .810  .794  .778  .761  .743  .725        62
     63         .923  .916  .908  .900  .890  .881  .870  .859  .846  .833  .819  .804  .788  .772  .754  .736        63
     64         .928  .921  .914  .906  .897  .888  .878  .867  .855  .842  .829  .814  .799  .782  .765  .747        64

     65         .933  .926  .919  .912  .904  .895  .885  .875  .863  .851  .838  .824  .809  .793  .776  .758        65
     66         .937  .931  .925  .918  .910  .902  .892  .882  .872  .860  .847  .833  .819  .803  .787  .770        66
     67         .942  .936  .930  .924  .916  .908  .900  .890  .880  .868  .856  .843  .829  .814  .798  .781        67
     68         .946  .941  .935  .929  .922  .915  .906  .897  .888  .877  .865  .853  .839  .825  .809  .793        68
     69         .950  .946  .940  .934  .928  .921  .913  .905  .895  .885  .874  .862  .849  .835  .820  .804        69

     70         .954  .950  .945  .939  .933  .927  .920  .912  .903  .893  .883  .871  .859  .845  .831  .816        70
     71         .958  .954  .949  .944  .939  .932  .926  .918  .910  .901  .891  .880  .868  .855  .842  .827        71
     72         .962  .958  .953  .949  .944  .938  .932  .925  .917  .908  .899  .889  .878  .865  .852  .838        72
     73         .965  .961  .957  .953  .948  .943  .937  .931  .923  .916  .907  .897  .887  .875  .863  .849        73
     74         .968  .965  .961  .957  .953  .948  .942  .936  .930  .922  .914  .905  .895  .884  .873  .860        74

                              SPECIAL PROVISION C

           FACTORS TO BE APPLIED TO EMPLOYEE'S RETIREMENT INCOME
           TO DETERMINE INCOME UNDER CONTINGENT ANNUITANT OPTION
        IF 100% OF SUCH INCOME IS CONTINUED TO CONTINGENT ANNUITANT


BENEFICIARY'S                                                                                                   BENEFICIARY'S
   AGE AT                                     PENSIONER WHOSE RETIREMENT AGE IS:                                   AGE AT
 PENSIONER'S                                                                                                     PENSIONER'S
 RETIREMENT       55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70   RETIREMENT
- -------------   ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -------------
     75         .971  .968  .965  .961  .957  .952  .948  .942  .936  .929  .921  .913  .904  .893  .882  .870        75
     76         .974  .971  .968  .965  .961  .957  .952  .947  .941  .935  .928  .920  .912  .902  .892  .880        76
     77         .976  .974  .971  .968  .965  .961  .957  .952  .947  .941  .934  .927  .919  .910  .900  .890        77
     78         .979  .976  .974  .971  .968  .965  .961  .957  .952  .946  .940  .934  .926  .918  .909  .899        78
     79         .981  .979  .976  .974  .971  .968  .965  .961  .956  .952  .946  .940  .933  .926  .917  .908        79

     80         .983  .981  .979  .977  .974  .971  .968  .965  .961  .956  .951  .946  .939  .932  .925  .916        80
     81         .985  .983  .981  .979  .977  .974  .971  .968  .965  .961  .956  .951  .945  .939  .932  .924        81
     82         .986  .985  .983  .981  .979  .977  .975  .972  .968  .965  .961  .956  .951  .945  .939  .931        82
     83         .988  .986  .985  .983  .982  .980  .977  .975  .972  .969  .965  .961  .956  .951  .945  .938        83
     84         .989  .988  .987  .985  .984  .982  .980  .978  .975  .972  .969  .965  .961  .958  .951  .945        84

                              SPECIAL PROVISION C

           FACTORS TO BE APPLIED TO EMPLOYEE'S RETIREMENT INCOME
           TO DETERMINE INCOME UNDER CONTINGENT ANNUITANT OPTION
        IF 100% OF SUCH INCOME IS CONTINUED TO CONTINGENT ANNUITANT


BENEFICIARY'S                                                                                                   BENEFICIARY'S
   AGE AT                                     PENSIONER WHOSE RETIREMENT AGE IS:                                   AGE AT
 PENSIONER'S                                                                                                     PENSIONER'S
 RETIREMENT      70    71    72    73    74    75    76    77    78    79    80    81    82    83    84    85    RETIREMENT
- -------------   ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -------------
     25         .500  .483  .466  .449  .432  .414  .397  .380  .364  .347  .331  .315  .299  .284  .269  .254       25
     26         .503  .486  .468  .451  .434  .416  .399  .382  .365  .349  .333  .316  .301  .285  .270  .256       26
     27         .505  .488  .471  .453  .436  .419  .401  .384  .367  .351  .334  .318  .302  .287  .272  .257       27
     28         .508  .491  .473  .456  .438  .421  .403  .386  .369  .353  .336  .320  .304  .288  .273  .258       28
     29         .511  .493  .476  .458  .441  .423  .406  .388  .371  .355  .338  .322  .306  .290  .275  .260       29

     30         .514  .496  .478  .461  .443  .426  .408  .391  .374  .357  .340  .324  .307  .292  .276  .261       30
     31         .517  .499  .481  .464  .446  .428  .411  .393  .376  .359  .342  .326  .309  .294  .278  .263       31
     32         .520  .502  .484  .466  .449  .431  .413  .396  .378  .361  .344  .328  .311  .295  .280  .265       32
     33         .523  .505  .488  .470  .452  .434  .416  .398  .381  .364  .347  .330  .314  .298  .282  .267       33
     34         .527  .509  .491  .473  .455  .437  .419  .401  .384  .366  .349  .332  .316  .300  .284  .269       34

     35         .531  .513  .494  .476  .458  .440  .422  .404  .387  .369  .352  .335  .318  .302  .286  .271       35
     36         .535  .516  .498  .480  .462  .443  .425  .407  .390  .372  .355  .337  .321  .304  .288  .273       36
     37         .539  .520  .502  .484  .465  .447  .429  .411  .393  .375  .357  .340  .323  .307  .291  .275       37
     38         .543  .525  .506  .488  .469  .451  .432  .414  .396  .378  .361  .343  .326  .310  .293  .277       38
     39         .548  .529  .511  .492  .473  .455  .436  .418  .400  .382  .364  .346  .329  .312  .296  .280       39

     40         .552  .534  .515  .496  .478  .459  .440  .422  .403  .385  .367  .350  .332  .315  .299  .283       40
     41         .557  .539  .520  .501  .482  .463  .445  .426  .407  .389  .371  .353  .336  .319  .302  .286       41
     42         .563  .544  .525  .506  .487  .468  .449  .430  .412  .393  .375  .357  .339  .322  .305  .289       42
     43         .568  .549  .530  .511  .492  .473  .454  .435  .416  .397  .379  .361  .343  .326  .309  .292       43
     44         .574  .555  .536  .517  .497  .478  .459  .440  .421  .402  .383  .365  .347  .329  .312  .295       44

     45         .580  .561  .542  .522  .503  .483  .464  .445  .425  .406  .388  .369  .351  .333  .316  .299       45
     46         .586  .567  .548  .528  .509  .489  .469  .450  .431  .411  .392  .374  .355  .337  .320  .303       46
     47         .593  .573  .554  .534  .515  .495  .475  .455  .436  .417  .397  .379  .360  .342  .324  .307       47
     48         .600  .580  .561  .541  .521  .501  .481  .461  .442  .422  .403  .384  .365  .346  .328  .311       48
     49         .607  .587  .567  .548  .528  .507  .487  .467  .447  .428  .408  .389  .370  .351  .333  .315       49

                              SPECIAL PROVISION C

           FACTORS TO BE APPLIED TO EMPLOYEE'S RETIREMENT INCOME
           TO DETERMINE INCOME UNDER CONTINGENT ANNUITANT OPTION
        IF 100% OF SUCH INCOME IS CONTINUED TO CONTINGENT ANNUITANT


BENEFICIARY'S                                                                                                   BENEFICIARY'S
   AGE AT                                     PENSIONER WHOSE RETIREMENT AGE IS:                                   AGE AT
 PENSIONER'S                                                                                                     PENSIONER'S
 RETIREMENT      70    71    72    73    74    75    76    77    78    79    80    81    82    83    84    85    RETIREMENT
- -------------   ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -------------
     50         .614  .594  .575  .555  .534  .514  .494  .474  .454  .434  .414  .394  .375  .356  .338  .320        50
     51         .622  .602  .582  .562  .542  .521  .501  .480  .460  .440  .420  .400  .381  .362  .343  .325        51
     52         .630  .610  .590  .570  .549  .529  .508  .487  .467  .446  .426  .406  .387  .367  .348  .330        52
     53         .638  .618  .598  .577  .557  .536  .515  .495  .474  .453  .433  .413  .393  .373  .354  .335        53
     54         .646  .626  .606  .586  .565  .544  .523  .502  .481  .461  .440  .419  .399  .379  .360  .341        54

     55         .655  .635  .615  .594  .574  .553  .532  .510  .489  .468  .447  .426  .406  .386  .366  .347        55
     56         .664  .644  .624  .603  .582  .561  .540  .519  .497  .476  .455  .434  .413  .393  .373  .353        56
     57         .673  .654  .633  .613  .592  .570  .549  .528  .506  .484  .463  .442  .421  .400  .380  .360        57
     58         .683  .663  .643  .622  .601  .580  .558  .537  .515  .493  .472  .450  .429  .408  .387  .367        58
     59         .693  .673  .653  .632  .611  .590  .568  .546  .524  .502  .481  .459  .437  .416  .395  .374        59

     60         .703  .684  .663  .643  .622  .600  .578  .556  .534  .512  .490  .468  .446  .424  .403  .382        60
     61         .714  .694  .674  .654  .632  .611  .589  .567  .545  .522  .500  .478  .455  .434  .412  .391        61
     62         .725  .705  .685  .665  .644  .622  .600  .578  .556  .533  .510  .488  .465  .443  .421  .400        62
     63         .736  .716  .697  .676  .655  .634  .612  .589  .567  .644  .521  .499  .476  .453  .431  .409        63
     64         .747  .728  .708  .688  .667  .646  .624  .601  .579  .556  .533  .510  .487  .464  .441  .419        64

     65         .758  .740  .720  .700  .679  .658  .636  .614  .591  .568  .545  .522  .498  .475  .452  .430        65
     66         .770  .751  .732  .712  .692  .671  .649  .627  .604  .581  .557  .534  .511  .487  .464  .441        66
     67         .781  .763  .745  .725  .705  .684  .662  .640  .617  .594  .571  .547  .523  .500  .476  .453        67
     68         .793  .775  .757  .738  .718  .697  .676  .653  .631  .608  .584  .560  .537  .513  .489  .465        68
     69         .804  .787  .769  .751  .731  .711  .689  .667  .645  .622  .598  .574  .550  .526  .502  .478        69

     70         .816  .799  .782  .764  .744  .724  .703  .682  .659  .636  .613  .589  .565  .540  .516  .492        70
     71         .827  .811  .794  .777  .758  .738  .718  .696  .674  .651  .628  .604  .580  .555  .531  .506        71
     72         .838  .823  .807  .790  .771  .752  .732  .711  .689  .666  .643  .619  .595  .571  .546  .521        72
     73         .849  .835  .819  .802  .785  .766  .746  .726  .704  .682  .659  .635  .611  .586  .562  .536        73
     74         .860  .846  .831  .815  .798  .780  .761  .741  .720  .698  .675  .651  .627  .603  .578  .553        74

                              SPECIAL PROVISION C

           FACTORS TO BE APPLIED TO EMPLOYEE'S RETIREMENT INCOME
           TO DETERMINE INCOME UNDER CONTINGENT ANNUITANT OPTION
        IF 100% OF SUCH INCOME IS CONTINUED TO CONTINGENT ANNUITANT


BENEFICIARY'S                                                                                                   BENEFICIARY'S
   AGE AT                                     PENSIONER WHOSE RETIREMENT AGE IS:                                   AGE AT
 PENSIONER'S                                                                                                     PENSIONER'S
 RETIREMENT      70    71    72    73    74    75    76    77    78    79    80    81    82    83    84    85    RETIREMENT
- -------------   ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -------------
     75         .870  .857  .843  .828  .811  .794  .775  .756  .735  .714  .691  .668  .644  .620  .595  .569       75
     76         .880  .868  .854  .840  .824  .807  .790  .771  .751  .730  .708  .685  .661  .637  .612  .587       76
     77         .890  .878  .865  .852  .837  .821  .804  .785  .766  .746  .724  .702  .679  .654  .630  .605       77
     78         .899  .888  .876  .863  .849  .834  .818  .800  .781  .762  .741  .719  .696  .672  .648  .623       78
     79         .908  .898  .886  .874  .861  .847  .831  .814  .797  .778  .757  .736  .714  .690  .666  .641       79

     80         .916  .907  .896  .885  .873  .859  .844  .828  .811  .793  .774  .753  .731  .709  .685  .660       80
     81         .924  .915  .906  .895  .884  .871  .857  .842  .826  .808  .790  .770  .749  .727  .704  .680       81
     82         .931  .923  .915  .905  .894  .882  .869  .855  .840  .823  .806  .787  .766  .745  .723  .699       82
     83         .938  .931  .923  .914  .904  .893  .881  .868  .853  .838  .821  .803  .784  .763  .741  .718       83
     84         .945  .938  .931  .922  .913  .903  .892  .880  .866  .852  .836  .819  .800  .781  .760  .738       84

                              SPECIAL PROVISION D

               MARITAL PENSIONS, JOINT PENSIONS WITH SPOUSES AND
                      SPECIAL JOINT PENSIONS WITH SPOUSES


               MARITAL PENSIONS and JOINT PENSIONS with SPOUSES shall be determined by multiplying factors calculated in accordance with the 1951 Male Group Annuity Table at 5% interest, with the following modifications:

(i) PARTICIPANT's mortality rates shall be determined by adding 41% of the rates at PARTICIPANT's ages to 59% of the rates at ages five years lower.

(ii) SPOUSE's mortality rates shall be determined by adding 59% of the rates at SPOUSE's ages to 41% of the rates at ages five years lower.

(iii) For MARITAL PENSIONS, the factors shall be calculated taking into account only one-half of the costs of the benefits to surviving SPOUSES.

(iv) When the proportions of the JOINT PENSIONS to be continued to SPOUSES exceed 50%, the factors shall be calculated in such a way that the values of such JOINT PENSIONS are equal to the values of corresponding MARITAL PENSION.

(v) When the proportions of the JOINT PENSIONS to be continued to SPOUSES are less than 50%, the factors shall be calculated taking into account only one-half of the costs to surviving SPOUSES.

(vi) Whenever a factor calculated for a MARITAL or JOINT PENSION with SPOUSE is smaller than the corresponding factor for a non-spouse JOINT PENSION, the non-spouse JOINT PENSION factor shall be substituted for the calculated factor.

               The following tables illustrate the factors to be applied for typical options which may be elected between 25% and 100%.

EXAMPLE: Assume the PARTICIPANT is age 62 and Spouse age 60. Also assume that the PARTICIPANT's BASIC PENSION is $1,000 per month.

                                                                         Spouse's Pension
Spouse's       Option        Basic         Reduced      Spouse's            In Event of
 Option        Factor        Pension       Pension      Portion        Participant's Death
- --------       ------        -------       -------      --------       --------------------
   25%          .976    X    $1,000.   =    $976.   X     .25     =          $244.00
   50%          .955    X    $1,000.   =    $955.   X     .50     =          $477.50
   75%          .914    X    $1,000.   =    $914.   X     .75     =          $685.50
  100%          .876    X    $1,000.   =    $876.   X    1.00     =          $876.00

               SPECIAL JOINT PENSIONS with SPOUSES shall be determined using the same actuarial assumptions described above and are illustrated in the tables following the JOINT PENSION tables.

                              SPECIAL PROVISION D

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
              WHO ELECT VARIOUS OPTIONS WITH THEIR ELIGIBLE SPOUSE


                              25% OPTION ELECTION


  SPOUSE'S                                                                                                        SPOUSE'S
   AGE AT                                     PENSIONER WHOSE RETIREMENT AGE IS:                                   AGE AT
 PENSIONER'S                                                                                                     PENSIONER'S
 RETIREMENT       55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70   RETIREMENT
- -------------   ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----   -----------
     40         .969  .967  .964  .962  .959  .956  .953  .950  .946  .943  .939  .935  .930  .926  .921  .916       40
     41         .970  .968  .965  .963  .960  .957  .954  .951  .948  .944  .940  .936  .932  .927  .922  .917       41
     42         .971  .969  .966  .964  .961  .958  .955  .952  .949  .945  .941  .937  .933  .929  .924  .919       42
     43         .972  .970  .967  .965  .962  .960  .957  .953  .950  .947  .943  .939  .934  .930  .925  .920       43
     44         .973  .971  .968  .966  .963  .961  .958  .955  .951  .948  .944  .940  .936  .931  .927  .922       44

     45         .974  .972  .969  .967  .965  .962  .959  .956  .953  .949  .946  .942  .937  .933  .928  .923       45
     46         .975  .973  .970  .968  .966  .963  .960  .957  .954  .951  .947  .943  .939  .935  .930  .925       46
     47         .976  .974  .972  .969  .967  .964  .962  .959  .955  .952  .948  .945  .940  .936  .932  .927       47
     48         .977  .975  .973  .970  .968  .966  .963  .960  .957  .953  .950  .946  .942  .938  .933  .928       48
     49         .978  .976  .974  .972  .969  .967  .964  .961  .958  .955  .951  .948  .944  .939  .935  .930       49

     50         .979  .977  .975  .973  .970  .968  .965  .963  .960  .956  .953  .949  .945  .941  .937  .932       50
     51         .980  .978  .976  .974  .972  .969  .967  .964  .961  .958  .955  .951  .947  .943  .939  .934       51
     52         .980  .979  .977  .975  .973  .970  .968  .965  .962  .959  .956  .953  .949  .945  .940  .936       52
     53         .981  .980  .978  .976  .974  .972  .969  .967  .964  .961  .958  .954  .951  .947  .942  .938       53
     54         .982  .981  .979  .977  .975  .973  .971  .968  .965  .962  .959  .956  .952  .948  .944  .940       54

     55         .983  .982  .980  .978  .976  .974  .972  .969  .967  .964  .961  .958  .954  .950  .946  .942       55
     56         .984  .983  .981  .979  .977  .975  .973  .971  .968  .966  .963  .959  .956  .952  .948  .944       56
     57         .985  .984  .982  .980  .979  .977  .975  .972  .970  .967  .964  .961  .958  .954  .950  .946       57
     58         .986  .984  .983  .981  .980  .978  .976  .974  .971  .969  .966  .963  .959  .956  .952  .948       58
     59         .987  .985  .984  .982  .981  .979  .977  .975  .973  .970  .967  .964  .961  .958  .954  .950       59

NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
              WHO ELECT VARIOUS OPTIONS WITH THEIR ELIGIBLE SPOUSE


                              25% OPTION ELECTION
                                  (continued)

  SPOUSE'S                                                                                                         SPOUSE'S
   AGE AT                                     PENSIONER WHOSE RETIREMENT AGE IS:                                    AGE AT
 PENSIONER'S                                                                                                      PENSIONER'S
 RETIREMENT       55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70    RETIREMENT
- -------------   ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----   ----  ----   -----------
     60         .987  .986  .985   .984  .982  .980  .978  .976  .974  .972  .969  .966  .963  .960   .956  .952      60
     61         .988  .987  .986   .985  .983  .981  .980  .978  .976  .973  .971  .968  .965  .962   .958  .954      61
     62         .989  .988  .987   .985  .984  .983  .981  .979  .977  .975  .972  .970  .967  .964   .960  .957      62
     63         .990  .989  .988   .986  .985  .984  .982  .980  .978  .976  .974  .971  .969  .966   .962  .959      63
     64         .990  .990  .988   .987  .986  .985  .983  .981  .980  .978  .975  .973  .970  .967   .964  .961      64

     65         .991  .990  .989   .988  .987  .986  .984  .983  .981  .979  .977  .975  .972  .969   .966  .963      65
     66         .992  .991  .990   .989  .988  .987  .985  .984  .982  .980  .978  .976  .974  .971   .968  .965      66
     67         .992  .992  .991   .990  .989  .988  .986  .985  .983  .982  .980  .978  .975  .973   .970  .967      67
     68         .993  .992  .992   .991  .990  .989  .987  .986  .985  .983  .981  .979  .977  .975   .972  .969      68
     69         .994  .993  .992   .991  .990  .989  .988  .987  .986  .984  .983  .981  .979  .976   .974  .971      69

     70         .994  .993  .993   .992  .991  .990  .989  .988  .987  .985  .984  .982  .980  .978   .976  .973      70
     71         .995  .994  .993   .993  .992  .991  .990  .989  .988  .987  .985  .984  .982  .980   .978  .975      71
     72         .995  .995  .994   .993  .993  .992  .991  .990  .989  .988  .986  .985  .983  .981   .979  .977      72
     73         .995  .995  .995   .994  .993  .993  .992  .991  .990  .989  .987  .986  .985  .983   .981  .979      73
     74         .996  .995  .995   .994  .994  .993  .992  .992  .991  .990  .989  .987  .986  .984   .982  .980      74

NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
              WHO ELECT VARIOUS OPTIONS WITH THEIR ELIGIBLE SPOUSE


                              50% OPTION ELECTION


  SPOUSE'S                                                                                                        SPOUSE'S
   AGE AT                                     PENSIONER WHOSE RETIREMENT AGE IS:                                   AGE AT
 PENSIONER'S                                                                                                     PENSIONER'S
 RETIREMENT       55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70   RETIREMENT
- -------------   ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----   -----------
     40         .942  .938  .934  .929  .924  .919  .914  .909  .903  .897  .891  .885  .878  .871  .863  .856       40
     41         .943  .939  .935  .931  .926  .921  .916  .911  .905  .899  .893  .887  .880  .873  .865  .858       41
     42         .945  .941  .937  .933  .928  .923  .918  .913  .907  .901  .895  .889  .882  .875  .868  .860       42
     43         .947  .943  .939  .934  .930  .925  .920  .915  .909  .903  .897  .891  .884  .877  .870  .862       43
     44         .948  .945  .941  .936  .932  .927  .922  .917  .911  .906  .899  .893  .886  .879  .872  .865       44

     45         .950  .946  .942  .938  .934  .929  .924  .919  .914  .908  .902  .895  .889  .882  .875  .867       45
     46         .952  .948  .944  .940  .936  .931  .926  .921  .916  .910  .904  .898  .891  .884  .877  .870       46
     47         .954  .950  .946  .942  .938  .933  .929  .923  .918  .912  .906  .900  .894  .887  .880  .872       47
     48         .955  .952  .948  .944  .940  .935  .931  .926  .920  .915  .909  .903  .896  .889  .882  .875       48
     49         .957  .954  .950  .946  .942  .938  .933  .928  .923  .917  .911  .905  .899  .892  .885  .878       49

     50         .959  .956  .952  .948  .944  .940  .935  .930  .925  .920  .914  .908  .901  .895  .888  .880       50
     51         .961  .957  .954  .950  .946  .942  .938  .933  .928  .922  .917  .911  .904  .898  .891  .883       51
     52         .962  .959  .956  .952  .948  .944  .940  .935  .930  .925  .919  .913  .907  .900  .894  .886       52
     53         .964  .961  .958  .954  .950  .946  .942  .938  .933  .927  .922  .916  .910  .903  .897  .889       53
     54         .966  .963  .960  .956  .953  .949  .945  .940  .935  .930  .925  .919  .913  .906  .900  .893       54

     55         .968  .965  .962  .958  .955  .951  .947  .942  .938  .933  .927  .922  .916  .909  .903  .896       55
     56         .969  .966  .963  .960  .957  .953  .949  .945  .940  .936  .930  .925  .919  .913  .906  .899       56
     57         .971  .968  .965  .962  .959  .955  .952  .947  .943  .938  .933  .928  .922  .916  .909  .902       57
     58         .972  .970  .967  .964  .961  .958  .954  .950  .946  .941  .936  .931  .925  .919  .913  .906       58
     59         .974  .972  .969  .966  .963  .960  .956  .952  .948  .944  .939  .934  .928  .922  .916  .909       59

NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
              WHO ELECT VARIOUS OPTIONS WITH THEIR ELIGIBLE SPOUSE


                              50% OPTION ELECTION
                                   (Continued)


  SPOUSE'S                                                                                                        SPOUSE'S
   AGE AT                                     PENSIONER WHOSE RETIREMENT AGE IS:                                   AGE AT
 PENSIONER'S                                                                                                     PENSIONER'S
 RETIREMENT      55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70    RETIREMENT
- -------------   ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----   -----------
     60         .976  .973  .971  .968  .965  .962  .959  .955  .951  .946  .942  .937  .931  .926  .919  .913        60
     61         .977  .975  .973  .970  .967  .964  .961  .957  .953  .949  .945  .940  .934  .929  .923  .916        61
     62         .979  .976  .974  .972  .969  .966  .963  .960  .956  .952  .947  .943  .938  .932  .926  .920        62
     63         .980  .978  .976  .974  .971  .968  .965  .962  .958  .955  .950  .946  .941  .936  .930  .924        63
     64         .981  .979  .977  .975  .973  .970  .967  .964  .961  .957  .953  .949  .944  .939  .933  .928        64

     65         .983  .981  .979  .977  .975  .972  .970  .967  .963  .960  .956  .952  .947  .942  .937  .931        65
     66         .984  .982  .980  .979  .976  .974  .972  .969  .966  .962  .959  .955  .950  .945  .940  .935        66
     67         .985  .984  .982  .980  .978  .976  .974  .971  .968  .965  .961  .957  .953  .949  .944  .939        67
     68         .986  .985  .983  .982  .980  .978  .975  .973  .970  .967  .964  .960  .956  .952  .947  .942        68
     69         .987  .986  .985  .983  .981  .979  .977  .975  .972  .970  .966  .963  .959  .955  .951  .946        69

     70         .988  .987  .986  .984  .983  .981  .979  .977  .974  .972  .969  .966  .962  .958  .954  .949        70
     71         .989  .988  .987  .986  .984  .983  .981  .979  .976  .974  .971  .968  .965  .961  .957  .953        71
     72         .990  .989  .988  .987  .985  .984  .982  .980  .978  .976  .973  .971  .967  .964  .960  .956        72
     73         .991  .990  .989  .988  .987  .985  .984  .982  .980  .978  .976  .973  .970  .967  .963  .959        73
     74         .992  .991  .990  .989  .988  .987  .985  .984  .982  .980  .978  .975  .972  .969  .966  .962        74

NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
              WHO ELECT VARIOUS OPTIONS WITH THEIR ELIGIBLE SPOUSE


                              75% OPTION ELECTION


  SPOUSE'S                                                                                                        SPOUSE'S
   AGE AT                                     PENSIONER WHOSE RETIREMENT AGE IS:                                   AGE AT
 PENSIONER'S                                                                                                     PENSIONER'S
 RETIREMENT      55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70    RETIREMENT
- -------------   ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----   -----------
     40         .890  .883  .875  .868  .859  .851  .842  .833  .824  .814  .803  .793  .782  .771  .760  .748       40
     41         .893  .886  .878  .871  .863  .854  .845  .836  .827  .817  .807  .796  .785  .774  .763  .751       41
     42         .896  .889  .881  .874  .866  .857  .849  .840  .830  .820  .810  .800  .789  .778  .766  .754       42
     43         .899  .892  .885  .877  .869  .861  .852  .843  .834  .824  .814  .803  .792  .781  .770  .758       43
     44         .902  .895  .888  .880  .872  .864  .856  .847  .837  .827  .817  .807  .796  .785  .773  .762       44

     45         .905  .898  .891  .884  .876  .868  .859  .850  .841  .831  .821  .811  .800  .789  .777  .765       45
     46         .908  .901  .894  .887  .879  .871  .863  .854  .845  .835  .825  .814  .804  .792  .781  .769       46
     47         .911  .905  .898  .891  .883  .875  .867  .858  .849  .839  .829  .819  .808  .797  .785  .773       47
     48         .915  .908  .901  .894  .887  .879  .870  .862  .853  .843  .833  .823  .812  .801  .789  .778       48
     49         .918  .911  .905  .898  .890  .883  .874  .866  .857  .847  .837  .827  .816  .805  .794  .782       49

     50         .921  .915  .908  .901  .894  .886  .878  .870  .861  .851  .842  .831  .821  .810  .798  .786       50
     51         .924  .918  .912  .905  .898  .890  .882  .874  .865  .856  .846  .836  .825  .814  .803  .791       51
     52         .927  .922  .915  .909  .902  .894  .887  .878  .869  .860  .851  .840  .830  .819  .808  .796       52
     53         .931  .925  .919  .912  .906  .898  .891  .883  .874  .865  .855  .845  .835  .824  .813  .801       53
     54         .934  .928  .922  .916  .910  .902  .895  .887  .878  .869  .860  .850  .840  .829  .818  .806       54

     55         .937  .932  .926  .920  .913  .906  .899  .891  .883  .874  .865  .855  .845  .834  .823  .811       55
     56         .940  .935  .930  .924  .917  .911  .903  .896  .887  .879  .870  .860  .850  .839  .828  .817       56
     57         .943  .938  .933  .927  .921  .915  .908  .900  .892  .884  .875  .865  .855  .845  .834  .822       57
     58         .946  .942  .936  .931  .925  .919  .912  .905  .897  .888  .880  .870  .860  .850  .839  .828       58
     59         .949  .945  .940  .935  .929  .923  .916  .909  .901  .893  .885  .876  .866  .856  .845  .834       59

NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
              WHO ELECT VARIOUS OPTIONS WITH THEIR ELIGIBLE SPOUSE


                              75% OPTION ELECTION
                                  (continued)


  SPOUSE'S                                                                                                        SPOUSE'S
   AGE AT                                     PENSIONER WHOSE RETIREMENT AGE IS:                                   AGE AT
 PENSIONER'S                                                                                                     PENSIONER'S
 RETIREMENT      55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70    RETIREMENT
- -------------   ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----   -----------
     60         .952  .948  .943  .938  .933  .927  .920  .914  .906  .898  .890  .881  .871  .861  .851  .840       60
     61         .955  .951  .946  .942  .936  .931  .925  .918  .911  .903  .895  .886  .877  .867  .857  .846       61
     62         .958  .954  .950  .945  .940  .935  .929  .922  .915  .908  .900  .892  .883  .873  .863  .852       62
     63         .961  .957  .953  .948  .944  .939  .933  .927  .920  .913  .905  .897  .888  .879  .869  .858       63
     64         .963  .960  .956  .952  .947  .942  .937  .931  .925  .918  .910  .902  .894  .885  .875  .865       64

     65         .966  .962  .959  .955  .951  .946  .941  .935  .929  .923  .916  .908  .900  .891  .881  .871       65
     66         .968  .965  .962  .958  .954  .950  .945  .939  .934  .927  .921  .913  .905  .897  .887  .878       66
     67         .971  .968  .964  .961  .957  .953  .948  .943  .938  .932  .925  .918  .911  .902  .894  .884       67
     68         .973  .970  .967  .964  .960  .956  .952  .947  .942  .936  .930  .924  .916  .908  .900  .891       68
     69         .975  .972  .970  .967  .963  .960  .956  .951  .946  .941  .935  .929  .922  .914  .906  .897       69

     70         .977  .975  .972  .969  .966  .963  .959  .955  .950  .945  .940  .933  .927  .920  .912  .903       70
     71         .979  .977  .974  .972  .969  .966  .962  .958  .954  .949  .944  .938  .932  .925  .918  .910       71
     72         .981  .979  .976  .974  .971  .968  .965  .962  .958  .953  .948  .943  .937  .930  .923  .916       72
     73         .982  .980  .978  .976  .974  .971  .968  .965  .961  .957  .952  .947  .942  .936  .929  .922       73
     74         .984  .982  .980  .978  .976  .974  .971  .968  .964  .960  .956  .951  .946  .940  .934  .927       74


NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
              WHO ELECT VARIOUS OPTIONS WITH THEIR ELIGIBLE SPOUSE


                             100% OPTION ELECTION


  SPOUSE'S                                                                                                        SPOUSE'S
   AGE AT                                     PENSIONER WHOSE RETIREMENT AGE IS:                                   AGE AT
 PENSIONER'S                                                                                                     PENSIONER'S
 RETIREMENT      55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70    RETIREMENT
- -------------   ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----   -----------
     40         .844  .834  .824  .814  .803  .792  .781  .769  .757  .744  .732  .719  .705  .692  .678  .664       40
     41         .847  .838  .828  .818  .807  .796  .785  .773  .761  .748  .736  .723  .709  .696  .682  .668       41
     42         .851  .842  .832  .822  .811  .800  .789  .777  .765  .753  .740  .727  .713  .700  .686  .672       42
     43         .855  .846  .836  .826  .816  .805  .793  .782  .770  .757  .744  .731  .718  .704  .690  .676       43
     44         .860  .850  .841  .831  .820  .809  .798  .786  .774  .762  .749  .736  .722  .709  .695  .680       44

     45         .864  .855  .845  .835  .825  .814  .803  .791  .779  .766  .754  .740  .727  .713  .699  .685       45
     46         .868  .859  .850  .840  .829  .819  .807  .796  .784  .771  .759  .745  .732  .718  .704  .690       46
     47         .873  .864  .854  .844  .834  .824  .812  .801  .789  .776  .764  .750  .737  .723  .709  .695       47
     48         .877  .868  .859  .849  .839  .829  .817  .806  .794  .782  .769  .756  .742  .728  .714  .700       48
     49         .881  .873  .864  .854  .844  .834  .823  .811  .799  .787  .774  .761  .748  .734  .719  .705       49

     50         .886  .877  .868  .859  .849  .839  .828  .817  .805  .793  .780  .767  .753  .739  .725  .711       50
     51         .890  .882  .873  .864  .854  .844  .833  .822  .810  .798  .786  .772  .759  .745  .731  .716       51
     52         .895  .887  .878  .869  .860  .850  .839  .828  .816  .804  .791  .778  .765  .751  .737  .722       52
     53         .899  .892  .883  .874  .865  .855  .845  .834  .822  .810  .797  .784  .771  .757  .743  .728       53
     54         .904  .896  .888  .879  .870  .860  .850  .839  .828  .816  .804  .791  .777  .763  .749  .735       54

     55         .908  .901  .893  .884  .876  .866  .856  .845  .834  .822  .810  .797  .784  .770  .756  .741       55
     56         .913  .906  .898  .890  .881  .872  .862  .851  .840  .829  .816  .804  .791  .777  .763  .748       56
     57         .917  .910  .903  .895  .886  .877  .868  .857  .846  .835  .823  .810  .797  .784  .770  .755       57
     58         .922  .915  .908  .900  .892  .883  .873  .863  .853  .842  .830  .817  .804  .791  .777  .762       58
     59         .926  .919  .912  .905  .897  .888  .879  .870  .859  .848  .837  .824  .811  .798  .784  .770       59

NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
              WHO ELECT VARIOUS OPTIONS WITH THEIR ELIGIBLE SPOUSE


                             100% OPTION ELECTION
                                  (continued)


  SPOUSE'S                                                                                                        SPOUSE'S
   AGE AT                                     PENSIONER WHOSE RETIREMENT AGE IS:                                   AGE AT
 PENSIONER'S                                                                                                     PENSIONER'S
 RETIREMENT      55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70    RETIREMENT
- -------------   ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----   -----------
     60         .930  .924  .917  .910  .902  .894  .885  .876  .866  .855  .843  .831  .819  .805  .792  .777       60
     61         .934  .928  .922  .915  .908  .900  .891  .882  .872  .861  .850  .839  .826  .813  .799  .785       61
     62         .938  .933  .926  .920  .913  .905  .897  .888  .878  .868  .857  .846  .834  .821  .807  .793       62
     63         .942  .937  .931  .925  .918  .911  .903  .894  .885  .875  .864  .853  .841  .829  .815  .802       63
     64         .946  .941  .935  .929  .923  .916  .908  .900  .891  .882  .871  .860  .849  .837  .824  .810       64

     65         .950  .945  .940  .934  .928  .921  .914  .906  .897  .888  .878  .868  .857  .845  .832  .819       65
     66         .953  .949  .944  .938  .933  .926  .919  .912  .904  .895  .885  .875  .864  .853  .840  .827       66
     67         .957  .952  .948  .943  .937  .931  .925  .918  .910  .901  .892  .882  .872  .860  .848  .836       67
     68         .960  .956  .951  .947  .942  .936  .930  .923  .916  .908  .899  .890  .879  .868  .857  .844       68
     69         .963  .959  .955  .951  .946  .941  .935  .928  .921  .914  .906  .897  .887  .876  .865  .853       69

     70         .966  .962  .959  .955  .950  .945  .940  .934  .927  .920  .912  .903  .894  .884  .873  .862       70
     71         .969  .965  .962  .958  .954  .949  .944  .939  .932  .926  .918  .910  .901  .892  .881  .870       71
     72         .971  .968  .965  .962  .958  .953  .949  .943  .938  .931  .924  .917  .908  .899  .889  .879       72
     73         .974  .971  .968  .965  .961  .957  .953  .948  .943  .937  .930  .923  .915  .906  .897  .887       73
     74         .976  .974  .971  .968  .965  .961  .957  .952  .947  .952  .936  .929  .921  .913  .904  .895       74

NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D
                       SPECIAL JOINT PENSION WITH SPOUSE

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
          WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE


                              50% OPTION ELECTION


  SPOUSE'S                                                                                                        SPOUSE'S
   AGE AT                                     PENSIONER WHOSE RETIREMENT AGE IS:                                   AGE AT
 PENSIONER'S                                                                                                     PENSIONER'S
 RETIREMENT      40    41    42    43    44    45    46    47    48    49    50    51    52    53    54    55    RETIREMENT
- -------------   ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----   -----------
     20         .966  .964  .961  .959  .956  .953  .950  .947  .944  .940  .937  .933  .929  .926  .921  .917       20
     21         .967  .964  .962  .959  .957  .954  .951  .948  .945  .941  .938  .934  .930  .926  .922  .918       21
     22         .967  .965  .963  .960  .957  .955  .952  .949  .945  .942  .938  .935  .931  .927  .923  .919       22
     23         .968  .966  .963  .961  .958  .955  .952  .949  .946  .943  .939  .936  .932  .928  .924  .920       23
     24         .969  .966  .964  .961  .959  .956  .953  .950  .947  .944  .940  .937  .933  .929  .925  .921       24

     25         .969  .967  .965  .962  .960  .957  .954  .951  .948  .944  .941  .937  .934  .930  .926  .921       25
     26         .970  .968  .965  .963  .960  .958  .955  .952  .949  .945  .942  .938  .935  .931  .927  .922       26
     27         .971  .969  .966  .964  .961  .959  .956  .953  .950  .946  .943  .939  .936  .932  .928  .923       27
     28         .971  .969  .967  .965  .962  .959  .957  .954  .950  .947  .944  .940  .936  .933  .929  .924       28
     29         .972  .970  .968  .965  .963  .960  .957  .954  .951  .948  .945  .941  .937  .934  .930  .925       29

     30         .973  .971  .969  .966  .964  .961  .958  .955  .952  .949  .946  .942  .939  .935  .931  .927       30
     31         .974  .972  .969  .967  .965  .962  .959  .956  .953  .950  .947  .943  .940  .936  .932  .928       31
     32         .974  .972  .970  .968  .965  .963  .960  .957  .954  .951  .948  .944  .941  .937  .933  .929       32
     33         .975  .973  .971  .969  .966  .964  .961  .958  .955  .952  .949  .945  .942  .938  .934  .930       33
     34         .976  .974  .972  .970  .967  .965  .962  .959  .956  .953  .950  .947  .943  .939  .935  .931       34

     35         .977  .975  .973  .970  .968  .966  .963  .960  .957  .954  .951  .948  .944  .940  .937  .933       35
     36         .977  .975  .973  .971  .969  .967  .964  .961  .958  .955  .952  .949  .945  .942  .938  .934       36
     37         .978  .976  .974  .972  .970  .968  .965  .962  .960  .957  .953  .950  .947  .943  .939  .935       37
     38         .979  .977  .975  .973  .971  .969  .966  .963  .961  .958  .955  .951  .948  .944  .940  .937       38
     39         .980  .978  .976  .974  .972  .970  .967  .964  .962  .959  .956  .952  .949  .946  .942  .938       39

NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D
                       SPECIAL JOINT PENSION WITH SPOUSE

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
          WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE


                              50% OPTION ELECTION
                                  (continued)


  SPOUSE'S                                                                                                        SPOUSE'S
   AGE AT                                     PENSIONER WHOSE RETIREMENT AGE IS:                                   AGE AT
 PENSIONER'S                                                                                                     PENSIONER'S
 RETIREMENT      40    41    42    43    44    45    46    47    48    49    50    51    52    53    54     55   RETIREMENT
- -------------   ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----   ----  -----------
     40        .980  .979  .977   .975  .973  .970  .968  .966  .963  .960  .957  .954  .950  .947   .943   .939      40
     41        .981  .979  .978   .976  .974  .971  .969  .967  .964  .961  .958  .955  .952  .948   .945   .941      41
     42        .982  .980  .978   .977  .975  .972  .970  .968  .965  .962  .959  .956  .953  .950   .946   .942      42
     43        .983  .981  .979   .977  .975  .973  .971  .969  .966  .963  .961  .958  .954  .951   .947   .944      43
     44        .983  .982  .980   .978  .976  .974  .972  .970  .967  .965  .962  .959  .956  .952   .949   .945      44

     45        .984  .982  .981   .979  .977  .975  .973  .971  .968  .966  .963  .960  .957  .954   .950   .947      45
     46        .985  .983  .982   .980  .978  .976  .974  .972  .969  .967  .964  .961  .958  .955   .952   .948      46
     47        .985  .984  .982   .981  .979  .977  .975  .973  .971  .968  .965  .963  .960  .957   .953   .950      47
     48        .986  .984  .983   .981  .980  .978  .976  .974  .972  .969  .967  .964  .961  .958   .955   .951      48
     49        .986  .985  .984   .982  .981  .979  .977  .975  .973  .970  .968  .965  .962  .959   .956   .953      49

     50        .987  .986  .984   .983  .981  .980  .978  .976  .974  .971  .969  .966  .964  .961   .958   .954      50
     51        .988  .986  .985   .984  .982  .981  .979  .977  .975  .973  .970  .968  .965  .962   .959   .956      51
     52        .988  .987  .986   .984  .983  .981  .980  .978  .976  .974  .971  .969  .966  .963   .961   .957      52
     53        .989  .988  .986   .985  .984  .982  .980  .979  .977  .975  .972  .970  .968  .965   .962   .959      53
     54        .989  .988  .987   .986  .984  .983  .981  .980  .978  .976  .974  .971  .969  .966   .963   .960      54

     55        .990  .989  .988   .986  .985  .984  .982  .980  .979  .977  .975  .972  .970  .968   .965   .962      55
     56        .990  .989  .988   .987  .986  .984  .983  .981  .980  .978  .976  .974  .971  .969   .966   .963      56
     57        .991  .990  .989   .988  .987  .985  .984  .982  .981  .979  .977  .975  .973  .970   .968   .965      57
     58        .991  .990  .989   .988  .987  .986  .985  .983  .981  .980  .978  .976  .974  .971   .969   .966      58
     59        .992  .991  .990   .989  .988  .987  .985  .984  .982  .981  .979  .977  .975  .973   .970   .968      59

NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D
                       SPECIAL JOINT PENSION WITH SPOUSE

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
          WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE


                              50% OPTION ELECTION
                                  (Continued)


  SPOUSE'S                                                                                                        SPOUSE'S
   AGE AT                                     PENSIONER WHOSE RETIREMENT AGE IS:                                   AGE AT
 PENSIONER'S                                                                                                     PENSIONER'S
 RETIREMENT      40    41    42    43    44    45    46    47    48    49    50    51    52    53    54    55    RETIREMENT
- -------------   ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----   -----------
     60         .992  .991  .990  .989  .988  .987  .986  .985  .983  .981  .980  .978  .976  .974  .972  .969       60
     61         .993  .992  .991  .990  .989  .988  .987  .985  .984  .982  .981  .979  .977  .975  .973  .971       61
     62         .993  .992  .991  .991  .990  .988  .987  .986  .985  .983  .982  .980  .978  .976  .974  .972       62
     63         .993  .993  .992  .991  .990  .989  .988  .987  .985  .984  .983  .981  .979  .977  .975  .973       63
     64         .994  .993  .992  .991  .991  .990  .989  .987  .986  .985  .983  .982  .980  .978  .976  .974       64

     65         .994  .993  .993  .992  .991  .990  .989  .988  .987  .986  .984  .983  .981  .979  .978  .976       65
     66         .994  .994  .993  .992  .992  .991  .990  .989  .988  .986  .985  .984  .982  .980  .979  .977       66
     67         .995  .994  .994  .993  .992  .991  .990  .989  .988  .987  .986  .984  .983  .981  .980  .978       67
     68         .995  .994  .994  .993  .993  .992  .991  .990  .989  .988  .987  .985  .984  .982  .981  .979       68
     69         .995  .995  .994  .994  .993  .992  .991  .990  .989  .988  .987  .986  .985  .983  .982  .980       69

     70         .996  .995  .995  .994  .993  .993  .992  .991  .990  .989  .988  .987  .986  .984  .983  .981       70
     71         .996  .995  .995  .994  .994  .993  .992  .991  .991  .990  .989  .987  .986  .985  .984  .982       71
     72         .996  .996  .995  .995  .994  .993  .993  .992  .991  .990  .989  .988  .987  .986  .985  .983       72
     73         .996  .996  .996  .995  .994  .994  .993  .992  .992  .991  .990  .989  .988  .987  .985  .984       73
     74         .997  .996  .996  .995  .995  .994  .994  .993  .992  .991  .990  .989  .988  .987  .986  .985       74

     75         .997  .996  .996  .996  .995  .995  .994  .993  .993  .992  .991  .990  .989  .988  .987  .986       75
     76         .997  .997  .996  .996  .995  .995  .994  .994  .993  .992  .992  .991  .990  .989  .988  .987       76
     77         .997  .997  .997  .996  .996  .995  .995  .994  .993  .993  .992  .991  .990  .989  .988  .987       77
     78         .997  .997  .997  .996  .996  .996  .995  .994  .994  .993  .992  .992  .991  .990  .989  .988       78
     79         .998  .997  .997  .997  .996  .996  .995  .995  .994  .994  .993  .992  .991  .991  .990  .989       79

NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D
                       SPECIAL JOINT PENSION WITH SPOUSE

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
          WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE


                              50% OPTION ELECTION
                                  (continued)


  SPOUSE'S                                                                                                        SPOUSE'S
   AGE AT                                     PENSIONER WHOSE RETIREMENT AGE IS:                                   AGE AT
 PENSIONER'S                                                                                                     PENSIONER'S
 RETIREMENT      40    41    42    43    44    45    46    47    48    49    50    51    52    53    54    55    RETIREMENT
- -------------   ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----   -----------
     80        .998  .997  .997  .997  .997  .996  .996  .995  .995  .994  .993  .993  .992  .991  .990  .990        80
     81        .998  .998  .997  .997  .997  .996  .996  .995  .995  .994  .994  .993  .993  .992  .991  .990        81
     82        .998  .998  .998  .997  .997  .997  .996  .996  .995  .995  .994  .994  .993  .992  .992  .991        82
     83        .998  .998  .998  .997  .997  .997  .996  .996  .996  .995  .995  .994  .993  .993  .992  .991        83
     84        .998  .998  .998  .998  .997  .997  .997  .996  .996  .995  .995  .994  .994  .993  .993  .992        84

     85        .998  .998  .998  .998  .998  .997  .997  .997  .996  .996  .995  .995  .994  .994  .993  .992        85
     86        .999  .998  .998  .998  .998  .997  .997  .997  .996  .996  .996  .995  .995  .994  .994  .993        86
     87        .999  .998  .998  .998  .998  .998  .997  .997  .997  .996  .996  .995  .995  .995  .994  .993        87
     88        .999  .999  .998  .998  .998  .998  .998  .997  .997  .997  .996  .996  .995  .995  .994  .994        88
     89        .999  .999  .999  .998  .998  .998  .998  .997  .997  .997  .996  .996  .996  .995  .995  .994        89


NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D
                       SPECIAL JOINT PENSION WITH SPOUSE

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
          WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE


                              50% OPTION ELECTION


  SPOUSE'S                                                                                                          SPOUSE'S
   AGE AT                                     PENSIONER WHOSE RETIREMENT AGE IS:                                     AGE AT
 PENSIONER'S                                                                                                       PENSIONER'S
 RETIREMENT      55    56    57    58    59    60    61    62     63    64     65    66     67    68    69    70   RETIREMENT
- -------------   ----  ----  ----  ----  ----  ----  ----  ----   ----  ----   ----  ----   ----  ----  ----  ----  -----------
                                                                                                       < C>
     20        .917  .913  .908   .903  .898  .893  .888  .882   .876  .870   .864  .857  .850  .843   .836   .828      20
     21        .918  .913  .909   .904  .899  .894  .888  .883   .877  .871   .865  .858  .851  .844   .837   .829      21
     22        .919  .914  .910   .905  .900  .895  .889  .884   .878  .872   .865  .859  .852  .845   .838   .830      22
     23        .920  .915  .911   .906  .901  .896  .890  .885   .879  .873   .866  .860  .853  .846   .838   .831      23
     24        .921  .916  .912   .907  .902  .897  .891  .886   .880  .874   .867  .861  .854  .847   .839   .832      24

     25        .921  .917  .912   .908  .903  .898  .892  .887   .881  .875   .868  .862  .855  .848   .840   .833      25
     26        .922  .918  .913   .909  .904  .899  .893  .888   .882  .876   .869  .863  .856  .849   .841   .834      26
     27        .923  .919  .914   .910  .905  .900  .894  .889   .883  .877   .870  .864  .857  .850   .842   .835      27
     28        .924  .920  .916   .911  .906  .901  .895  .890   .884  .878   .871  .865  .858  .851   .844   .836      28
     29        .925  .921  .917   .912  .907  .902  .896  .891   .885  .879   .873  .866  .859  .852   .845   .837      29

     30        .927  .922  .918   .913  .908  .903  .898  .892   .886  .880   .874  .867  .860  .853   .846   .838      30
     31        .928  .923  .919   .914  .909  .904  .899  .893   .887  .881   .875  .868  .862  .855   .847   .840      31
     32        .929  .925  .920   .915  .911  .905  .900  .895   .889  .883   .876  .870  .863  .856   .849   .841      32
     33        .930  .926  .921   .917  .912  .907  .901  .896   .890  .884   .878  .871  .864  .857   .850   .842      33
     34        .931  .927  .923   .918  .913  .908  .903  .897   .891  .885   .879  .873  .866  .859   .851   .844      34

     35        .933  .928  .924   .919  .915  .909  .904  .899   .893  .887   .881  .874  .867  .860   .853   .845      35
     36        .934  .930  .925   .921  .916  .911  .906  .900   .894  .888   .882  .876  .869  .862   .854   .847      36
     37        .935  .931  .927   .922  .917  .912  .907  .902   .896  .890   .884  .877  .870  .863   .856   .849      37
     38        .937  .932  .928   .924  .919  .914  .909  .903   .897  .892   .885  .879  .872  .865   .858   .850      38
     39        .938  .934  .930   .925  .920  .915  .910  .905   .899  .893   .887  .880  .874  .867   .859   .852      39

NOTE: Factors for additional age combinations are availavble from the Administrator.

                              SPECIAL PROVISION D
                       SPECIAL JOINT PENSION WITH SPOUSE

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
          WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE


                              50% OPTION ELECTION
                                  (continued)


  SPOUSE'S                                                                                                        SPOUSE'S
   AGE AT                                     PENSIONER WHOSE RETIREMENT AGE IS:                                   AGE AT
 PENSIONER'S                                                                                                     PENSIONER'S
 RETIREMENT      55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70    RETIREMENT
- -------------   ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----   -----------
     40         .939  .935  .931  .927  .922  .917  .912  .906  .901  .895  .889  .882  .875  .868  .861  .854       40
     41         .941  .937  .933  .928  .924  .919  .914  .908  .903  .897  .890  .884  .877  .870  .863  .856       41
     42         .942  .938  .934  .930  .925  .920  .915  .910  .904  .898  .892  .886  .879  .872  .865  .858       42
     43         .944  .940  .936  .931  .927  .922  .917  .912  .906  .900  .894  .888  .881  .874  .867  .860       43
     44         .945  .941  .937  .933  .929  .924  .919  .914  .908  .902  .896  .890  .883  .876  .869  .862       44

     45         .947  .943  .939  .935  .930  .926  .921  .915  .910  .904  .898  .892  .885  .878  .871  .864       45
     46         .948  .944  .941  .936  .932  .927  .922  .917  .912  .906  .900  .894  .887  .880  .873  .866       46
     47         .950  .946  .942  .938  .934  .929  .924  .919  .914  .908  .902  .896  .889  .883  .876  .868       47
     48         .951  .948  .944  .940  .936  .931  .926  .921  .916  .910  .904  .898  .892  .885  .878  .871       48
     49         .953  .949  .946  .942  .937  .933  .928  .923  .918  .912  .907  .900  .894  .887  .880  .873       49

     50         .954  .951  .947  .943  .939  .935  .930  .925  .920  .915  .909  .903  .896  .890  .883  .875       50
     51         .956  .953  .949  .945  .941  .937  .932  .927  .922  .917  .911  .905  .899  .892  .885  .878       51
     52         .957  .954  .951  .947  .943  .939  .934  .929  .924  .919  .913  .907  .901  .895  .888  .880       52
     53         .959  .956  .952  .949  .945  .941  .936  .932  .927  .921  .916  .910  .904  .897  .890  .883       53
     54         .960  .957  .954  .950  .947  .943  .938  .934  .929  .924  .918  .912  .906  .900  .893  .886       54

     55         .962  .959  .956  .952  .948  .945  .940  .936  .931  .926  .920  .915  .909  .902  .896  .889       55
     56         .963  .960  .957  .954  .950  .946  .942  .938  .933  .928  .923  .917  .911  .905  .898  .891       56
     57         .965  .962  .959  .956  .952  .948  .944  .940  .935  .931  .925  .920  .914  .908  .901  .894       57
     58         .966  .964  .961  .957  .954  .950  .946  .942  .938  .933  .928  .922  .917  .910  .904  .897       58
     59         .968  .965  .962  .959  .956  .952  .948  .944  .940  .935  .930  .925  .919  .913  .907  .900       59


NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D
                       SPECIAL JOINT PENSION WITH SPOUSE

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
          WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE


                              50% OPTION ELECTION
                                  (continued)


  SPOUSE'S                                                                                                        SPOUSE'S
   AGE AT                                     PENSIONER WHOSE RETIREMENT AGE IS:                                   AGE AT
 PENSIONER'S                                                                                                     PENSIONER'S
 RETIREMENT      55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70    RETIREMENT
- -------------   ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----   -----------
     60         .969  .967  .964  .961  .958  .954  .950  .946  .942  .938  .933  .927  .922  .916  .910  .903       60
     61         .971  .968  .965  .962  .959  .956  .952  .949  .944  .940  .935  .930  .925  .919  .913  .906       61
     62         .972  .969  .967  .964  .961  .958  .954  .951  .947  .942  .938  .933  .927  .922  .916  .909       62
     63         .973  .971  .968  .966  .963  .960  .956  .953  .949  .945  .940  .935  .930  .924  .919  .912       63
     64         .974  .972  .970  .967  .965  .962  .958  .955  .951  .947  .942  .938  .933  .927  .922  .916       64

     65         .976  .974  .971  .969  .966  .963  .960  .957  .953  .949  .945  .940  .935  .930  .925  .919       65
     66         .977  .975  .973  .970  .968  .965  .962  .959  .955  .951  .947  .943  .938  .933  .928  .922       66
     67         .978  .976  .974  .972  .969  .967  .964  .961  .957  .954  .950  .945  .941  .936  .930  .925       67
     68         .979  .977  .975  .973  .971  .968  .966  .963  .959  .956  .952  .948  .943  .939  .933  .928       68
     69         .980  .978  .977  .975  .972  .970  .967  .964  .961  .958  .954  .950  .946  .941  .936  .931       69

     70         .981  .980  .978  .976  .974  .971  .969  .966  .963  .960  .956  .953  .948  .944  .939  .934       70
     71         .982  .981  .979  .977  .975  .973  .971  .968  .965  .962  .959  .955  .951  .947  .942  .937       71
     72         .983  .982  .980  .978  .976  .974  .972  .970  .967  .964  .961  .957  .953  .949  .945  .940       72
     73         .984  .983  .981  .979  .978  .976  .974  .971  .969  .966  .963  .959  .956  .952  .947  .943       73
     74         .985  .984  .982  .981  .979  .977  .975  .973  .970  .968  .965  .961  .958  .954  .950  .946       74

     75         .986  .985  .983  .982  .980  .978  .976  .974  .972  .969  .967  .963  .960  .956  .953  .948       75
     76         .987  .985  .984  .983  .981  .980  .978  .976  .973  .971  .968  .965  .962  .959  .955  .951       76
     77         .987  .986  .985  .984  .982  .981  .979  .977  .975  .973  .970  .967  .964  .961  .957  .954       77
     78         .988  .987  .986  .985  .983  .982  .980  .978  .976  .974  .972  .969  .966  .963  .960  .956       78
     79         .989  .988  .987  .986  .984  .983  .981  .980  .978  .976  .974  .971  .968  .965  .962  .959       79


NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D
                       SPECIAL JOINT PENSION WITH SPOUSE

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
          WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE


                              50% OPTION ELECTION
                                  (continued)


  SPOUSE'S                                                                                                        SPOUSE'S
   AGE AT                                     PENSIONER WHOSE RETIREMENT AGE IS:                                   AGE AT
 PENSIONER'S                                                                                                     PENSIONER'S
 RETIREMENT      55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70    RETIREMENT
- -------------   ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----   -----------
     80         .990  .989  .988  .986  .985  .984  .983  .981  .979  .977  .975  .973  .970  .967  .964  .961       80
     81         .990  .989  .988  .987  .986  .985  .984  .982  .980  .979  .977  .974  .972  .969  .966  .963       81
     82         .991  .990  .989  .988  .987  .986  .985  .983  .982  .980  .978  .976  .974  .971  .968  .965       82
     83         .991  .991  .990  .989  .988  .987  .986  .984  .983  .981  .979  .978  .975  .973  .970  .968       83
     84         .992  .991  .990  .990  .989  .988  .987  .985  .984  .982  .981  .979  .977  .975  .972  .970       84

     85         .992  .992  .991  .990  .989  .988  .987  .986  .985  .984  .982  .980  .978  .976  .974  .972       85
     86         .993  .992  .992  .991  .990  .989  .988  .987  .986  .985  .983  .982  .980  .978  .976  .973       86
     87         .993  .993  .992  .992  .991  .990  .989  .988  .987  .986  .984  .983  .981  .979  .977  .975       87
     88         .994  .993  .993  .992  .991  .991  .990  .989  .988  .987  .985  .984  .983  .981  .979  .977       88
     89         .994  .994  .993  .993  .992  .991  .991  .990  .989  .988  .987  .985  .984  .982  .980  .978       89


NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D
                       SPECIAL JOINT PENSION WITH SPOUSE

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
          WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE


                             100% OPTION ELECTION


  SPOUSE'S                                                                                                           SPOUSE'S
   AGE AT                                     PENSIONER WHOSE RETIREMENT AGE IS:                                      AGE AT
 PENSIONER'S                                                                                                        PENSIONER'S
 RETIREMENT       40    41    42    43    44    45    46    47     48    49     50    51    52    53     54    55   RETIREMENT
- -------------    ----  ----  ----  ----  ----  ----  ----  ----   ----  ----   ----  ----  ----  ----   ----  ----  -----------
     20         .904  .898  .892   .885  .879  .872  .864  .856   .849  .840   .832  .823  .815  .805   .796   .787      20
     21         .906  .900  .894   .887  .880  .873  .866  .858   .850  .842   .834  .825  .816  .807   .798   .788      21
     22         .908  .902  .896   .889  .882  .875  .868  .860   .852  .844   .836  .827  .818  .809   .800   .790      22
     23         .909  .904  .897   .891  .884  .877  .870  .862   .854  .846   .838  .829  .820  .811   .802   .792      23
     24         .911  .905  .899   .893  .886  .879  .872  .864   .856  .848   .840  .831  .822  .813   .804   .794      24

     25         .913  .907  .901   .895  .888  .881  .874  .866   .858  .850   .842  .833  .824  .815   .806   .796      25
     26         .915  .909  .903   .897  .890  .883  .876  .868   .860  .852   .844  .835  .826  .817   .808   .798      26
     27         .917  .911  .905   .899  .892  .885  .878  .870   .862  .854   .846  .837  .829  .820   .810   .801      27
     28         .919  .913  .907   .901  .894  .887  .880  .872   .865  .857   .848  .840  .831  .822   .813   .803      28
     29         .921  .915  .909   .903  .896  .889  .882  .875   .867  .859   .851  .842  .833  .824   .815   .805      29

     30         .923  .917  .911   .905  .899  .892  .885  .877   .869  .861   .853  .845  .836  .827   .817   .808      30
     31         .925  .919  .913   .907  .901  .894  .887  .880   .872  .864   .856  .847  .838  .829   .820   .811      31
     32         .927  .921  .916   .909  .903  .896  .889  .882   .874  .866   .858  .850  .841  .832   .823   .813      32
     33         .929  .923  .918   .912  .905  .899  .892  .884   .877  .869   .861  .852  .844  .835   .825   .816      33
     34         .931  .926  .920   .914  .908  .901  .894  .887   .879  .872   .864  .855  .846  .838   .828   .819      34

     35         .933  .928  .922   .916  .910  .904  .897  .890   .882  .874   .866  .858  .849  .840   .831   .822      35
     36         .935  .930  .924   .919  .913  .906  .899  .892   .885  .877   .869  .861  .852  .843   .834   .825      36
     37         .937  .932  .927   .921  .915  .909  .902  .895   .888  .880   .872  .864  .855  .846   .837   .828      37
     38         .939  .934  .929   .923  .917  .911  .905  .898   .890  .883   .875  .867  .858  .850   .840   .831      38
     39         .941  .936  .931   .926  .920  .914  .907  .900   .893  .886   .878  .870  .861  .853   .844   .834      39

NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D
                       SPECIAL JOINT PENSION WITH SPOUSE

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
          WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE


                             100% OPTION ELECTION
                                 (continued)


  SPOUSE'S                                                                                                        SPOUSE'S
   AGE AT                                     PENSIONER WHOSE RETIREMENT AGE IS:                                   AGE AT
 PENSIONER'S                                                                                                     PENSIONER'S
 RETIREMENT     40    41    42    43    44    45    46    47    48    49    50    51    52    53    54    55    RETIREMENT
- -------------  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----   -----------
     40        .943  .939  .934  .928  .922  .916  .910  .903  .896  .889  .881  .873  .865  .856  .847  .838        40
     41        .945  .941  .936  .930  .925  .919  .913  .906  .899  .892  .884  .876  .868  .859  .850  .841        41
     42        .947  .943  .938  .933  .927  .921  .915  .909  .902  .895  .887  .879  .871  .863  .854  .845        42
     43        .949  .945  .940  .935  .930  .924  .918  .912  .905  .898  .890  .883  .874  .866  .857  .848        43
     44        .951  .947  .942  .937  .932  .927  .921  .914  .908  .901  .893  .886  .878  .869  .861  .852        44

     45        .953  .949  .945  .940  .935  .929  .923  .917  .911  .904  .897  .889  .881  .873  .864  .856        45
     46        .955  .951  .947  .942  .937  .932  .926  .920  .914  .907  .900  .892  .885  .876  .868  .859        46
     47        .957  .953  .949  .944  .939  .934  .929  .923  .916  .910  .903  .896  .888  .880  .872  .863        47
     48        .959  .955  .951  .946  .942  .937  .931  .925  .919  .913  .906  .899  .891  .884  .875  .867        48
     49        .960  .957  .953  .949  .944  .939  .934  .928  .922  .916  .909  .902  .895  .887  .879  .871        49

     50        .962  .959  .955  .951  .946  .941  .936  .931  .925  .919  .912  .906  .898  .891  .883  .875        50
     51        .964  .960  .957  .953  .948  .944  .939  .934  .928  .922  .916  .909  .902  .894  .887  .878        51
     52        .965  .962  .959  .955  .951  .946  .941  .936  .931  .925  .919  .912  .905  .898  .890  .882        52
     53        .967  .964  .960  .957  .953  .948  .944  .939  .933  .928  .922  .915  .909  .902  .894  .886        53
     54        .969  .966  .962  .959  .955  .951  .946  .941  .936  .931  .925  .918  .912  .905  .898  .890        54

     55        .970  .967  .964  .960  .957  .953  .948  .944  .939  .933  .928  .922  .915  .909  .901  .894        55
     56        .971  .969  .966  .962  .959  .955  .951  .946  .941  .936  .931  .925  .919  .912  .905  .898        56
     57        .973  .970  .967  .964  .961  .957  .953  .948  .944  .939  .933  .928  .922  .915  .909  .902        57
     58        .974  .972  .969  .966  .962  .959  .955  .951  .946  .941  .936  .931  .925  .919  .912  .905        58
     59        .975  .973  .970  .967  .964  .961  .957  .953  .949  .944  .939  .934  .928  .922  .916  .909        59


NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D
                       SPECIAL JOINT PENSION WITH SPOUSE

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
          WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE


                             100% OPTION ELECTION
                                  (continued)


  SPOUSE'S                                                                                                        SPOUSE'S
   AGE AT                                     PENSIONER WHOSE RETIREMENT AGE IS:                                   AGE AT
 PENSIONER'S                                                                                                     PENSIONER'S
 RETIREMENT      40    41    42    43    44    45    46    47    48    49    50    51    52    53    54    55    RETIREMENT
- -------------   ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----   -----------
     60         .977  .974  .972  .969  .966  .963  .959  .955  .951  .946  .942  .937  .931  .925  .919  .913       60
     61         .978  .976  .973  .971  .968  .964  .961  .957  .953  .949  .944  .939  .934  .929  .923  .917       61
     62         .979  .977  .975  .972  .969  .966  .963  .959  .955  .951  .947  .942  .937  .932  .926  .920       62
     63         .980  .978  .976  .974  .971  .968  .965  .961  .958  .954  .949  .945  .940  .935  .929  .924       63
     64         .981  .979  .977  .975  .972  .970  .967  .963  .960  .956  .952  .947  .943  .938  .933  .927       64

     65         .982  .981  .978  .976  .974  .971  .968  .965  .962  .958  .954  .950  .945  .941  .936  .930       65
     66         .983  .982  .980  .978  .975  .973  .970  .967  .964  .960  .956  .952  .948  .944  .939  .934       66
     67         .984  .983  .981  .979  .977  .974  .971  .969  .965  .962  .959  .955  .951  .946  .942  .937       67
     68         .985  .984  .982  .980  .978  .976  .973  .970  .967  .964  .961  .957  .953  .949  .945  .940       68
     69         .986  .985  .983  .981  .979  .977  .974  .972  .969  .966  .963  .959  .955  .952  .947  .943       69

     70         .987  .985  .984  .982  .980  .978  .976  .973  .971  .968  .965  .961  .958  .954  .950  .946       70
     71         .988  .986  .985  .983  .981  .979  .977  .975  .972  .970  .967  .963  .960  .956  .953  .948       71
     72         .988  .987  .986  .984  .983  .981  .979  .976  .974  .971  .968  .965  .962  .959  .955  .951       72
     73         .989  .988  .987  .985  .984  .982  .980  .978  .975  .973  .970  .967  .964  .961  .957  .954       73
     74         .990  .989  .987  .986  .985  .983  .981  .979  .977  .974  .972  .969  .966  .963  .960  .956       74

     75         .990  .989  .988  .987  .986  .984  .982  .980  .978  .976  .973  .971  .968  .965  .962  .959       75
     76         .991  .990  .989  .988  .986  .985  .983  .981  .979  .977  .975  .972  .970  .967  .964  .961       76
     77         .992  .991  .990  .989  .987  .986  .984  .983  .981  .979  .976  .974  .972  .969  .966  .963       77
     78         .992  .991  .990  .989  .988  .987  .985  .984  .982  .980  .978  .976  .973  .971  .968  .965       78
     79         .993  .992  .991  .990  .989  .988  .986  .985  .983  .981  .979  .977  .975  .972  .970  .967       79


NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D
                       SPECIAL JOINT PENSION WITH SPOUSE

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
          WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE


                             100% OPTION ELECTION
                                 (continued)


  SPOUSE'S                                                                                                        SPOUSE'S
   AGE AT                                     PENSIONER WHOSE RETIREMENT AGE IS:                                   AGE AT
 PENSIONER'S                                                                                                     PENSIONER'S
 RETIREMENT      40    41    42    43    44    45    46    47    48    49    50    51    52    53    54    55    RETIREMENT
- -------------   ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----   -----------
     80         .993  .992  .992  .991  .990  .988  .987  .986  .984  .982  .980  .978  .976  .974  .972  .969       80
     81         .994  .993  .992  .991  .990  .989  .988  .987  .985  .983  .982  .980  .978  .976  .973  .971       81
     82         .994  .993  .993  .992  .991  .990  .989  .987  .986  .985  .983  .981  .979  .977  .975  .973       82
     83         .995  .994  .993  .992  .992  .991  .990  .988  .987  .986  .984  .982  .981  .979  .977  .975       83
     84         .995  .994  .994  .993  .992  .991  .990  .989  .988  .986  .985  .983  .982  .980  .978  .976       84

     85         .995  .995  .994  .994  .993  .992  .991  .990  .989  .987  .986  .985  .983  .981  .980  .978       85
     86         .996  .995  .995  .994  .993  .992  .992  .991  .989  .988  .987  .986  .984  .983  .981  .979       86
     87         .996  .995  .995  .994  .994  .993  .992  .991  .990  .989  .988  .987  .985  .984  .982  .981       87
     88         .996  .996  .995  .995  .994  .994  .993  .992  .991  .990  .989  .988  .986  .985  .983  .982       88
     89         .996  .996  .996  .995  .995  .994  .993  .993  .992  .991  .990  .988  .987  .986  .985  .983       89


NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D
                       SPECIAL JOINT PENSION WITH SPOUSE

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
          WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE


                             100% OPTION ELECTION


  SPOUSE'S                                                                                                        SPOUSE'S
   AGE AT                                     PENSIONER WHOSE RETIREMENT AGE IS:                                   AGE AT
 PENSIONER'S                                                                                                     PENSIONER'S
 RETIREMENT      55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70    RETIREMENT
- -------------   ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----   -----------
     20         .787  .777  .767  .757  .746  .736  .725  .714  .702  .691  .679  .667  .654  .642  .629  .617       20
     21         .788  .779  .769  .759  .748  .737  .726  .715  .704  .692  .680  .668  .656  .643  .631  .618       21
     22         .790  .781  .771  .760  .750  .739  .728  .717  .705  .694  .682  .670  .657  .645  .632  .620       22
     23         .792  .782  .772  .762  .752  .741  .730  .719  .707  .695  .683  .671  .659  .646  .634  .621       23
     24         .794  .784  .774  .764  .754  .743  .732  .721  .709  .697  .685  .673  .661  .648  .635  .623       24

     25         .796  .787  .776  .766  .756  .745  .734  .723  .711  .699  .687  .675  .662  .650  .637  .624       25
     26         .798  .789  .779  .768  .758  .747  .736  .725  .713  .701  .689  .677  .664  .652  .639  .626       26
     27         .801  .791  .781  .771  .760  .749  .738  .727  .715  .703  .691  .679  .666  .653  .641  .628       27
     28         .803  .793  .783  .773  .762  .751  .740  .729  .717  .705  .693  .681  .668  .655  .643  .630       28
     29         .805  .796  .786  .775  .765  .754  .743  .731  .719  .708  .695  .683  .670  .658  .645  .632       29

     30         .808  .798  .788  .778  .767  .756  .745  .734  .722  .710  .698  .685  .673  .660  .647  .634       30
     31         .811  .801  .791  .780  .770  .759  .748  .736  .724  .712  .700  .688  .675  .662  .649  .636       31
     32         .813  .803  .793  .783  .772  .761  .750  .739  .727  .715  .703  .690  .677  .664  .651  .638       32
     33         .816  .806  .796  .786  .775  .764  .753  .741  .730  .718  .705  .693  .680  .667  .654  .641       33
     34         .819  .809  .799  .789  .778  .767  .756  .744  .732  .720  .708  .695  .682  .669  .656  .643       34

     35         .822  .812  .802  .792  .781  .770  .759  .747  .735  .723  .711  .698  .685  .672  .659  .646       35
     36         .825  .815  .805  .795  .784  .773  .762  .750  .738  .726  .714  .701  .688  .675  .662  .648       36
     37         .828  .818  .808  .798  .787  .776  .765  .753  .742  .729  .717  .704  .691  .678  .665  .651       37
     38         .831  .821  .811  .801  .791  .780  .768  .757  .745  .733  .720  .707  .694  .681  .668  .654       38
     39         .834  .825  .815  .805  .794  .783  .772  .760  .748  .736  .723  .711  .698  .684  .671  .657       39


NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D
                       SPECIAL JOINT PENSION WITH SPOUSE

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
          WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE


                             100% OPTION ELECTION
                                 (continued)


  SPOUSE'S                                                                                                        SPOUSE'S
   AGE AT                                   PENSIONER WHOSE RETIREMENT AGE IS:                                     AGE AT
 PENSIONER'S                                                                                                     PENSIONER'S
 RETIREMENT       55    56    57    58    59    60    61    62    63    64    65    66    67    68    69    70   RETIREMENT
- -------------    ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  -----------
     40          .838  .828  .818  .808  .797  .787  .775  .764  .752  .739  .727  .714  .701  .688  .674  .661      40
     41          .841  .832  .822  .812  .801  .790  .779  .767  .755  .743  .730  .718  .704  .691  .678  .664      41
     42          .845  .835  .825  .815  .805  .794  .783  .771  .759  .747  .734  .721  .708  .695  .681  .667      42
     43          .848  .839  .829  .819  .808  .798  .786  .775  .763  .751  .738  .725  .712  .698  .685  .671      43
     44          .852  .843  .833  .823  .812  .802  .790  .779  .767  .755  .742  .729  .716  .702  .689  .675      44

     45          .856  .846  .837  .827  .816  .806  .794  .783  .771  .759  .746  .733  .720  .706  .693  .679      45
     46          .859  .850  .841  .831  .820  .810  .799  .787  .775  .763  .750  .737  .724  .711  .697  .683      46
     47          .863  .854  .845  .835  .825  .814  .803  .791  .780  .767  .755  .742  .728  .715  .701  .687      47
     48          .867  .858  .849  .839  .829  .818  .807  .796  .784  .772  .759  .746  .733  .719  .705  .691      48
     49          .871  .862  .853  .843  .833  .823  .812  .800  .789  .776  .764  .751  .738  .724  .710  .696      49

     50          .875  .866  .857  .847  .837  .827  .816  .805  .793  .781  .769  .756  .742  .729  .715  .701      50
     51          .878  .870  .861  .852  .842  .832  .821  .810  .798  .786  .773  .761  .747  .734  .720  .706      51
     52          .882  .874  .865  .856  .846  .836  .825  .814  .803  .791  .778  .766  .752  .739  .725  .711      52
     53          .886  .878  .869  .860  .851  .841  .830  .819  .808  .796  .784  .771  .757  .744  .730  .716      53
     54          .890  .882  .874  .865  .855  .845  .835  .824  .813  .801  .789  .776  .763  .749  .735  .721      54

     55          .894  .886  .878  .869  .860  .850  .840  .829  .818  .806  .794  .781  .768  .755  .741  .727      55
     56          .898  .890  .882  .873  .864  .855  .845  .834  .823  .812  .799  .787  .774  .760  .747  .732      56
     57          .902  .894  .886  .878  .869  .860  .850  .839  .828  .817  .805  .793  .780  .766  .752  .738      57
     58          .905  .898  .890  .882  .874  .864  .855  .845  .834  .822  .811  .798  .785  .772  .758  .744      58
     59          .909  .902  .895  .887  .878  .869  .860  .850  .839  .828  .816  .804  .791  .778  .764  .750      59

NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D
                       SPECIAL JOINT PENSION WITH SPOUSE

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
          WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE


                             100% OPTION ELECTION
                                  (continued)


  SPOUSE'S                                                                                                             SPOUSE'S
   AGE AT                                     PENSIONER WHOSE RETIREMENT AGE IS:                                        AGE AT
 PENSIONER'S                                                                                                          PENSIONER'S
 RETIREMENT       55    56    57     58    59    60    61    62    63     64     65    66    67    68     69    70    RETIREMENT
- -------------    ----  ----  ----   ----  ----  ----  ----  ----  ----   ----   ----  ----  ----  ----   ----  ----   -----------
      60         .913  .906  .899   .891  .883  .874  .865  .855  .844   .834   .822  .810  .797  .784   .771  .757      60
      61         .917  .910  .903   .895  .887  .879  .870  .860  .850   .839   .828  .816  .803  .790   .777  .763      61
      62         .920  .914  .907   .900  .892  .884  .875  .865  .855   .845   .834  .822  .810  .797   .784  .770      62
      63         .924  .917  .911   .904  .896  .888  .880  .870  .861   .850   .839  .828  .816  .803   .790  .776      63
      64         .927  .921  .915   .908  .901  .893  .884  .876  .866   .856   .845  .834  .822  .810   .797  .783      64

      65         .930  .925  .918   .912  .905  .897  .889  .881  .871   .862   .851  .840  .828  .816   .803  .790      65
      66         .934  .928  .922   .916  .909  .902  .894  .886  .877   .867   .857  .846  .835  .823   .810  .797      66
      67         .937  .931  .926   .920  .913  .906  .899  .891  .882   .873   .863  .852  .841  .829   .817  .804      67
      68         .940  .935  .929   .924  .917  .911  .903  .895  .887   .878   .868  .858  .847  .836   .824  .811      68
      69         .943  .938  .933   .927  .921  .915  .908  .900  .892   .883   .874  .864  .854  .842   .830  .818      69

      70         .946  .941  .936   .931  .925  .919  .912  .905  .897   .889   .880  .870  .860  .849   .837  .825      70
      71         .948  .944  .939   .934  .929  .923  .916  .909  .902   .894   .885  .876  .866  .855   .844  .832      71
      72         .951  .947  .942   .938  .932  .927  .921  .914  .907   .899   .890  .881  .872  .861   .851  .839      72
      73         .954  .950  .945   .941  .936  .931  .925  .918  .911   .904   .896  .887  .878  .868   .857  .846      73
      74         .956  .952  .948   .944  .939  .934  .929  .922  .916   .909   .901  .893  .884  .874   .864  .853      74

      75         .959  .955  .951   .947  .943  .938  .932  .927  .920   .913   .906  .898  .889  .880   .870  .859      75
      76         .961  .958  .954   .950  .946  .941  .936  .931  .924   .918   .911  .903  .895  .886   .876  .866      76
      77         .963  .960  .957   .953  .949  .944  .940  .934  .929   .922   .916  .908  .900  .892   .882  .873      77
      78         .965  .962  .959   .955  .952  .948  .943  .938  .933   .927   .920  .913  .906  .897   .888  .879      78
      79         .967  .964  .961   .958  .954  .951  .946  .942  .936   .931   .925  .918  .911  .903   .894  .885      79


NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION D
                       SPECIAL JOINT PENSION WITH SPOUSE

               FACTORS USED TO DETERMINE THE REDUCED ANNUAL RATE
               OF RETIREMENT ANNUITY PAYABLE TO JOINT PENSIONERS
          WHO ELECT THE SPECIAL JOINT PENSION OPTION WITH THEIR SPOUSE


                             100% OPTION ELECTION
                                  (Continued)


  SPOUSE'S                                                                                                            SPOUSE'S
   AGE AT                                     PENSIONER WHOSE RETIREMENT AGE IS:                                       AGE AT
 PENSIONER'S                                                                                                         PENSIONER'S
 RETIREMENT     55    56    57     58    59    60    61    62     63    64     65    66    67    68     69     70    RETIREMENT
- -------------  ----  ----  ----   ----  ----  ----  ----  ----   ----  ----   ----  ----  ----  ----   ----   ----   -----------
     80        .969  .967  .964   .961  .957  .953  .949  .945   .940  .935   .929  .923  .916  .908   .900   .891       80
     81        .971  .969  .966   .963  .960  .956  .952  .948   .944  .939   .933  .927  .920  .913   .906   .897       81
     82        .973  .970  .968   .965  .962  .959  .955  .951   .947  .942   .937  .931  .925  .918   .911   .903       82
     83        .975  .972  .970   .967  .965  .961  .958  .954   .950  .946   .941  .936  .930  .923   .916   .909       83
     84        .976  .974  .972   .969  .967  .964  .961  .957   .953  .949   .945  .939  .934  .928   .921   .914       84

     85        .978  .976  .974   .971  .969  .966  .963  .960   .956  .952   .948  .943  .938  .932   .926   .919       85
     86        .979  .977  .975   .973  .971  .968  .966  .963   .959  .956   .951  .947  .942  .937   .931   .924       86
     87        .981  .979  .977   .975  .973  .971  .968  .965   .962  .958   .955  .950  .946  .941   .935   .929       87
     88        .982  .980  .979   .977  .975  .973  .970  .967   .965  .961   .958  .954  .949  .945   .939   .934       88
     89        .983  .982  .980   .978  .976  .974  .972  .970   .967  .964   .961  .957  .953  .948   .943   .938       89

NOTE: Factors for additional age combinations are available from the Administrator.

                              SPECIAL PROVISION E

                     As in Effect Prior to January 1, 1976

     A PARTICIPANT who is rehired after a BREAK IN SERVICE shall be treated as a new PARTICIPANT for all purposes, and the PARTICIPANT's SERVICE and compensation before the BREAK IN SERVICE shall not be recognized for any purpose of the PLAN, except as follows:

          (a) Upon either the death or retirement of a PARTICIPANT with broken SERVICE, the last period of CREDITED SERVICE immediately preceding the PARTICIPANT's latest employment date by EMPLOYER shall be counted as SERVICE provided:

               (1) The PARTICIPANT has accrued at least five years of SERVICE since last re-employed by EMPLOYER, and

               (2) The PARTICIPANT was last re-employed by EMPLOYER within five years of the date the PARTICIPANT's latest previous employment was terminated; and

               (3) The PARTICIPANT had accrued at least five years of CREDITED SERVICE prior to the date the PARTICIPANT's last previous employment with EMPLOYER terminated.

          (b) All other periods of prior employment with EMPLOYER, if any, shall not be counted as SERVICE.


                              SPECIAL PROVISION F

                                CREDITED SERVICE

          (a)  As in effect prior to January 1, 1976:

               All SERVICE prior to ACTUAL RETIREMENT DATE, provided the PARTICIPANT joined the PLAN on the date when the PARTICIPANT first became eligible and participated therein continuously thereafter. An EMPLOYEE who first became eligible to join the COMPANY's Retirement PLAN prior to January 1, 1969, was permitted a grace period of six months beyond the EMPLOYEE'S eligibility date. An EMPLOYEE who first became eligible to join the PLAN on or after January 1, 1969, was permitted a grace period of 60 days beyond the EMPLOYEE'S eligibility date. Subject to these grace periods, if an EMPLOYEE did not become a PARTICIPANT when first eligible the EMPLOYEE'S CREDITED SERVICE did not begin until the EMPLOYEE became a PARTICIPANT. If a PARTICIPANT suspended contributions at any time between January 1, 1969, and December 31, 1972, inclusive. CREDITED SERVICE did not accrue to the PARTICIPANT after the date of such suspension of contributions. CREDITED SERVICE did not include any time for which a vacation allowance may be paid subsequent to an EMPLOYEE'S NORMAL RETIREMENT DATE.

          (b)  Effective April 1, 1981:

               An EMPLOYEE who first became eligible to join the PLAN prior to January 1, 1973, but who for any reason did not do so, shall, except those EMPLOYEES who have had their CREDITED SERVICE previously adjusted by action of the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE (EBAC), be allowed the opportunity to have such lost CREDITED SERVICE restored. An EMPLOYEE'S CREDITED SERVICE shall not be adjusted or restored except as follows:

               (1) Prior to April 1, 1982, any EMPLOYEE described above shall, upon application to EBAC, be permitted to buy back any portion of the five years of lost CREDITED SERVICE immediately preceding the latest date on which an EMPLOYEE became a member of the PLAN. Such restored CREDITED SERVICE shall not, in combination with current SERVICE, exceed PARTICIPANT's actual COMPANY SERVICE. The cost for restoring such CREDITED SERVICE shall be computed at the rate of five percent of an EMPLOYEE'S current monthly wage rate for each month of restored CREDITED SERVICE.

               (2) In addition to the above, and prior to April 1, 1982, any EMPLOYEE described above shall, upon application to EBAC, be permitted to buy back any portion of the lost CREDITED SERVICE which is in excess of the five years permitted in (1) above. The cost for restoring such excess CREDITED SERVICE shall be computed at the rate of ten percent of an EMPLOYEE'S current monthly wage rate for each month of restored excess CREDITED SERVICE.

          For the purpose of applying Section 13 (Withdrawal of PARTICIPANT Contributions on Termination of Employment) only that portion of the payment made above, for restoration of lost CREDITED SERVICE, which the EMPLOYEE would have contributed had the EMPLOYEE participated in the PLAN at that time will be considered as CONTRIBUTIONS.


                              SPECIAL PROVISION G

                          PENSION AND LTD ADJUSTMENTS

          (a) Effective December 31, 1993, the PENSION of any PARTICIPANT who retired or the PENSION of a person receiving a SPOUSE's PENSION or a JOINT PENSION, will be increased as follows:

                                                        Increase
                                                        --------
          Retired on or before 12/31/73                   9.0%
          Retired between 1/1/74 and 12/31/83             5.0%
          Retired between 1/1/84 and 12/31/89             2.5%
          Retired between 1/1/88 and 12/31/88             2.5%

     A minimum monthly increase of $50 will be provided to retirees with at least 30 years of SERVICE, and a retirement date at or after normal retirement age. A minimum monthly increase of $25 will be provided to surviving SPOUSES of such retirees.

          (b) The above adjustments shall apply to those Participants who are receiving Long Term Disability Benefit payments.

          (c) By Company resolutions dated June 17, 1964, February 25, 1969, April 9, 1974, September 20, 1977, March 4, 1980, July 15, 1981, and
     December 21, 1983, the amounts of pensions received by certain pensioners were increased in accordance with the provisions of said resolutions. The money required to fund these additional payments is based on actuarial factors and the required contributions are paid into the Plan. The Company intends to continue making these additional payments out of Plan assets and on the same basis as it has done in the past.

                              SPECIAL PROVISION H

                                MAXIMUM PENSION

     This PLAN incorporates by reference the benefit limitations imposed by CODE Section 415.

     The annual benefit amount otherwise payable to a former EMPLOYEE at any time will not exceed the maximum permissible amount under CODE Section 415.
For purposes of determining compliance with the Section 415 benefit limitations, the limitation year shall be the PLAN YEAR. If the benefit the PARTICIPANT would otherwise accrue in a limitation year would produce an annual benefit in excess of the maximum permissible amount under CODE Section 415, then the rate of accrual will be reduced so that the annual benefit will equal the maximum permissible amount.

     If a PARTICIPANT in this PLAN also participates in any defined contribution plan maintained by an EMPLOYER, the sum of the PARTICIPANT'S "Defined Benefit Fraction" and the PARTICIPANT'S "Defined Contribution Fraction" shall not exceed 1.0. In the event that in any PLAN YEAR the sum of the PARTICIPANT'S Defined Benefit Fraction and the PARTICIPANT'S Defined Contribution Fraction exceed 1.0, then the PENSION payable under this PLAN shall be reduced so that the sum of such fractions in respect of that PARTICIPANT will not exceed 1.0."

     For purposes of determining the PLAN'S compliance with CODE Section 415, the annual benefit is a retirement benefit payable under the PLAN in the form of a straight life annuity. Except as provided below, a benefit payable in a form other than a straight life annuity must be adjusted to an actuarially equivalent straight life annuity before applying the limitations of Section
415. The interest rate assumption used to determine actuarial equivalence will be the greater of rate used in Special Provision D or 5 percent. No actuarial adjustment to the benefit is required for the value of a qualified joint and survivor annuity, the value of benefits that are not directly related to retirement benefits (such as the qualified disability benefit, pre-retirement death benefits, and post-retirement medical benefits), and the value of post-retirement cost-of-living increases made in accordance with 415(d) of the CODE. The annual benefit does not include any benefits attributable to EMPLOYEE contributions or rollover contributions or the assets transferred from a qualified plan not maintained by the COMPANY.

     Compensation, for purposes of determining the PLAN'S compliance with
Section 415 of the CODE, shall mean all of each PARTICIPANT'S wages, tips, and other Box 10 compensation on the PARTICIPANT'S Form W-2.


                              SPECIAL PROVISION I

     If prior to 1989 SERVICE terminates with at least ten years of SERVICE, or with at least five years of SERVICE after 1988, the PENSION the PARTICIPANT would otherwise be entitled to receive shall be reduced because of the withdrawal.

     If the withdrawal occurs prior to age 55, the yearly PENSION payable at the NORMAL RETIREMENT DATE, prior to reduction for EARLY RETIREMENT (if any), shall be reduced by the product of the amount withdrawn and the applicable factor selected from the following table:

   Age Last                       Age Last
  Birthday At                    Birthday At
  Refund Date        Factor      Refund Date      Factor
  -----------        ------      -----------      ------
      25             .6705           40           .3225
      26             .6385           41           .3072
      27             .6081           42           .2925
      28             .5792           43           .2786
      29             .5516           44           .2653
      30             .5253           45           .2527
      31             .5003           46           .2407
      32             .4765           47           .2292
      33             .4538           48           .2183
      34             .4321           49           .2079
      35             .4116           50           .1980
      36             .3920           51           .1886
      37             .3733           52           .1796
      38             .3556           53           .1710
      39             .3386           54           .1629

     If the withdrawal occurs after age 55, the yearly PENSION payable at the ACTUAL RETIREMENT DATE, after reduction for EARLY RETIREMENT (if any), shall be reduced by the product of the amount withdrawn and the applicable factor selected from the following table:

                   Age Last
                  Birthday At
                  Refund Date       Factor
                  -----------       ------
                      55            .0775
                      56            .0792
                      57            .0810
                      58            .0829
                      59            .0849
                      60            .0871
                      61            .0894
                      62            .0919
                      63            .0946
                      64            .0975
                      65            .1000
                      66            .1039
                      67            .1074
                      68            .1111
                      69            .1151
                      70            .1192

     Notwithstanding the foregoing, in no event will the PENSION be reduced by more than one-third.

     The monthly reduction is computed by multiplying the appropriate factor times the PARTICIPANT'S contributions including interest and dividing that amount by twelve months.

EXAMPLE:

Assumptions:   Age 60
               Basic Pensions =              $1,500.00/month
               Contributions  = $6,000.00
               Interest       =  3,000.00
                                ---------
               Total          = $9,000.00 -     65.33*
                                            ---------
               Pension with contributions = $1,434.67/month plus interest withdrawn

_______________________

*Calculation:  (Contributions + Interest x Age 60 Refund Factor) : 12 Months
               ($9,000 x .0871 : 12 Months = $65.33)

                              SPECIAL PROVISION J

                              TOP HEAVY PROVISIONS


(a)  General Rule

     For any PLAN YEAR for which this PLAN is a "top-heavy plan" as defined in subsection (g) below, any other provisions of this PLAN to the contrary notwithstanding, this PLAN shall be subject to the following provisions:

     (1)  The vesting provisions of subsection (b).

     (2)  The minimum benefit provisions of subsection (c).

     (3)  The limitation on compensation set by subsection (d).

     (4)  The limitation on benefits set by subsection (e).

     If any individual has not performed SERVICE for an EMPLOYER at any time during the five-year period ending on the last day of the preceding PLAN YEAR, any accrued benefit for such individual shall not be taken into account for purposes of determining whether the PLAN is a "top-heavy plan." For purposes of determining whether the PLAN is top-heavy, a non-key EMPLOYEE'S accrued benefit must be determined as if it is accrued not more rapidly than the slowest accrual rate permitted under CODE Section 411(b)(1)(C) (i.e., the "fractional rule").

(b)  Vesting Provisions

     Each PARTICIPANT who (i) has completed an hour of SERVICE during any PLAN YEAR in which the PLAN is top heavy and (ii) has completed the number of years of credited SERVICE specified in the following table shall have a nonforfeitable right to the percentage of the benefit accrued under this PLAN derived from EMPLOYER contributions correspondingly specified in the following table:

          Years of                 Percentage of
     credited service:             nonforfeitable
                                      benefit:

            2                            20
            3                            40
            4                            60
            5                            80
            6 or more                   100

     "Credited service" as used in this subsection (b) shall constitute SERVICE as defined in Section 22 of this PLAN.

     Each PARTICIPANT's nonforfeitable accrued benefit shall not be less than his nonforfeitable accrued benefit determined as of the last day of the last PLAN YEAR in which the PLAN was a top-heavy PLAN. If the PLAN ceases to be top-heavy, each PARTICIPANT with five or more years of SERVICE, whether or not consecutive, shall have his nonforfeitable accrued benefit determined in accordance with this Section and Section 3. Each such PARTICIPANT shall have the right to elect the applicable schedule within 60 days after the day the PARTICIPANT is issued written notice by the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE, or as otherwise provided in accordance with regulations issued under the provision of the Internal Revenue CODE of 1954, as amended, relating to changes in the vesting schedule.

     This provision shall apply without regard to contributions or benefits under Social Security or any other Federal or State law.

(c)  Minimum Benefit Provisions

     Each PARTICIPANT who (i) is a non-key employee (as defined in subsection
(i) below) and (ii) has completed 1,000 hours of SERVICE during any PLAN YEAR shall be entitled to an accrued benefit in the form of an annual retirement benefit (as defined in paragraph (1) below) that shall be not less than the applicable percentage (as defined in paragraph (2) below) of the PARTICIPANT's average annual compensation for years in the testing period (as defined in paragraph (3) below).

     (1) "Annual retirement benefit" means a benefit payable annually in the form of a single life annuity (with no ancillary benefits) beginning at NORMAL RETIREMENT DATE as defined in Section 22 of this PLAN or its actuarial equivalent.

     (2) "Applicable percentage" means the lesser of two percent multiplied by the number of top-heavy PLAN YEARs of service (as defined in paragraph (4) below) of 20 percent.

     (3) "Testing period" means, with respect to a PARTICIPANT, the period of consecutive years (not exceeding five) of SERVICE during which the PARTICIPANT had the greatest aggregate compensation from the EMPLOYER. The testing period shall not include any year of SERVICE not included as a year of SERVICE as defined in paragraph (4) below. The testing period shall also not include any year of SERVICE that ends in a PLAN YEAR beginning before January 1, 1984 or during which the PLAN was not a top-heavy plan.

     (4)  "Years of service" means SERVICE as defined in Section 3 of this PLAN.

     Benefits taken into account under this Subsection shall not include any benefits payable under the Social Security Act or any other Federal or State law.

(d)  Limitation on Benefits

     In the event that the EMPLOYER also maintains a defined contribution PLAN providing contributions on behalf of PARTICIPANTS in this PLAN, one of the two following provisions shall apply:

     (1) If for the PLAN YEAR this PLAN would not be a "top-heavy plan" as defined in subsection (g) below if "90 percent" were substituted for "60 percent," then subsection (c) shall apply for such PLAN YEAR as if amended so that the "applicable percentage" means the lesser of three percent multiplied by the number of years of SERVICE (as defined in paragraph (4) of subsection (c)) during which the PLAN would be top-heavy (as defined in subsection (g)) and the overall applicable percentage does not exceed the lesser of 30% or 20% plus 1% for each year the PLAN is taken into account under this subsection ((e)(1)).

     (2) If for the PLAN YEAR this PLAN would continue to be a "top-heavy plan" as defined in subsection (g) below if "90 percent" were substituted for "60 percent," then the denominator of both the defined contribution PLAN fraction and the defined benefit plan fraction shall be calculated as set forth in Special Provision H for the limitation year ending in such PLAN YEAR by substituting "1.0" for "1.25," except with respect to any individual for whom there are no EMPLOYER contributions, forfeitures or voluntary nondeductible contributions allocated or any accruals for such individual under the defined benefit PLAN. Furthermore, the transitional rule set forth in CODE Section 415 shall be applied by substituting "$41,500" for $51,875".

(e)  Coordination with Other Plans

     In the event that another defined contribution or defined benefit PLAN maintained by the EMPLOYER provides contributions or benefits on behalf of PARTICIPANTS in this PLAN, such other PLAN shall be treated as a part of this PLAN pursuant to applicable principles (such as Rev. Rul. 81-202 or any successor ruling) in determining whether this PLAN satisfies the requirements of subsection (b), (c) and (d). Such determination shall be made upon the advice of counsel by the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE.

(f)  Top-heavy Plan Definition

     This PLAN shall be a "top-heavy plan" for any PLAN YEAR if, as of the determination date (as defined in subsection (g)(1) below), the present value (as determined in subsection (g)(2) below) of the cumulative accrued benefits under the PLAN for participants (including former participants) who are key employees (as defined in subsection (h) below) exceeds 60 percent of the present value of the cumulative accrued benefits under the PLAN for all participants, excluding former key employees, or if this PLAN is required to be in a aggregation group (as defined in subsection (g)(3) below) which for such PLAN YEAR is a top-heavy group (as defined in subsection (g)(4) below).

     (1) "Determination date" means for any PLAN YEAR the last day of the immediately preceding PLAN YEAR.

     (2) The present value shall be determined as of the most recent valuation date that is within the twelve-month period ending on the determination date and as described in the regulations under the Internal Revenue CODE as of 1954, as amended.

     (3) "Aggregation group" means the group of plans, if any, that includes both the group of plans that are required to be aggregated and the group of plans that are permitted to be aggregated.

          (A) The group of plans that are required to be aggregated (the "required aggregation group") includes

               (i) Each plan of the EMPLOYER (as defined in subsection (j) below) in which a key employee is a PARTICIPANT, including collectively-bargained plans, and

               (ii) Each other plan, including collectively-bargained plans of the EMPLOYER (as defined in subsection (j) below) which enables a plan in which a key employee is a PARTICIPANT to meet the requirements of the Internal Revenue CODE of 1954, as amended, prohibiting discrimination as to contributions or benefits in favor of employees who are officers, shareholders or the highly-compensated or prescribing the minimum participation standards.

          (B) The group of plans that are permitted to be aggregated (the "permissive aggregation group") includes the required aggregation group plus one or more plans of the EMPLOYER (as defined in subsection (j) below) that is not part of the required aggregation group and that the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE certifies as constituting a plan within the permissive aggregation group. Such plan or plans may be added to the permissive aggrega-
          tion group only if, after the addition, the aggregation group as a whole continue not to discriminate as to contributions or benefits in favor of officers, shareholders or the highly-compensated and to meet the minimum participation standards under the Internal Revenue CODE of 1954, as amended.

(4) "Top-heavy group" means the aggregation group, if as of the applicable determination date, the sum of the present value of the cumulative accrued benefits for key employees under all defined benefit plans included in the aggregation group plus the aggregate of the accounts of key employees under all defined contribution plans included in the aggregation group exceeds 60% of the sum of the present value of the cumulative accrued benefits for all employees, excluding former key employees, under all such defined benefit plans plus the aggregate accounts for all employees, excluding former key employees, under such defined contribution plans. If the aggregation group that is a top-heavy group is a required aggregation group, each Plan in the group will be top heavy. If the aggregation group that is a top-heavy group is a permissive aggregation group, only those plans that are part of the required aggregation group will be treated as top-heavy. If the aggregation group is not a top-heavy group, no plan within such group will be top-heavy.

(5) In determining whether this PLAN constitutes a "top-heavy plan", the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE (or its agent) shall make the following adjustments in connection therewith:

     (A) When more than one plan is aggregated, the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE shall determine separately for each plan as of each plan's determination date the present value of the accrued benefits or account balance. The results shall then be aggregated by adding the results of each plan as of the determination dates for such plans that fall within the same calendar year.

     (B) In determining the present value of the cumulative accrued benefit or the amount of the account of any employee, such present value or account shall include the amount in dollar value of the aggregate distributions made to such employee under the applicable plan during the five-year period ending on the determination date, unless reflected in the value of the accrued benefit or account balance as of the most recent valuation date. Such amounts shall include distributions to employees which represented the entire amount credited to their accounts under the applicable plan.

     (B) Further, in making such determination, in any case where an individual is a "non-key employee" as defined in subsection (h) below, with respect to an applicable plan, but was a key employee with respect to such plan for any prior PLAN YEAR, any accrued benefit and any account of such employee shall be altogether disregarded. For this purpose, to the extent that a key employee is deemed to be a key employee if he met the definition of key employee within any of the four preceding PLAN YEARS, this provision shall apply following the end of such period of time.

(g)  Key Employee

     The term "key employee" means any employee or former employee under this PLAN who, at any time during the PLAN YEAR containing the determination date or during any of the four preceding PLAN YEARS, is or was one of the following:

     (1) An officer of the EMPLOYER (as defined in subsection (j)). Whether an individual is an officer shall be determined by the

          EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE on the basis of all the facts and circumstances, such as an individual's authority, duties and term of office, not on the mere fact that the individual has the title of an officer. For any such PLAN YEAR, there shall be treated as officers no more than the lesser of:

          (A)  50 employees, or

          (B)  the greater of three employees or 10 percent of the employees.

          For this purpose, the highest-paid officers shall be selected. Business organizations other than corporations shall be deemed to have no officers.

     (2) One of the ten employees owning (or considered as owning, within the meaning of the constructive ownership rules of the Internal Revenue CODE of 1954, as amended) the largest interests in the EMPLOYER (as defined in subsection (j)). An employee who has some ownership interest is considered to be one of the top ten owners unless at least ten other employees own a greater interest than that employee. However, an employee will not be considered a top ten owner for a PLAN YEAR if the employee earns less than the maximum dollar limitation on contributions and other annual additions to a PARTICIPANT's account in a defined contribution plan under the Internal Revenue CODE of 1954, as amended, as in effect for the calendar year in which the determination date falls.

     (3) Any person who owns (or is considered as owning within the meaning of the constructive ownership rules of the CODE more than five percent of the outstanding stock of the EMPLOYER or stock possessing more than five percent of the combined total voting power of all stock of the EMPLOYER.

     (4) A one percent owner of the EMPLOYER having an annual compensation from the EMPLOYER of more than $150,000, and possessing more than five percent of the combined total voting power of all stock of the EMPLOYER. For purposes of this subsection, compensation means all items includable as compensation for purposes of applying the limitations on contributions and other annual additions to a PARTICIPANT's account in a defined contribution plan and the maximum benefit payable under a defined plan under the Internal Revenue CODE of 1954, as amended.

          For purposes of parts (1), (2), (3) and (4) of this definition, a beneficiary of a key employee shall be treated as a key employee. For purposes of parts (3) and (4), each EMPLOYER is treated separately (without regard to the definition in subsection (j)) in determining ownership percentages; but, in determining the amount of compensation, the definition of EMPLOYER in subsection (j) is taken into account.

(h)  Non-Key Employee

     The term "non-key employee" means any employee (and any beneficiary of an employee) who is not a key employee.

(i)  Employer

     The term "employer" means EMPLOYER as defined in Section 22 of this PLAN.

(j)  Collective Bargaining Rules

     The provisions of subsection (b), (c) and (d) above do not apply with respect to any employee included in a unit of employees covered by a collective bargaining agreement unless the application of such subsections has been agreed upon with the collective bargaining agent.

(k)  Distributions to Key Employees

     Any other provisions of this PLAN to the contrary notwithstanding, distribution of the entire interest in this PLAN of each PARTICIPANT who is or any time has been a key employee shall commence no later than the end of the taxable year of the PARTICIPANT in which the PARTICIPANT attains age 70 1/2.


                              SPECIAL PROVISION K

I.   Introduction

          This Special Provision K, an amendment to the COMPANY'S RETIREMENT PLAN, adopted by the COMPANY'S Board of Directors on December 17, 1986, is the controlling and definitive statement of the Voluntary Retirement Incentive program ("VRI"). The purpose of the VRI is to reduce a surplus of COMPANY employees in certain designated operations. The VRI is a part of the RETIREMENT PLAN, and except as otherwise provided in this Special Provision K, shall be administered in accordance with and subject to the terms of the RETIREMENT PLAN. Terms in all capitals are defined in
     Section 22 of the RETIREMENT PLAN.  Terms underlined are defined in
     Section VII of Special Provision K.

          The decision of an Eligible Employee to elect to participate in the VRI is wholly voluntary, and an election not to participate in the VRI shall in no way affect benefits under the RETIREMENT PLAN to which an Eligible Employee might otherwise be entitled.


II.  Eligibility to Participate in the VRI

          Eligible Employees shall be any full-time active employee of the COMPANY or of a Participating Employer, born on or before January 1, 1937, who has at least 15 years of SERVICE on January 1, 1987. For purposes of this VRI only, the term active employee shall not include an employee of the COMPANY or a Participating Employer, (i) who, on January 1, 1987, is presently receiving benefits under Part B of the Group Life Insurance and Long Term Disability Plan; (ii) who, as of January 1, 1987, is on personal or medical leave, with or without pay; or (iii) who is a former employee whose ACTUAL RETIREMENT DATE was November 1, 1986, or earlier.

          Anything herein to the contrary notwithstanding, an Eligible Employee who (i) elects not to participate in the VRI and (ii) prior to January 1, 1988, is severed under the Company's Corporate Severance Program, shall be entitled to receive a Basic VRI Benefit under this Special Provision K. Such Basic VRI Benefit shall be in lieu of any benefits to which the Eligible EMPLOYEE would otherwise be entitled to receive under the Corporate Severance Program. For purposes of calculating the Basic VRI Benefit under this provision, the VRI Retirement Date shall be the first of the month following the month in which the employee is severed.

III. Election to Participate

          An Eligible EMPLOYEE must elect to participate in the VRI by submitting a completed and signed VRI enrollment form which is received by a designated COMPANY representative no later than January 30, 1987, except that Eligible Employees who are employed by Pacific Gas Transmission Company will have until the close of business, September 30, 1987, to submit their completed and signed VRI enrollment form to a designated employer representative. An Eligible EMPLOYEE who fails to submit a timely enrollment form shall be deemed to have elected not to participate in the VRI. The election of an Eligible Employee not to participate in the VRI, whether through failure to timely submit a VRI election form or otherwise, shall be conclusive and binding on the employee, employee's spouse, heirs, and assigns.


IV.  VRI Benefit

     A. Basic VRI Benefit. An Eligible Employee who elects in a timely manner to participate in the VRI shall be entitled to receive a Basic VRI Benefit under the RETIREMENT PLAN equal to the BASIC PENSION benefit formula calculated under Subsection 6(a)(1), with the following adjustments:

          1. BASIC MONTHLY SALARY shall mean the PARTICIPANT'S BASIC MONTHLY SALARY on January 1, 1986, increased by 5 percent;

          2. SERVICE shall mean the PARTICIPANT'S SERVICE as of the VRI Retirement Date selected by the PARTICIPANT, increased by five years; and

          3. The EARLY RETIREMENT PENSION reduction provisions of Subsection 7(b) shall not apply to any Basic VRI Benefit payable under this Special Provision K.

     B. A Basic VRI Benefit shall be payable as of the VRI Retirement Date selected by the Eligible Employee and shall be paid as soon as practicable after the applicable VRI Retirement Date. Eligible Employees who elect to participate in the VRI shall not be subject to the age 55 requirement contained in Section 8.

     C. Section 10 of the RETIREMENT PLAN shall control the conditions under which other forms of pension may be substituted for the Basic VRI Benefit. Thus, although a PARTICIPANT is entitled to receive a Basic VRI Benefit, if the PARTICIPANT is married, Section 10(b) of the RETIREMENT PLAN requires that the Basic VRI Benefit be converted to a MARITAL PENSION, unless the PARTICIPANT'S spouse CONSENTS to an alternative form of pension.

     D. The Basic VRI Benefit payable under this Special Provision K shall be in lieu of any benefit which might otherwise be payable under the RETIREMENT PLAN.

     E. A participant who elects to participate in VRI shall also be entitled to make the elections provided in Sections 10 (Forms of Pension), 12 (Withdrawal of Participant Contributions on Termination of Employment), 13 (Death Benefits), and 14 (Facility of Payment).

V.   VRI Retirement Dates

          At such time as an employee elects to participate in the VRI, he shall select a VRI Retirement Date. For purposes of this Special Provision K, a VRI Retirement Date shall mean one of the following:

     A. For Eligible Employees other than Eligible Employees employed by Pacific Gas Transmission Company:

          1. February 1, 1987, provided, however, that eligible participants have completed all necessary VRI enrollment procedures prior to January 15, 1987;

          2.   March 1, 1987;

          3.   April 1, 1987; or

          4. The first of any month during the period commencing with March 1, 1987, and ending with and including October 1, 1987. This Subsection V.A.4. shall only apply in the event that the COMPANY or the Participating Employer, as the case may be, has a demonstrated business need which requires the retention of the Eligible Employee. Should the business needs of the COMPANY or of a Participating Employer require the retention of an Eligible Employee beyond October 1, 1987, the VRI Retirement Date shall be the first of any month during the period subsequent to October 1, 1987, and ending with and including July 1, 1988.
               The selection of any such VRI Retirement Date subsequent to October 1, 1987, shall be made by the COMPANY, or Participating Employer, through an appropriate member of the COMPANY's Management Committee.

     B.   For Eligible Employees employed by Pacific Gas Transmission Company:

          1. October 1, 1987, provided, however, that eligible participants have completed all necessary VRI enrollment procedures prior to September 15, 1987;

          2.   November 1, 1987; or

          3. The first of any month during the period commencing with December 1, 1987, and ending with and including June 1, 1988. This Subsection V.B.3. shall only apply in the event that Pacific Gas Transmission Company has a demonstrated need which requires the retention of the Eligible Employee.

               The VRI Retirement Date selected shall also be the date as of which an Eligible Employee ceases to be an employee of the COMPANY or a Participating Employer, as the case may be.

VI.  Revocation of Election

          An Eligible Employee who has elected to participate in the VRI may revoke his election, provided, however, that any such revocation shall only be effective if received by the COMPANY on or before January 30, 1987, for those Eligible Employees who elected a VRI Retirement Date of February 1, 1987; February 15, 1987, for those Eligible Employees who elected a VRI Retirement Date of March 1, 1987, or later; September 30, 1987, for those Eligible Employees of Pacific Gas Transmission Company who elected a VRI Retirement Date of October 1, 1987; or October 15,

     1987, for those Eligible Employees of Pacific Gas Transmission Company who elected a VRI Retirement Date of November 1, 1987, or later.


VII. Definitions

     A. Basic VRI Benefit: The benefit calculated under Section IV of this Special Provision K.

     B. Eligible Employee: An employee of the COMPANY or of a Participating Employer who has met the eligibility criteria as set forth in Section II on January 1, 1987. For purposes of this Special Provision K only, Eligible Employee shall not include any COMPANY Officer at the vice presidential level, or above.

     C. Participating Employer: Natural Gas Corporation, Pacific Gas Transmission Company, and Pacific Service Employees Association.

     D. VRI: The COMPANY's Voluntary Retirement Incentive program as set forth in this Special Provision K.

     E.   VRI Retirement Date:  The date selected by an Eligible Employee under
          Section V of this Special Provision K.


                              SPECIAL PROVISION M

I.   Introduction

          This Special Provision M, an amendment to the COMPANY'S RETIREMENT PLAN, adopted by the COMPANY'S Board of Directors on February 17, 1993, is the controlling and definitive statement of the Voluntary Retirement Incentive program ("VRI"). The purpose of the VRI is to reduce a surplus of COMPANY employees in certain designated operations. The VRI is a part of the RETIREMENT PLAN, and except as otherwise provided in this Special Provision M, shall be administered in accordance with and subject to the terms of the RETIREMENT PLAN. Terms in all capitals are defined in
     Section 22 of the RETIREMENT PLAN.  Terms underlined are defined in
     Section VII of Special Provision M.

          The decision of an Eligible Employee to elect to participate in the VRI is wholly voluntary, and an election not to participate in the VRI shall in no way affect benefits under the RETIREMENT PLAN to which an Eligible Employee might otherwise be entitled.


II.  Eligibility to Participate in the VRI

          An Eligible Employee shall be any active employee of the COMPANY whose base job classification on February 17, 1993, is in a Targeted Organization and who was born on or before December 31, 1942, and has at least 15 years of SERVICE on December 31, 1992. For purposes of this VRI only, the term active employee shall not include an employee of the COMPANY (i) who, on February 17, 1993, is presently receiving benefits under Part B of the Group Life Insurance and Long Term Disability Plan;
     (ii) who is on a leave of absence, with or without pay, which began on or prior to August 17, 1992; or (iii) who is a former employee whose ACTUAL RETIREMENT DATE was February 1, 1993, or earlier.

III. Election to Participate

          An Eligible Employee must elect to participate in the VRI by submitting a completed and signed VRI enrollment form which is received by a designated COMPANY representative no later than April 23, 1993. An Eligible Employee who fails to submit a timely enrollment form shall be deemed to have elected not to participate in the VRI. The election of an Eligible Employee not to participate in the VRI, whether through failure to submit a timely VRI election form or otherwise, shall be conclusive and binding on the employee, employee's spouse, heirs, and assigns.


IV.  VRI Benefit

     A. Basic VRI Benefit. An Eligible Employee who elects in a timely manner to participate in the VRI shall be entitled to receive a Basic VRI Benefit under the RETIREMENT PLAN equal to the BASIC PENSION benefit formula calculated under Subsection 6(a)(1), with the following adjustments:

          1. SERVICE shall mean the PARTICIPANT'S SERVICE as of last VRI Retirement Date for such Eligible Employee, increased by three years; and

          2. The EARLY RETIREMENT PENSION reduction provisions of Subsection 7(b) shall not apply to any Basic VRI Benefit payable under this Special Provision M.

     B. A Basic VRI Benefit shall be payable as of the VRI Retirement Date selected by the Eligible Employee and shall be paid as soon as practicable after the applicable VRI Retirement Date. Eligible Employees who elect to participate in the VRI shall not be subject to the age 55 requirement contained in Section 8.

     C. Section 10 of the RETIREMENT PLAN shall control the conditions under which other forms of pension may be substituted for the Basic VRI Benefit. Thus, although a PARTICIPANT is entitled to receive a Basic VRI Benefit, if the PARTICIPANT is married, Section 10(b) of the RETIREMENT PLAN requires that the Basic VRI Benefit be converted to a MARITAL PENSION, unless the PARTICIPANT'S spouse CONSENTS to an alternative form of pension.

     D. The Basic VRI Benefit payable under this Special Provision M shall be in lieu of any benefit which might otherwise be payable under the RETIREMENT PLAN.

     E. A participant who elects to participate in VRI shall also be entitled to make the elections provided in Sections 10 (Forms of Pension), 12 (Withdrawal of Participant Contributions on Termination of Employment), 13 (Death Benefits), and 14 (Facility of Payment).

V.   VRI Retirement Dates

          At such time as an employee elects to participate in the VRI, he shall select a VRI Retirement Date. For purposes of this Special Provision M, a VRI Retirement Date shall mean one of the following:

     A.   May 1, 1993;

     B.   June 1, 1993; or

     C. The first of any month during the period commencing with July 1, 1993, and ending with and including June 1, 1994. This Subsection C shall only apply in the event that the COMPANY has a demonstrated business need which requires the retention of the Eligible Employee. The selection of any such VRI Retirement Date subsequent to June 1, 1993, can be made only with the written approval of both of the Company's Executive Vice Presidents.

          The VRI Retirement Date selected shall also be the date as of which an Eligible Employee ceases to be an employee of the COMPANY.


VI.  Revocation of Election

          An Eligible Employee who has elected to participate in the VRI may revoke his election, provided, however, that any such revocation shall only be effective if received by the COMPANY on or before April 23, 1993, for those Eligible Employees who elected a VRI Retirement Date of May 1, 1993; or April 30, 1993, for those Eligible Employees who elected a VRI Retirement Date of June 1, 1993, or later.


VII. Definitions

     A. Basic VRI Benefit: The benefit calculated under Section IV of this Special Provision M.

     B. Eligible Employee: An employee of the COMPANY who has met the eligibility criteria as set forth in Section II. For purposes of this Special Provision M only, Eligible Employee shall not include any COMPANY Officer.

     C. Targeted Organization: Distribution Business Unit; Engineering and Construction Business Unit; Gas Supply Business Unit except the Gas Dispatch Department and except employees with job levels of 32 and above; Nuclear Operations Support Department; Nuclear Safety and Regulatory Affairs Department; Nuclear Engineering and Construction Services Department; Nuclear Business and Financial Management Department; Nuclear Documentation and Support Department; Quality Assurance Department; human resources departments, including business unit human resources organizations being consolidated with corporate human resources; computer and telecommunication services departments, including business unit and corporate services organizations being consolidated with corporate computer and telecommunication services departments; Corporate Communications departments, including business unit media and employee communications units being consolidated with Corporate Communi-cations departments; community and governmental relations departments including regional public affairs units being consolidated with corporate governmental relations departments; and the Economics and Forecasting Department.

     D. VRI: The COMPANY's Voluntary Retirement Incentive program as set forth in this Special Provision M.

     E.   VRI Retirement Date:  The date selected by an Eligible Employee under
          Section V of this Special Provision M.

                              SPECIAL PROVISION N

I.   Introduction

          This Special Provision N, an amendment to the COMPANY'S RETIREMENT PLAN, authorized by the COMPANY'S Board of Directors on September 21, 1994, is the controlling and definitive statement of the Voluntary Retirement Incentive program ("VRI"). The purpose of the VRI is to reduce a surplus of COMPANY EMPLOYEES. The VRI is a part of the RETIREMENT PLAN, and except as otherwise provided in this Special Provision N, shall be administered in accordance with and subject to the terms of the RETIREMENT PLAN. Terms in all capitals are defined in Section 22 of the RETIREMENT PLAN. Terms underlined are defined in Section VII of Special Provision N.

          The decision of an Eligible Employee to elect to participate in the VRI is wholly voluntary, and an election not to participate in the VRI shall in no way affect benefits under the RETIREMENT PLAN to which an Eligible Employee might otherwise be entitled.


II.  Eligibility to Participate in the VRI

          An Eligible Employee shall be any active EMPLOYEE of the COMPANY who was born on or before September 30, 1944, and has at least 15 years of SERVICE on September 30, 1994. For purposes of this VRI only, the term active EMPLOYEE shall not include an EMPLOYEE of the COMPANY (i) who, on September 30, 1994, is presently receiving benefits under Part B of the Group Life Insurance and Long Term Disability Plan; (ii) who is on a leave of absence, with or without pay, which began on or prior to March 30, 1994; (iii) who elected to retire under Special Provision M of Part I of the RETIREMENT PLAN or Special Provision N of Part II of the RETIREMENT PLAN; (iv) who has received or is scheduled to receive severance benefits under the COMPANY'S Workforce Management Program, Letter Agreement No. 93-42-PGE and Letter Agreement No. 93-23esc, or under any other written agreement between the COMPANY and the EMPLOYEE in which the EMPLOYEE has received benefits in connection with the termination of such EMPLOYEE'S employment; (v) who is a former EMPLOYEE who was terminated for cause; or
     (vi) who is a former EMPLOYEE whose ACTUAL RETIREMENT DATE was July 1, 1994, or earlier.


III. Election to Participate

          An Eligible Employee must elect to participate in the VRI by completing and signing the VRI enrollment and waiver and release forms provided by the COMPANY and returning the completed forms to a designated COMPANY representative no later than November 21, 1994. An Eligible Employee who fails to submit timely both enrollment and waiver and release forms shall be deemed to have elected not to participate in the VRI. The election of an Eligible Employee not to participate in the VRI, whether through failure to timely submit VRI election and waiver and release forms or otherwise, shall be conclusive and binding on the EMPLOYEE, EMPLOYEE'S spouse, heirs, and assigns.

IV.  VRI Benefit

     A. Basic VRI Benefit. An Eligible Employee who elects in a timely manner to participate in the VRI shall be entitled to receive a Basic VRI Benefit under the RETIREMENT PLAN equal to the BASIC PENSION benefit formula calculated under Subsection 6(a)(1) with the following adjustments:

          1. SERVICE shall mean the PARTICIPANT'S SERVICE as of the VRI Retirement Date for such Eligible Employee, increased by three years; and

          2. The EARLY RETIREMENT PENSION reduction provisions of Subsection 7(b) shall not apply to any Basic VRI Benefit payable under this Special Provision N.

     B. A Basic VRI Benefit shall be payable as of the VRI Retirement Date and shall be paid as soon as practicable after the applicable VRI Retirement Date. Eligible Employees who elect to participate in the VRI shall not be subject to the age 55 requirement contained in
          Section 8.

     C. Section 10 of the RETIREMENT PLAN shall control the conditions under which other forms of pension may be substituted for the Basic VRI Benefit. Thus, although a PARTICIPANT is entitled to receive a Basic VRI Benefit, if the PARTICIPANT is married, Subsection 10(b) of the RETIREMENT PLAN requires that the Basic VRI Benefit be converted to a MARITAL PENSION, unless the PARTICIPANT'S spouse consents to an alternative form of pension.

     D. The Basic VRI Benefit payable under this Special Provision N shall be in lieu of any benefit which might otherwise be payable under the RETIREMENT PLAN.

     E. A PARTICIPANT who elects to participate in VRI shall also be entitled to make the elections provided in Sections 10 (Forms of Pension), 12 (Withdrawal of Participant Contributions on Termination of Employment), 13 (Death Benefits), and 14 (Facility of Payment).


V.   VRI Retirement Dates

          At such time as an EMPLOYEE elects to participate in the VRI, he shall select a VRI Retirement Date. For purposes of this Special Provision N, a VRI Retirement Date shall mean one of the following:

     A.   January 1, 1995; or

     B. The first of any month during the period commencing with February 1, 1995, and ending with and including January 1, 1996. This Subsection B shall only apply in the event that the COMPANY has a demonstrated business need which requires the retention of the Eligible Employee. The selection of any such VRI Retirement Date subsequent to January 1, 1995, can be made only with the written approval of the COMPANY'S Chief Executive Officer.

          The VRI Retirement Date selected shall also be the date as of which an Eligible Employee ceases to be an EMPLOYEE of the COMPANY.


VI.  Revocation of Election

          An Eligible Employee who has elected to participate in the VRI may revoke his election, provided, however, that any such revocation shall only be effective if received by the COMPANY on or before November 28, 1994.

VII. Definitions

     A. Basic VRI Benefit: The benefit calculated under Section IV of this Special Provision N.

     B. Eligible Employee: An EMPLOYEE of the COMPANY who has met the eligibility criteria as set forth in Section II. EMPLOYEES of Pacific Gas Transmission Company, PG&E Enterprises, Pacific Service Employees Association, and any other subsidiary or affiliate of the COMPANY are not Eligible Employees for purposes of this VRI.

     C. VRI: The COMPANY's Voluntary Retirement Incentive program as set forth in this Special Provision N.

     D.   VRI Retirement Date:  The date selected by an Eligible Employee under
          Section V of this Special Provision N.